Exhibit 4.49

Additional agreement No. 1

to Additional Agreement No.2 to Credit Facility Agreement No. 227/12-B dated April 27, 2012

Moscow	December 24, 2015

Gazprombank (Joint Stock Company), general license No. 354, hereinafter referred to as the “Lender” or the “Bank”, represented by Aleksander Yuryevich Muranov, Deputy Chairman of the Management Board, acting by virtue of power of attorney No. Д-01/1893 dated December 3, 2015, on the one part and

Southern Kuzbass Coal Company Open Joint Stock Company, hereinafter referred to as the “Borrower”, represented by Pavel Viktorovich Shtark, General Director of Mechel-Mining Management Company Limited Liability Company, acting by virtue of the Contract on Delegation of Authority of Sole Executive Body of Southern Kuzbass Coal Company Open Joint Stock Company to the management company - Mechel-Mining Management Company Limited Liability Company dated October 21, 2013 and the Charter, on the other part, together referred to as the “Parties”, signed this Additional Agreement No. 1 (hereinafter referred to as the “Additional Agreement”) to Additional Agreement No. 2 to Credit Facility Agreement No. 227/12-B dated April 27, 2012., signed between the Bank and the Borrower on August 20, 2015 and including the Credit Agreement as amended (hereinafter - the “Credit Agreement”) (hereinafter - “Additional Agreement No.2”) as follows:

1 INTRODUCTION OF AMENDMENTS TO ADDITIONAL AGREEMENT No. 2

The Parties agreed to introduce the following amendments into Additional Agreement No. 2:

1.1	State the first paragraph of clause 4.1 to read as follows:

“Performance of obligations and exercise of rights of the Parties hereunder and change in rights and obligations of the Parties under the Credit Agreement in accordance herewith (except for provisions of subclauses 4.24.8 and 6.7.2.2 of the Amended Credit Agreement) is due to: (a) signing by the Parties of the Reconciliation Certificate and(b) performance by the Parties of the following actions and occurrence of the following circumstances, irrespective of their sequence, but with mandatory condition as to performing them all in the aggregate”:

1.2	Delete subclause 4.1.12 without changing the numbering of subclauses 4.1.13-4.1.19.

1.3	In subclause 4.1.14 replace words “in accordance with subclause 4.24.4 of the amended Credit Agreement” with “in accordance with the terms and conditions of the Collateral documentation”.

1.4	State clause 4.1.19 to read as follows:

“4.1.19	Provision by the Company of the following information and data in the form of relevant annexes to the Amended Credit Agreement:

4.1.19.1	Annexes Nos. 10, 14 of the Amended Credit Agreement, as well as information and data provided in accordance with clause 1.1 of Annex No. 4 to the Amended Credit Agreement updated as of:

4.1.19.1.1	July 31, 2015; and

4.1.19.1.2	other date agreed on with the Bank, but not later than the Effective Date;

4.1.19.2	Annexes Nos. 11, 13, 15 - updated as of the date agreed on with the Bank, but not later than the Effective Date;

4.1.19.3	Annex No. 12 - updated as of the Effective Date”.

1.5	Add subclause 4.1.20 as follows:

“4.1.20 If the Effective Date occurs after December 31, 2015 - provision of confirmation of absence of any encumbrance on Intercompany debt, including but not limited to provision to the Lender of a true copy of an extract for custody account of shares of the Group companies pledged to secure Intercompany debt at the date of signing Additional Agreement No.2 and confirming the absence of encumbrance of shares.”

1.6	In clause 4.2 replace words “within 55 (Fifty five) calendar days upon signature of this Additional Agreement” with “till March 1, 2016 (inclusive)”.

1.7	Amend clause 4.2.2 to read as follows:

“4.2.2	Signature of the following debt novation contracts:

4.2.2.1	between the Bank, Mechel-Service OOO and Southern Kuzbass OAO under Credit Agreement No.2612-195-К dated May 03, 2012 for the amount of indebtedness under the Principal Debt of 6,500,000,000 (Six billion five hundred million) roubles;

4.2.2.2	between the Bank, Mechel-Service OOO and CMP PAO under Credit Agreement No.2612-195-К dated May 03, 2012 for the amount of indebtedness under the Principal Debt of 1,400,000,000 (One billion four hundred million) roubles and the interests accrued on the debt novation date;

4.2.2.3	between the Bank, Mechel-Service OOO and Urals Stampings Plant OAO under Credit Agreement No.2612-195-К dated May 03, 2012 for the amount of indebtedness under the Principal Debt of 300,000,000 (Three hundred million) roubles and the interests accrued on the debt novation date; and

4.2.2.4	between the Bank, Mechel-Service OOO and Mechel-Coke OOO under Credit Agreement No.2612-195-К dated May 03, 2012 for the amount of indebtedness under the Principal Debt of 1,400,000,000 (One billion four hundred million) roubles and the interests accrued on the debt novation date”.

1.8	In clause 4.3 replace words “within 95 (Ninety five) calendar days upon signature of this Additional Agreement” with “till March 15, 2016 (inclusive)”.

1.9	In clause 4.5 add the following at the end of the sentence:

“except for provisions of subclauses 4.24.8 and 6.7.2.2 of the Amended Credit Agreement that shall enter into force upon signature by the Parties hereof and that are not due to the circumstances specified in clause 4.1 hereof”.

1.10	In subclause 5.4.1 replace words “Within 55 (Fifty five) calendar days upon signature of this Additional Agreement” with “Till March 1, 2016 (inclusive)”.

1.11	In subclause 5.4.2 replace words “within 95 (Ninety five) calendar days upon signature of this Additional Agreement” with “Till March 15, 2016 (inclusive)”.

1.12	Amend clause 5.4.1.2 to read as follows:

“5.4.1.2 the following novation contracts are not signed:

5.4.1.2.1	between the Bank, Mechel-Service OOO and Southern Kuzbass OAO under Credit Agreement No.2612-195-К dated May 3, 2012 for the amount 6,500,000,000 (Six billion five hundred million) roubles and the interests accrued on the debt novation date;

5.4.1.2.2	between the Bank, Mechel-Service OOO and CMP PAO under Credit Agreement No.2612-195-К dated May 3, 2012 for the amount of 1,400,000,000 (One billion four hundred million) roubles and the interests accrued on the debt novation date;

5.4.1.2.3	between the Bank, Mechel-Service OOO and Urals Stampings Plant OAO under Credit Agreement No.2612-195-К dated May 3, 2012 in the amount of 300,000,000 (Three hundred million) roubles and the interests accrued on the debt novation date; and

5.4.1.2.4	between the Bank, Mechel-Service OOO and Mechel-Coke OOO under Credit Agreement No.2612-195-К dated May 3, 2012 for the amount 1,400,000,000 (One billion four hundred million) roubles and the interests accrued on the debt novation date”.

1.13	State clause 5.3. to read as follows:

“The Annexes to this Additional Agreement, as well as the Annexes provided by the Company in accordance with clause 4.1.19 of this Additional Agreement, provided they are agreed by the Bank as the Annexes, form an integral part of this Additional Agreement”.

2 INTRODUCTION OF AMENDMENTS TO THE AMENDED CREDIT AGREEMENT

The Parties agreed to introduce the following amendments to the Amended Credit Agreement:

2.1	State the term “Effective Date” to read as follows:

“The effective date - shall mean the Reconciliation Certificate date pursuant to the conditions of Additional Agreement No.2, and this date may not be later than March 31, 2016”.

2.2	Supplement Article 1 of the Amended Credit Agreement with the following terms:

“Date of change of credit conditions” -

(a)	If any Additional condition is not complied with - the date set by the lender (but no earlier than the Effective Date) in the notification on the Borrower’s failure to perform Additional conditions(s) sent to the Borrower;

(b)	If Additional terms and conditions are complied with (being complied with), but the Restructuring Event has not happened before the Restructuring Date:

(i)	the date falling after 45 (Forty five) Business Days upon the Restructuring Date if before this date the Additional pledge of shares and/or the Additional mortgage were not terminated (relevant encumbrance was not released) due to the causes beyond the Bank control:

(ii)	date on which the Additional pledge of shares and the Additional mortgage will terminate (date of actual withdrawal of the respective encumbrance) - in all other cases.

“Principal Debt Grace Period Date” - date that comes upon expiration of 4 (Four) years after the Effective Date.

“Interest payment grace period date” -

(a)	the 4th day of the month following the Principal Debt Grace Period Date; or

(b)	April 4, 2017, if:

(i)	any Additional Provision is not complied with; or

(ii)	the Restructuring Event does not happen before the Restructuring Date.

“Restructuring Date” - the date falling on expiration of 12 (Twelve) months after the Effective Date.

“Additional mortgage” - pledge (mortgage) agreement(s) for property railway complex Ulak-Elga (or separate real estate objects included in this property complex, in agreement with the Bank) concluded between the Bank and the relevant Group company with the total market value determined by an independent appraiser agreed with the Bank in the amount of 60,000,000,000 (Sixty billion) roubles that provide(s) performance of the Borrower’s obligations hereunder.

“Additional pledge of shares” - pledge agreements concluded between the Bank and the relevant Group company to guarantee the Borrower’s obligations hereunder:

(a)	block of shares pledge agreement of Mechel Mining OAO in the amount of 25 (Twenty five) percent + 1 (one) share of the total amount of ordinary shares of Mechel Mining OAO;

(b)	block of shares pledge agreement of Southern Kuzbass OAO in the amount of 20 (Twenty) percent of the total amount of ordinary shares of Southern Kuzbass OAO (in addition to the share pledge agreement signed in accordance with subclause 5.1.10 of the Agreement).

“Additional Provision” - any of the following conditions:

(a)	payment of the interests in accordance with subclause 6.7.2.2 hereof in the terms specified in this subclause 6.7.2.2. unless other terms are agreed on with the Bank;

(b)	Till December 31, 2015 (inclusive and if a later date is not agreed with the Bank) making by the Group companies of overdue payments under lease agreements concluded between the Group companies and Gazprombank Leasing JSC (Registered Address: 40 Miklukho-Maklaya str., 117342 Moscow, OGRN: 1037728033606, TIN: 7728294503); and

(c)	Before April 1, 2016 (inclusive and if a later date is not agreed with the Bank) Additional mortgage signature and submission to the Bank of documents confirming mortgage registration/recording,

(collectively - “Additional Provisions”).

“Restructured debt” - Financial debt of the Group companies in respect of Sberbank PJSC and Bank VTB (PJSC).

“Repayment Event” - repayment by Yakutugol Holding Company OAO on any date not earlier than the Effective Date of the principal debt (excluding capitalized interest) for the following credit agreements concluded between Yakutugol Holding Company OAO and the Bank for a total amount of at least 17,500,000,000 (Seventeen billion five hundred million) roubles:

(a)	Credit Facility Agreement No.226/12-B dated April 27, 2012;

(b)	Credit Facility Agreement No.85/13-B dated April 26, 2013;

(c)	Credit Facility Contract No. 31/09-B dated February 06, 2009.

“Restructuring Event” - performance by the parties of the following actions and occurrence of the following events:

(a)	provision by the Company to the Bank of all duly concluded agreements on Restructured debt entered into force and confirming the following:

i.	the interest rate for the Restructured debt does not exceed the rate equal to the key rate of the Bank of Russia plus 1.5 (One point five) percent p.a. and the interest payment effecting procedure provided for in such agreements (including frequency, deferral of repayment of interest payments and its term, availability and procedure for interest payment capitalization) is similar to the procedure specified in subclauses 6.7.2.3 and 6.7.2.4 hereof; and

ii.	repayment period of Restructured debt shall be not earlier than April 2022 and in relation to the Restructured debt a deferral of repayment of principal debt is provided for a period not less than until the Date of deferral of repayment of principal debt and procedure of its repayment is similar to the procedure specified in clause 6.3 hereof;

(b)	Additional pledge of shares and submission to the Bank of documents confirming registration/recording of the relevant pledge;

(c)	compliance with the Additional Provisions.

“Agreement” - this Credit Agreement.

2.3	In Article 1 in definition of the “Restructuring” term:

2.3.1	in subclause (i) of clause (b) of the term add the following at the end of the sentence: “(taking into account amendments introduced in accordance with clause 8.15 hereof)”;

2.3.2	amend clause (c) to read as follows:

“(c)	these transactions will be concluded:

(i)	in relation to the Financial Debt under the Company’s bonded loans in RUB; - before September 30, 2016;

(ii)	in relation to the Financial Debt - before June 30, 2016”.

2.4	In subclause 3.1.7.3:

2.4.1 words (in both cases) “in accordance with subclause 4.1.19 of Additional Agreement No.2” shall be replaced with: “in accordance with clause 8.15 of this Agreement”;

2.4.2 replace words “December 31, 2015” with “March 31, 2016 (inclusive)”.

2.5	In subclause 3.1.9:

2.5.1 words (in both cases) “in accordance with subclause 4.1.19 of Additional Agreement No.2” shall be replaced with: “in accordance with clause 8.15 of this Agreement”;

2.5.2 replace words “December 31, 2015” with “March 31, 2016”

2.6	In the last paragraph of subclause 3.1.10:

2.6.1 words “in accordance with subclause 4.1.19 of Additional Agreement No. 2” shall be replaced with: “in accordance with clause 8.15 of this Agreement”;

2.6.2 replace words “December 31, 2015” with “March 31, 2016”

2.7	Delete the following clauses and subclauses of Articles of the Credit Agreement without changing the numbering of clauses and subclauses accordingly:

2.7.1 subclause 4.22.2.3;

2.7.2 subclause 4.22.5.3;

2.7.3 clause 7.1.24;

2.8	In clause 4.6 replace words “January 1, 2016” with “April 1, 2016”.

2.9	In clause 4.10 delete the phrase “Upon signature of Additional Agreement No. 2 and until the Credit repayment (return) date (day)”.

2.10	In subclause 4.21.2 delete the phrase “Upon signature of Additional Agreement No. 2 and”.

2.11	In subclause 4.22.1 add the following words at the end of the sentence:

“(taking into account amendments introduced in accordance with clause 8.15 hereof)”.

2.12	In subclause 4.22.4.1 replace words “in accordance with subclause 4.1.19 of Additional Agreement No.2” with “in accordance with clause 8.15 of this Contract”.

2.13	In subclause 4.22.6.1 add the following words at the end of the sentence:

“(taking into account amendments introduced in accordance with clause 8.15 hereof)”.

2.14	In subclause 4.22.17 replace words “December 31, 2015” with “March 31, 2016 (inclusive)”.

2.15	In subclause 4.23.1 replace words “from January 1, 2016” with “the Effective Date”.

2.16	In subclause 4.24.1 replace words “December 31, 2015” with “March 31, 2016 (inclusive)”.

2.17	Subclause 4.24.2 shall be amended to read as follows:

“Before June 30, 2016 ensure provision of confirmation of signature between the Group companies and the credit institution in respect of which these Group companies have a Financial debt (excluding Financial debt of the Company for bonded loans in roubles), agreement on restructuring of the Financial debt of the Group companies to such credit institution and on settlement of disputes related to such Financial debt in the form acceptable to the Bank.

Before September 30, 2016 provide confirmation of signing by the Company of the agreement on restructuring of the Financial Debt under the Company’s bonded loans in roubles in form acceptable to the Bank”.

2.18	In subclause 4.24.3 words “Till December 31, 2015” replace with “If the Effective Date falls before December 31, 2015 -till December 31, 2015”

2.19	Subclause 4.24.4 shall be amended to read as follows:

“4.24.4 Before March 1, 2016 (inclusive) provide confirmation on introducing amendments into the constitutional documents of the Borrower agreed with the Bank and duly certified by the Borrower providing for a condition on special procedure of approval by the Board of Directors of the company transactions for alienation and encumbrance of large assets, issue, raising of credits and loans and other material transactions”.

2.20	State clause 4.24.5 to read as follows:

“4.24.5 Before March 1, 2016 (inclusive) ensure election of the candidate provided by the Lender for the position of the Independent Director (provided that the candidate meets the criteria determined by the applicable laws for Independent Directors) to the Borrower’s Board of Directors.

If the Borrower’s performance of obligation under this clause of the Agreement caused or created a real threat of causing significant harm to the Borrower, the Lender shall together with the Borrower take reasonable measures to minimize such damage or eliminate threat thereof”.

2.21	Subclause 4.24.6 shall be amended to read as follows:

“4.24.6 Ensure conclusion not later than one month after the Effective Date between the Company and the Bank or its affiliates of priority right to submit a proposal and be compared to the best bid in respect of provision with comparable quality and scope of any investment and banking services, including transactions for purchase and sale of assets/shares of the Group companies”.

2.22	Add subclause 4.24.7 as follows:

“4.24.7 No later than the Restructuring Date ensure Additional pledge of shares and provide to the Bank the documents confirming registration/recording of relevant pledge”.

2.23	Add subclause 4.24.8 as follows:

“4.24.8 Perform (or ensure performance) of the Additional Provisions”.

2.24	Add subclause 4.24.9 as follows:

“4.24.9 No later than the Restructuring Date provide to the Bank all duly concluded agreements on Restructured debt entered into force and confirming the following:

(a)	the interest rate for the Restructured debt does not exceed the rate equal to the key rate of the Bank of Russia plus 1.5 (One point five) percent p.a. and the interest payment effecting procedure provided for in such agreements (including frequency, deferral of repayment of interest payments and its term, availability and procedure for interest payment capitalization) is similar to the procedure specified in subclauses 6.7.2.3 and 6.7.2.4 hereof; and

(b)	repayment period of Restructured debt shall be not earlier than April 2022 and in relation to the Restructured debt a deferral of repayment of principal debt is provided for a period not less than until the Date of deferral of repayment of principal debt and procedure of its repayment is similar to the procedure specified in clause 6.3 hereof.”

2.25	In subclause 4.28, in definition of “EBITDA” in the fourth subclause of clause (c), delete the words:

“any income or expenses incurred as a result of alienation of a part or whole share of any Group company”;

2.26	Add clause 5.3 as follows:

“5.3 If before the Restructuring Date the Restructuring Event has not occurred, the Bank shall no later than the date after 45 (Forty five) Business days from the Restructuring Date sign the required documents and agreements for termination of the Additional pledge of shares and the Additional mortgage and withdrawal of the relevant encumbrance, subject to the relevant pledgor’s provision of these documents signed by it. The Borrower shall ensure provision by the relevant Pledgor of the signed documents and agreements on termination of the Additional pledge of shares and the Additional mortgage and release of the relevant encumbrance”.

2.27	Add clause 5.4 as follows:

“5.4. In case of the Repayment Event and subject to availability of Additional mortgage registered in accordance with laws, within 30 (Thirty) Business days upon the Repayment Event the Bank shall sign the required documents, including additional agreements to share pledge agreements concluded in accordance with subclauses 5.1.15 and 5.1.16 hereof providing for reduction of the amount of shares pledged under each Agreement to 24 (Twenty-four) per cent minus 1 (One) share of the total number of ordinary shares of Yakutugol Holding Company OAO and Urals Stampings Plant OAO, respectively, and subject to provision by the pledgor of these documents signed by them”.

2.28	State subclause 6.3.2 to read as follows:

“6.3.2 The Credit Facility is used by the Credit Tranches. Credit shall be repaid by the Borrower monthly in equal installments from the Principal debt amount (including capitalized interest) as of the 4th day of the month following the Principal Debt Grace Period date and starting from this date.

In the event that:

(a)	any Additional Provision is not complied with; or

(b)	the Restructuring Event does not happen before the Restructuring Date,

the above repayment procedure is changed from the relevant Date of change of credit conditions as follows: Credit shall be repaid monthly in equal installments from the Principal debt amount (including capitalized interest) as of April 4, 2017, starting from April 4, 2017

If the day of the month when the Credit is to be repaid under this subclause is not the Business Day - on the first Business Day following this day”.

2.29	State clause 6.4. to read as follows:

“6.4 Credit provided to the Borrower shall be repaid to the Bank in full no later than April 20, 2020 and if: (a) all Additional Provisions are complied with; and (b) the Restructuring Event happened before the Restructuring Date, - not later than April 20, 2022. In the last month of the Credit use repayment is effected on the 4th and 20th day of the month.

If the day of the month when the Credit is to be repaid under this clause is not the Business Day - on the first Business Day following this day”.

2.30	State subclause 6.7.1.2 to read as follows:

“6.7.1.2 from the Effective Date - key rate of the Bank of Russia plus 1.5 (One point five) per cent per annum, in addition, if: (a) any Additional Provision is not complied with; or (b) the Restructuring Event does not happen before the Restructuring Date:

6.7.1.2.1	From the date following the relevant Date of change of credit conditions, the interest rate is set at the level - key rate of the Bank of Russia plus 3.5 (Three point five) percent per annum; and

6.7.1.2.2	The Borrower shall pay the amount of interest accrued for the period from the Effective Date till the relevant Date of change of credit conditions (which is not the Effective Date) (inclusive) in the amount of the actual Principal debt, including the amount of interest capitalized for the period for the Credit Facility for each calendar day at the rate of 2 (Two) percent per annum. Amount of additionally accrued interest is capitalized by adding it to the Principal debt amount on the relevant Date of change of credit conditions. Additionally accrued interest is repaid according to the schedule in accordance with subclause 6.3.2 hereof.”

State subclause 6.7.2.2 to read as follows:

“6.7.2.2 From July 26, 2014 and till the Effective Date (not including such Date):

Interest accrued from July 26, 2014 and before the Effective Date (not including such date) is paid by the Borrower as follows:

6.7.2.2.1	before December 31, 2015(inclusive) by a lump-sum payment in the amount of at least 7,344,357 (seven million three hundred forty four thousand three hundred fifty seven) roubles. In this case if the Effective Date falls before December 31, 2015 this payment shall be effected in RUB, and if after December 31, 2015 - in USD at the exchange rate of the Bank of Russia as of the payment date,

6.7.2.2.2	after December 31, 2015 - monthly payments in the amount of at least 58,754,852 (Fifty eight million seven hundred fifty four thousand eight hundred fifty two 35/100) roubles on the 4th day of each month of the Credit use, beginning with the month in which there is the Effective Date, and if the Effective Date falls on the days after the 4th day, from the 4th day of the next month and until March 31, 2017 (inclusive) (in this case, in March 2017, the interest shall be paid on March 4 and March 31 in the amount of outstanding interest debt accrued for the period from July 26, 2014 till the Effective Date (not including this date)).

Interest accrued from July 26, 2014 and before the Effective Date (not including such date) is paid separately from payment of interest accrued after the Effective Date and without taking into account the procedure and mechanism for their payment specified below.”

2.31	In subclause 6.7.2.3 words “April 4, 2017” in all cases replace with “Interest payment grace period date”.

2.32	In subclause 6.7.2.4 words “From April 5, 2017” replace with “from the day following the Interest Payment Grace Period Date”.

2.33	State subclause 6.7.2.4.1 to read as follows:

“6.7.2.4.1 The first interest period - from the day following the Interest Payment Grace Period Date and till the 4th day of the month following the Interest Payment Grace Period Date (inclusive).

Interest payment date - the 4th day of the month following the Interest Payment Grace Period Date; If this day of the month is not the Business Day, the first Business Day following this day”.

2.34	In subclause 6.9.2 and 6.9.3 replace words “0.05% (Zero point five)” with “0.045% (Zero point forty-five thousandths)”.

2.35	In subclause 7.1.2.2 replace words “before expiration of the 95-days term upon signature of Additional Agreement No.2” with “till March 15, 2016”.

2.36	In subclause 7.1.3 replace words “December 31, 2015” with “March 31, 2016”

2.37	In subclause 7.1.9 replace words “December 31, 2015” with “March 31, 2016”

2.38	In subclause 7.1.15 replace words “December 31, 2015” with “March 31, 2016”

2.39	In subclause 7.1.27 delete:

“except for cases when such termination of activities of the Group companies with the book value of the assets exceeding 100,000,000 (One hundred million) roubles (or its equivalent in another currency) according to the accounting statements at the last reporting date, does not affect the indicators provided for in the Financial model”.

2.40	In subclause 7.1.32 after the words “Trade Port Posiet OAO” add the words “Beloretsk Metallurgical Plant OAO”.

2.41	Add clause 8.15 as follows:

“8.15 The Borrower shall provide the following information and data in the form of relevant annexes hereto:

8.15.1 Annexes Nos. 10, 14, as well as information and data provided in accordance with clause 1.1 of Annex No. 4 hereof updated as of:

8.15.1.1 July 31, 2015; and

8.15.1.2 or other date agreed on with the Bank, but not later than the Effective Date;

8.15.2 Annexes Nos. 11, 13, 15 - updated as of the date agreed on with the Bank, but not later than the Effective Date;

8.15.3 Annex No. 12 - updated as of the Effective Date”.

2.42	Amend clause 11.3 to read as follows:

“All Annexes to this Additional Agreement, as well as the Annexes provided by the Company in accordance with subclause 8.15 of this Additional Agreement, provided they are agreed by the Bank as the Annexes, form an integral part of this Additional Agreement”.

2.43	State Annexes Nos. 3-4, Annexes Nos. 10-15 in the form of Annexes Nos. 1-8 hereto, accordingly.

3 WARRANTIES AND REPRESENTATIONS

3.1	On the date when the Additional Agreement is signed the Borrower represents that:

3.1.1	It is the legal entity established according to the set procedure and performing its business under the Laws, has the rights and authority to own its property, assets and income to perform its business in the current form.

3.1.2	It has the right to sign this Additional Agreement and perform the obligations provided for in this Additional Agreement.

3.1.3	It has no information that the relevant court has adopted the decision to wind up the Borrower (bankruptcy decision), it has not adopted the resolution on voluntary liquidation (bankruptcy), no observation procedure, external control procedure, financial recovery procedure or similar actions and measures were taken in its regard.

3.1.4	The Borrower made all necessary corporate decisions, received or executed all valid permits, approvals, consents, licenses, exemptions, registration, notarizations required to sign this Additional Agreement and perform the obligations hereunder.

3.1.5	This Additional Agreement is legal, valid and binding on the Borrower, and in can be enforced in relation to the Borrower in accordance with the conditions of this Additional Agreement and the provisions of the Laws.

3.1.6	Acceptance and performance by the Borrower of obligations hereunder do not entail: violation of any of the provisions of the constitutional documents and internal regulations of the Borrower; violation of obligations to third parties under contracts the Party to which is the Borrower or violation of any judicial decision or administrative act; violation of the Laws.

3.2	The Borrower acknowledges that the Lender signs this Additional Agreement completely relying on the representations set forth in this Article and the Borrower assumes full responsibility for non-compliance of any provisions in this Articles with actual circumstances (including those resulting in recognition of this Additional Agreement as invalid in whole or in part).

4 GENERAL PROVISIONS

4.1	Change of rights and obligations of the Parties under the Amended Credit Agreement in accordance herewith is due to occurrence of the Effective Date. Provisions of article 1 of the Additional Agreement shall enter into force upon signature by the Parties of the Additional Agreement.

4.2	Terms used herein shall have the meaning defined in Additional Agreement No. 2 dated August 20, 2015 to Credit Facility Agreement No. 227/12-B dated April 27, 2012.

4.3	This Additional Agreement is an integral part of Credit Agreement and Additional Agreement No. 2.

4.4	Annexes hereto form an integral part hereof.

4.5	If any provisions hereof become invalid or void at any time, or if the court or any other body of competent jurisdiction determines that the Additional Agreement is invalid or void, such invalidity or voidness shall not affect validity of other provisions hereof that will be considered to be valid independently.

5 GOVERNING LAW. DISPUTES REVIEW

5.1	The rights and obligations of the Parties not governed by the provisions of this Additional Agreement will be subject to the laws of the Russian Federation.

5.2	This Additional Agreement is made and subject to interpretation in compliance with the laws of the Russian Federation.

5.3	If this Additional Agreement or any part hereof is invalid or void, the Parties shall make all reasonable efforts to introduce required amendments hereto so as to eliminate the consequences of invalidity or voidness of the relevant provisions hereof.

5.4	Disputes and disagreements shall be reviewed according to the procedure provided for in the Russian Federation laws at the Arbitration Court of Moscow.

6 INTRODUCTION OF AMENDMENTS AND OTHER CONDITIONS

6.1	Introduction of amendments and supplements into this Additional Agreement and its termination shall be executed by additional agreements that will be an integral part hereof.

6.2	Any notification or other communication sent by the Parties to each other hereunder shall be made in writing, signed by an authorized person and sent by e-mail corpfin@mechel.com and fax + 7 (495) 221-88-00 (e-mail address, fax number of the Borrower), fax + 7 (495) 719-19-67 (fax number of the Lender) with mandatory sending of the original by courier or registered mail (registered mail with return receipt requested) or telegraphic message at the address specified in Article 7 hereof.

6.3	This Additional Agreement is signed in Moscow in 3 (Three) copies of equal legal force, including one copy for the Borrower, two copies for the Lender.

7 CORRESPONDENCE AND ADDRESSES OF THE PARTIES

7.1	Official correspondence on issues hereof will be executed in Russian with mandatory details “Credit Facility Agreement dated «27» April 2012 No. 227/12-B” by courier or registered mail (registered mail with return receipt requested), telegraphic message or fax. Correspondence sent by fax shall be mandatorily sent by courier or mail.

7.2	The Parties shall notify each other in writing on the upcoming change of their addresses, telex, fax, phone numbers at least 10 (Ten) calendar days prior to the date of change.

7.3	Addresses and bank details of the parties:

Lender

Gazprombank (Joint Stock Company);

16 Nametkina Str., building 1, 117420 Moscow, TIN 7744001497, corr.acc 30101810200000000823 Main Department of the Bank of Russia for the Central Federal District, personal account

No. 47422810100000000051, BIC 044 525 823

Payment details in USD: DEUTSCHE BANK TRUST COMPANY AMERICAS, New York 130 Liberty Street, New York, NY 10006 USA SWIFT CODE: BKTR US 33 account N 04414534 in favour of Gazprombank.

Borrower

Southern Kuzbass Coal Company Open Joint Stock Company

6 Junosti str., Mezhdurechensk 652877, Kemerovo Region, Russian Federation TIN 4214000608, account No. 40702810900261001465, 40702840800263001465, 40702978400263001465 at the branch of GBP Bank (JSC) in Yekaterinburg corr. acc. 30101810800000000945 at the Unified Cash Settlement Center of Yekaterinburg.

On behalf of the Lender Deputy Chairman of the Management Board of Gazprombank (Joint Stock Company)	On behalf of the Borrower General Director of Mechel-Mining Management Company Limited Liability Company

signed A.Yu. Muranov	signed P.V. Shtark

L.S.	L.S.
/Seal: GAZPROM BANK *JOINT STOCK COMPANY* MOSCOW* GAZPROMBANK/	/Seal: Mezhdurechensk Kemerovo Region* Russian Federation* Southern Kuzbass Coal Company OAO* MECHEL* Southern Kuzbass/

Annex No.1

to Additional agreement

“Annex No. 3 to Credit Facility Agreement No. 227/12-B dated April 27, 2012”

PROCEDURE AND PRINCIPLES OF FINANCIAL CONTROL

Management companies of the Group divisions - Group companies performing management functions in respect of the Group companies included in mining, metallurgical, energy and transport divisions of the Group.

The Company shall ensure the required conditions for effective work of the Deputy General Director and the Financial Control Department in accordance with the following procedure and principles:

1.1	Approval by the Company Board of Directors of the Deputy General Director to the Company Management Board.

1.2	Introduction of amendments into internal documents and regulations of the Company providing for:

1.2.1	position (and separate FTE) of the Deputy General Director appointment to this position of candidates from the list provided by the Bank, as well as creation and maintenance of conditions for its activities in accordance with provisions of this Annex;

1.2.2	creation and ensuring of effective activity of the Financial Control Department, its establishment from candidates proposed by the Deputy General Director and agreed with the General Director of the Company, as well as creation and maintenance of conditions for its activities in accordance with provisions hereof.

1.2.3	election of the Deputy General Director in the budget committee and the investment committee of the Company and Management companies of the Group divisions and granting to the Deputy General Director of the right to attend the meetings of these committees, vote on issues the resolution on which is taken by the relevant committee (including by sending a written opinion).

1.3	Deputy General Director shall be entitled to initiate the procedure for amending internal documents (regulations) of the Company/Management companies of the Group regulating the activities of committees for investment policy, strategic planning, budget management and monitoring of performance of financial obligations of the Company.

Annex No.2

to Additional agreement

“Annex No. 4 to Credit Facility Agreement No. 227/12-В dated April 27, 2012”

PERMITTED INTERCOMPANY DEBT

Terms used for the purposes of this Annex No. 5 shall have the following meanings:

Credit Maturity Date - Final debt repayment date under the Credit Facility (as this term is defined herein).

CIL renewal date - date on which the list of Current intercompany loans provided in accordance with clause 1.1 hereof was updated in accordance with clause 8.14 hereof.

Mechel - Mechel OAO.

Parties Not Liable or PNL - all Group companies, except for Parties Liable, Parties Liable (2%) and Mechel.

Parties Liable or PL - all Parties Liable (100%), Parties Liable (2%) and Mechel.

Parties Liable (2%) or PL (2%) - the following Group companies;

1.	Prior to conclusion of the guarantee for obligations of the Group companies to the Lender under credit agreements in full:

1.1	Urals Stampings Plant OAO;

1.2	CMP PAO;

1.3	Beloretsk Metallurgical Plant OAO,

1.4	Korshunov Mining Plant OAO;

2.	Trade Port Posiet OAO; and

3.	Mechel Carbon AG.

Parties Liable (100%) or PL (100%) - the following Group companies:

1.	Mechel Service OOO;

2.	Mechel-Energo OOO

3.	Mechel Mining OAO;

4.	Yakutugol Holding Company OAO;

5.	Southern Kuzbass OAO;

6.	Mechel-Coke OOO; and

7.	Trader with whom, in accordance with clause 4.17 of the Agreement a guarantee or guarantee agreement is concluded; and

8.	CMP PAO, Korshunov Mining Plant OAO, Urals Stampings Plant OAO after conclusion of the guarantee for obligations of the Group companies to the Lender under credit agreements in full.

Current intercompany loans - agreements on Intercompany debt concluded prior to the CIL renewal date, the parties to which are Parties Liable.

Permitted CIL are:

Current intercompany loans that comply with the conditions specified in clause 1 of this Annex No.4; and

Set of interrelated loans the parties to which are Parties Liable, subject to all the following conditions:

1.1 Procedure for issue, parties and conditions of such loans were agreed with the Bank;

1.2 Aggregate amount of the Intercompany debt created for such loans does not exceed 15,000,000,000 (fifteen billion) roubles;

1.3 There is no guarantee for such loans;

1.4 These loans will be provided before March 31, 2016.

Subject to the conditions specified herein, the following transactions for creation, raising and repayment of Intercompany debt are permitted for the purposes of subclause 4.22.3 of the Credit Agreement:

Current intercompany debt

1.	Intercompany debt for Current intercompany loans is permitted subject to simultaneous compliance with the following conditions:

1.1	Complete list of Current intercompany loans with description of their main conditions (amount, term, interest rate (interest payments), availability and type of guarantee) will be provided to the Lender no later than the CIL renewal date; and

1.2	All pledges and guarantees, as well as other guarantee for the Current intercompany loans will be terminated no later than the Effective Date; and

1.3	If the term of the Current intercompany loan is less than the Credit term, parties to such loan shall ensure its renewal for a new term so that this loan is not subject to repayment before until the Credit repayment date. This condition shall not apply in respect of the Current intercompany loans the lender for which is Tomusinsky Open-Pit Mine OAO.

Transactions of Parties Liable with Parties Not Liable

2.	Transactions for creation and raising of Intercompany debt for which the lender is any Party Liable and the borrower - any Party Not Liable (“Transactions PL-PNL”) are permitted in the following cases:

2.1	Transaction PL-PNL is Permitted CIL (“Previous transactions PL-PNL”); or

2.2	Transaction PL-PNL is not Permitted CIL (“New transactions PL-PNL”), but:

2.2.1	The aggregate amount of Intercompany debt for New transactions PL-PNL at any time during each year from the date of the CIL renewal date does not exceed 2,000,000,000 (Two billion) roubles; and

2.2.2	Aggregate amount of Intercompany debt for New transactions PL-PNL as of December 31 of each year does not exceed the Intercompany debt amount for all Transactions PL-PNL as of December 31 of the previous year by 1,000,000,000 (One billion) roubles

3.	Debt repayment and interest payment under Transactions PL-PNL is permitted without restriction.

4.	Transactions for creation and raising of Intercompany debt for which the lender is any Party Not Liable and the borrower - any Party Liable (“Transactions PNL-PL”) are permitted in the following cases:

4.1	Transaction PNL-PL is Permitted CIL and condition in clause 5 hereof is complied with; or

4.2	Transaction PL-PNL is not Permitted CIL, but:

4.2.1	condition in clause 5 hereof is complied with; and

4.2.2	This Transaction PNL-PL is a loan from Mechel Trading AG and/or Mechel International Holdings Gmbh Mechel for a period of not more than 3 months and the aggregate amount of the Intercompany debt for such loans of Mechel Trading AG and/or Mechel International Holdings Gmbh at any time during the Credit term does not exceed 3,000,000,000 (three billion) roubles; or

4.2.3	This Transaction PNL-PL is a loan from Kuzbassenergosbyt OAO provided by Mechel-Energo OOO and the amount of Intercompany debt for such loans at any time during the Credit term does not exceed 500,000,000 (Five hundred million) roubles; or

4.2.4	Transaction PNL-PL is not a loan specified in subclauses 4.2.1 - 4.2.3 above, it is subject to the following conditions:

4.2.4.1	deadline for final repayment of the Intercompany debt for such Transaction PNL-PL:

4.2.4.1.1	occurs not earlier than the Credit Maturity Date; or

4.2.4.1.2	occurs prior to the Credit Maturity Date, but repayment is made in the amount and cases specified in clause 6 below.

5.	For any Transaction PNL-PL interest is paid prior to the Credit Maturity Date, except for cases when the following conditions are complied with:

5.1	Amounts of interest received within 10 (Ten) Business days upon their receipt by the relevant PNL shall be used for loan provision to any PL authorized in accordance with clause 4 hereof; and

5.2	Within 5 (Five) Business days upon conclusion of the Transaction PNL-PL specified in subclause 5.1 hereof, the Bank was provided with detailed information about payment of this interest and Transaction PNL-PL (including the date of the relevant transaction, amount, contract number(s), description of the lender and borrower, terms and conditions of the new loan).

6.	Debt repayment and interest payment for Transactions PNL-PL is allowed only for the following Transactions PNL-PL:

6.1	Permitted CIL for which the lender is Tomusinsky Open-Pit Mine OAO;

6.2	For all other Transactions PNL-PL, except for those specified in subclause 6.1, provided that the aggregate amount of Intercompany debt for Transactions PNL-PL does not exceed 1,000,000,000 (One billion) roubles per year.

Transactions between Parties Not Liable

7.	Any transactions between Parties Not Liable for creation, raising and repayment of Intercompany debt are permitted subject to guarantee unavailability for such transactions.

Mechel transactions

8.	Transactions for creation and raising of Intercompany debt for which the lender is Mechel and the borrower - any other Party Liable (“Transactions Mechel-PL”) are permitted in the following cases:

8.1	Transaction Mechel-PL is Permitted CIL; or

8.2	Transaction Mechel-PL is not Permitted CIL, but:

8.2.1	deadline for final repayment of the Intercompany debt for such Transaction Mechel-PL:

8.2.1.1	occurs not earlier than the Credit Maturity Date; or

8.2.1.2	occurs prior to the Credit Maturity Date, but repayment is made in the amount and cases specified in clause below.9

9.	Repayment of Intercompany debt and payment of interest for Transactions Mechel-PL is permitted only if funds received by Mechel as repayment of Intercompany debt for Transactions Mechel-PL are directed to the following purposes in the amount not covered by monetary funds received by Mechel as dividends in accordance with subclause 4.22.10 hereof:

9.1	Debt repayment and making of coupon payments for bond loans of Mechel issued before the CIL renewal date and specified in Annex No. 5;

9.2	Interest payment (overdue interest) under credit agreements with VTB Bank (Public Joint Stock Company) and from April 2017 - repayment of principal debt under the these credit agreements;

9.3	Within 10 (Ten) Business days upon receipt of the relevant funds – for provision to any other PL of the loan permitted in accordance with clause 8 above;

9.4	Repayment of Intercompany debt and payment of interest for Transactions PL-Mechel;

9.5	Repayment of debt and payment of interest for credit agreements with Bank of China (Elos) Joint Stock Commercial Bank (Closed Joint Stock Company), registered office: 72 Mira pr-t, 129110 Moscow TIN: 7706027060; OGRN: 1027739857551, concluded before the CIL renewal date in the amount not exceeding 60,000,000 (sixty million) roubles;

9.6	Payment of purchase price under assets (shares) sale and purchase agreements concluded before the CIL renewal date in the amount not exceeding:

9.6.1	Within 2015 – 33,000,000 (Thirty three million) US dollars;

9.6.2	In the period from January 1, 2016 and till the Credit Maturity Date – 75,000,000 (Seventy five million) US dollars.

10.	Transactions for creation and raising of Intercompany debt for which the lender is any other Party Liable and the borrower - Mechel (“Transactions PL-Mechel”) are permitted in the following cases:

10.1	Transaction PL-Mechel is Permitted CIL; or

10.2	Transaction PL-Mechel is not Permitted CIL, but funds received by Mechel for such Transactions PL-Mechel are used by Mechel for the purposes specified in clauses 9.1 - 9.6 above in the amount not covered by funds received by Mechel as dividends in accordance with subclause 4.22.10 hereof.

11.	Debt repayment and interest payment under Transactions PL-Mechel is permitted without restriction.

Transactions between other Parties Liable

12.	Transactions for creation and raising of Intercompany debt for which the lender is any Party Liable (2%) and the borrower - Party Liable (100%) (“Transactions PL(2%)-PL(100%)”) are permitted, except for:

12.1	Transactions PL(2%)–PL(100%) for which the lender is Korshunov Mining Plant OAO and thus:

12.1.1	The Borrower is any PL (100%), except for Mechel Mining OAO, Yakutugol Holding Company OAO or Mechel-Coke OOO; and

12.1.2	This Transaction PL(2%)–PL(100%) is not Permitted CIL; and

12.1.3	Aggregate amount of Intercompany debt for such Transactions PL(2%)–PL(100%) exceeds at any time throughout the time period before the Final debt repayment date under the Credit Facility 3,000,000,000 (three billion) roubles;

12.2	Transactions PL(2%)–PL(100%) for which the lender is Mechel Carbon AG and this transaction is not Permitted CIL.

13.	Debt repayment and interest payment under Transactions PL(2%)-PL(100%) is permitted only in the following cases:

13.1	For Transactions PL(2%)–PL(100%) for which the lender is Urals Stampings Plant OAO or Beloretsk Metallurgical Plant OAO and the borrower - Mechel-Energo OOO in the amount not exceeding 1,500,000,000 (One billion five hundred million) roubles within each year from the CIL renewal date;

13.2	For Transactions PL(2%)–PL(100%) specified in subclause 12.1 above the Aggregate amount of Intercompany debt for which does not exceed 3,000,000,000 (Three billion) roubles within each year from the CIL renewal date - in the amount not exceeding 3,000,000,000 (Three billion) roubles within each year from CIL renewal date.

14.	Transactions between Parties Liable (2%) for creation and raising of Intercompany debt are permitted, except for transactions for which the borrower is Korshunov Mining Plant OAO and/or Mechel Carbon AG and this transaction is not Permitted CIL.

15.	Debt repayment and interest payment for transactions between Parties Liable(2%) for creation and raising of Intercompany debt are permitted, except for debt repayment and interest payment of Korshunov Mining Plant OAO and/or Mechel Carbon AG as lenders.

16.	Any transactions between Parties Liable (100%) for creation, raising and repayment of Intercompany debt are permitted.

17.	Transactions for creation and raising of Intercompany debt for which the lender is any Party Liable (2%) and the borrower - Party Liable (100%) (“Transactions PL(2%)-PL(100%)”) are permitted, if:

17.1	Transaction PL(2%)–PL(100%) is not Permitted CIL; or

17.2	Transaction PL(100%)–PL(2%) is not Permitted CIL, but the aggregate amount of such transactions does not exceed 1,000,000,000 (One billion) roubles within each year from the CIL renewal date.

18.	Debt repayment and interest payment under Transactions PL(100%)-PL(2%) is permitted without restriction.

Annex No.3

to Additional agreement

“Annex No. 5 to Credit Facility Agreement No. 227/12-В dated April 27, 2012”

BOND LOANS OF THE COMPANY

State registration number / code ISIN	The Guarantor	Scope of issue (mln roubles)	Placement start date and maturity date	Offer date	Coupon payment frequency	Coupon rate
4-04-55005-E RU000A0JQ8V9	Yakutugol Holding Company OAO	5000	30.07.2009 - 21.07.2016	21.07.2016	twice a year	1-12 coupons - 19% 13-16 coupons - 11.25% 17-18 coupons - 13% 19-20 coupons - 13% 21-22 coupons - 13% 23-24 coupons - 8% 25-28 coupons - 2%

4-13-55005-E RU000A0JR0K8	none	5000	07.09.2010 - 25.02.2020	01.03.2016	twice a year

1-10 coupons - 10%

11 coupon - 15%

12-13 coupons: (15% + (КС+4%))/2

14-15 coupons: (14% + (КС+4%))/2

16-17 coupons: (13% + (КС+4%))/2

18-19 coupons: (12% + (КС+4%))/2

where KC - key rate of the Bank of Russia valid for 5 business days before the start date of the i-th coupon period

State registration number / code ISIN	The Guarantor	Scope of issue (mln roubles)	Placement start date and maturity date	Offer date	Coupon payment frequency	Coupon rate

4-14-55005-E RU000A0JR0J0	none	5000	07.09.2010 - 25.02.2020	03.09.2015	twice a year

1-10 coupons - 10%

11 coupon - 15%

12-13 coupons: (15% + (КС+4%))/2

14-15 coupons: (14% + (КС+4%))/2

16-17 coupons: (13% + (КС+4%))/2

18-19 coupons: (12% + (КС+4%))/2

where KC - key rate of the Bank of Russia valid for 5 business days before the start date of the i-th coupon period

4-15-55005-E RU000A0JR8L9	none	5000	22.02.2011 - 09.02.2021	18.08.2016	twice a year	1-6 coupons - 8.25% 7-8 coupons - 13% 9-11 coupons - 8% 12-20 coupons - N/A

State registration number / code ISIN	The Guarantor	Scope of issue (mln roubles)	Placement start date and maturity date	Offer date	Coupon payment frequency	Coupon rate

4-16-55005-E RU000A0JR8P0	none	5000	22.02.2011 - 09.02.2021	18.08.2016	twice a year	1-6 coupons - 8.25% 7-8 coupons - 13% 9-11 coupons - 8% 12-20 coupons - N/A

4-17-55005-E RU000A0JRJS2	none	5000	09.06.2011 - 27.05.2021	06.06.2016	twice a year	1-10 coupons - 8,4% 11-20 coupons - N/A

4-18-55005-E RU000A0JRJT0	none	5000	09.06.2011 - 27.05.2021	06.06.2016	twice a year	1-10 coupons - 8,4% 11-20 coupons - N/A

4-19-55005-E RU000A0JRJY0	none	5000	23.06.2011 - 01.06.2021	09.06.2016	twice a year	1-10 coupons - 8,4% 11-20 coupons - N/A

Annex No.4

to Additional agreement

“Annex No. 10 to Credit Facility Agreement No. 227/12-В dated April 27, 2012”

EXISTING AND PLANNED ENCUMBRANCE OF ASSETS OF THE GROUP COMPANIES

Table of pledges of shares of Mechel Group companies to guarantee credits as of 30.09.2015

Enterprise	Type of pledged shares	The Group’s ownership (%)	Par value of one share/ 100% share	Total pledged to guarantee credits (%)	Not pledged shares of Mechel Group	Pledgees
						Sberbank	Gazprombank	VTB Bank	Syndicate of foreign banks	VEB	BNP Paribas	Uralsib	MCB

1. Valid encumbrances

Mechel Mining ОАО	ordinary	99.9999%	7.37 RUB	62,5% + 2 shares	37.5% - 2 shares	25% + 1 share		37.5% + 1 share

Yakutugol Holding Company OAO	ordinary	100.00%	1,000.00 RUB	75% - 1 share	25% + 1 share		25% + 1 share	25% - 3 shares***	25% + 1 share
Southern Kuzbass OAO	ordinary	96.60%	0.04 RUB	75% + 3 shares	21.6% - 3 shares		25% + 1 share	25% + 1 share***	25% + 1 share
Korshunov Mining Plant OAO	ordinary	90.04%	1.00 RUB	80% + 2 shares	10.04% - 2 shares		25% + 1 share	25% + 1 share***		30%
Elgaugol OOO	share	99.99545%	1 101 000 000 RUB	49.00%	50.99545%					49%
CMP PAO	ordinary	94.23%	1.00 RUB	41.66% 0 - 2 shares	52.57% +2 shares			21.66% - 2 shares***			20%
Beloretsk Metallurgical Plant OAO	ordinary	94.78%	1.00 RUB	25% + 1 share*	69.78% - 1 share*	25% + 1 share*
Urals Stampings Plant OAO	ordinary	93.76%	1.00 RUB	54.9985% + 2 shares	38.7615% - 2 shares		25% + 1 share	25% + 1 share***				4.9985%

Enterprise	Type of pledged shares	The Group’s ownership (%)	Par value of one share/ 100% share	Total pledged to guarantee credits (%)	Not pledged shares of Mechel Group	Pledgees
						Sberbank	Gazprombank	VTB Bank	Syndicate of foreign banks	VEB	BNP Paribas	Uralsib	MCB
Izhstal OAO	ordinary	72.14%	1,000.00 RUB	25% + 1 share	47.14% - 1 share**		25% + 1 share
Mechel-Trans OOO	share	100.00%	609 365 610 RUB	25.00%	75.00%								25%
Fincom-Invest LLC	share	100.00%	866 400 000 RUB	100.00%	0.00%								100%
2. Planned encumbrances
Mechel OAO	preferred	10.00%	10.00 RUB	0%	10.00%			5%

*	percentage of ordinary shares of the total number of ordinary shares in the authorized capital
**	percentage of ownership of ordinary shares from authorized capital
***	pledge of shares after 30.09.2015

Enterprise	Type of shares	The Group’s ownership (%)	Par value of one share	Authorized capital	Not frozen shares (%)	Total frozen (%)	Bank in whose favour the freezing is made, part of frozen shares (%)
							VTB Bank JSC
Seized shares as of 30.09.2015
Mechel Service Global B.V.	ordinary	100.00%	1.00	€342,519,783.00	€0.00%	100.00%	100.00%

ENCUMBRANCE (PLEDGE OF ASSETS)

As of 30.09.2015

Southern Kuzbass OAO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	Southern Kuzbass OAO, Korshunov Mining Plant OAO, Yakutugol Holding Company OAO	Sberbank of Russia JSC	equipment (vehicles)	143,987,323.56
2	Southern Kuzbass OAO	Sberbank of Russia JSC	equipment (materials-handling equipment and machinery)	297,488,047.05
3	Southern Kuzbass OAO	UniCredit Bank AG, London Branch	equipment (materials-handling equipment and machinery)	52,887,883.15
4	Southern Kuzbass OAO	VTB Bank JSC	equipment (equipment to be installed)	357,327,195.15

5	Mechel Service OOO	MOSCOW CREDIT BANK JSC	equipment (materials-handling equipment and machinery)	335,126,915.74	Property is leased (not owned by South Kuzbass) pledged to MCB on credits of Mechel Service, will enter into force as of the date of transfer of ownership of SK.
6	Southern Kuzbass OAO	Sberbank Leasing CJSC	equipment (vehicles)	636,653,122.76	Property leased on the balance sheet of SK (Lessee).

			Unpledged equipment	3,018,466,856.89
			Unpledged immovable property	19,235,926,147.24

			Total equipment	4,506,810,428.56
			Total immovable property	19,235,926,147.24
			Total fixed assets	23,742,736,575.80

Yakutugol Holding Company OAO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	Yakutugol Holding Company OAO	Sberbank of Russia JSC	movable property	26,934,587.42
2	Yakutugol Holding Company OAO	UniCredit Bank AG, London Branch	movable property	120,750,363.21
3	Yakutugol Holding Company OAO	Eurasian Development Bank	movable property	373,134,814.47
4	Yakutugol Holding Company OAO	ZAO Raiffeisenbank	movable property	65,569,364.95
5	Mechel Service OOO	MOSCOW CREDIT BANK JSC	movable property*	0.00	* on off-balance account (on the Lessor’s balance sheet) 873,688,316.74 roubles leasing equipment cost

			Unpledged equipment	309,125,709.61
			Unpledged immovable property	4,931,554,922.34

			Total equipment	895,514,839.66
			Total immovable property	4,931,554,922.34
			Total fixed assets	5,827,069,762.00

CMP PAO
No.	Borrower	Pledgee - Bank / Lender	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	CMP PAO	Sberbank of Russia JSC	equipment	2,111,981,045.52
			immovable property	6,619,903,246.59
2	CMP PAO	BNP PARIBAS (SUISSE) - agent / RBS	equipment	90,030,226.11
3	CMP PAO	BNP PARIBAS (SUISSE) - agent / BNL
4	CMP PAO	BNP PARIBAS (SUISSE) - agent / ING
5	CMP PAO	BNP PARIBAS	movable property	137,240,184.46	Under pledge agreement with BNP PARIBAS the pledged movable property includes the equipment listed as items. Cost of these items is not included in the table, because at present the specified property is transferred to fixed assets that shall be in accordance with the terms and conditions of the pledge agreement, be pledged as well, but the additional transfer agreement is not yet concluded.
			immovable property	7,671,690,743.27
6	Yakutugol Holding Company OAO	Eurasian Development Bank	equipment	1,169,184,845.47
7	Urals Stampings Plant OAO, Beloretsk Metallurgical Plant OAO	BANK URALSIB JSC	equipment	237,851,556.09

			Unpledged equipment*	13,627,887,830.94	* In amounts by lines “unpledged equipment” and “unpledged immovable property” facilities are taken into account that in accordance with the terms and conditions of pledge agreements with BNP PARIBAS shall be pledged by the Bank, but transfer is not yet executed.

			Unpledged immovable property*	21,018,507,169.48

			Total equipment	17,374,175,688.59
			Total immovable property	35,310,101,159.34
			Total fixed assets	52,684,276,847.93

Urals Stampings Plant OAO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles

1	Urals Stampings Plant OAO	BANK URALSIB JSC	equipment	235,636,871.88	26.10.2015 r. additional pledge of equipment is executed at URALSIB BANK PAO in the amount of 303,470,243.00 roubles on residual value as of 30.09.2015

			Unpledged equipment	1,556,422,119.30
			Unpledged immovable property	2,016,037,554.52

			Total equipment	1,792,058,991.18
			Total immovable property	2,016,037,554.52
			Total fixed assets	3,808,096,545.70

Beloretsk Metallurgical Plant OAO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	CMP PAO, Izhstal OAO, MIH GmbH	BNP PARIBAS (SUISSE)	equipment	0.00

			Unpledged equipment	378,740,423.56
			Unpledged immovable property	483,961,538.32

			Total equipment	378,740,423.56
			Total immovable property	483,961,538.32
			Total fixed assets	862,701,961.88

Mechel-Coke OOO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	Mechel-Coke OOO	Gazprombank JSC	equipment	810,250,088.88
			immovable property	566,712,433.86
2	Yakutugol Holding Company OAO	Eurasian Development Bank	equipment	1,710,204,599.91
			immovable property	932,526,926.44

			Unpledged equipment	287,385,802.26
			Unpledged immovable property	691,002,682.42

			Total equipment	2,807,840,491.05
			Total immovable property	2,190,242,042.72
			Total fixed assets	4,998,082,533.77

Korshunov Mining Plant OAO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	Korshunov Mining Plant OAO		equipment/vehicles	35,595,674.76
2	Korshunov Mining Plant OAO	Sberbank of Russia JSC	equipment	0.00
3	Korshunov Mining Plant OAO	Sberbank of Russia JSC	equipment	0.00
4	Mechel Service OOO	MOSCOW CREDIT BANK JSC	equipment*		* cost on off-balance-sheet account RUR 542,140,987.25

			Unpledged equipment	900,764,968.36
			Unpledged immovable property	1,917,064,478.28

			Total equipment	936,360,643.12
			Total immovable property	1,917,064,478.28
			Total fixed assets	2,853,425,121.40

Bratsk Ferroalloy Plant OOO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Balance	Notes
				residual as of 30.09.2015 roubles
1	Bratsk Ferroalloy Plant OOO	Sberbank of Russia JSC	immovable property	153,643,686.10
2	Bratsk Ferroalloy Plant OOO	Sberbank of Russia JSC	equipment	520,991,460.23

			Unpledged equipment	168,334,646.49
			Unpledged immovable property	102,017,194.63

			Total equipment	689,326,106.72
			Total immovable property	255,660,880.73
			Total fixed assets	944,986,987.45

Izhstal OAO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	Izhstal OAO	Sberbank of Russia JSC	immovable property	996,788,742.29
2	Urals Stampings Plant OAO, Beloretsk Metallurgical Plant OAO	URALSIB	equipment	175,731,838.71
3	CMP PAO, Beloretsk Metallurgical Plant OAO, Izhstal OAO	BNP PARIBAS (SUISSE)	equipment	1,646,905,233.26

			Unpledged equipment	2,280,776,723.07
			Unpledged immovable property	3,317,574,214.66

			Total equipment	4,103,413,795.04
			Total immovable property	4,314,362,956.95
			Total fixed assets	8,417,776,751.99

Fincom-Invest LLC
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	Mechel Service OOO	MOSCOW CREDIT BANK JSC	immovable property	416,303,800.07

			Unpledged equipment	35,182,211.31
			Unpledged immovable property	331,846,386.70

			Total equipment	35,182,211.31
			Total immovable property	748,150,186.77
			Total fixed assets	783,332,398.08

HBL Holding GmbH
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 RUB.*
1	HBL Holding GmbH	VTB Deutschland	equipment	183,497,453.33	* Euro exchange rate as of 30.09.2015 amount to 74.5825
			immovable property	466,618,883.79
			stock reserve	790,359,252.67
			accounts receivable	476,961,785.01
2	HBL Stahlhandel Ahlen	Volksbank	equipment	59,864,329.04
			immovable property	121,755,846.23

			Unpledged equipment	0.00
			Unpledged immovable property	35,785,178.73

			Total equipment	243,361,782.37
			Total immovable property	624,159,908.74
			Total fixed assets	867,521,691.12

Kuzbassenergosbyt OAO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	Kuzbassenergosbyt OAO	Bank Levoberezhny PAO	immovable property	146,308,116.84
2	Kuzbassenergosbyt OAO	Obrazovanie Joint-Stock Commercial Innovation Bank (JSC)	immovable property	66,117,711.60

			Unpledged equipment	29,670,737.51
			Unpledged immovable property	4,798,118.11

			Total equipment	29,670,737.51
			Total immovable property	217,223,946.55
			Total fixed assets	246,894,684.06

Mechel Engineering OOO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	Mechel Service OOO	MOSCOW CREDIT BANK JSC	equipment*		* cost on off-balance-sheet account RUR 15,200,000.00

			Unpledged equipment, other fixed assets	18,718,224.00
			Unpledged immovable property	4,783,318.16

			Total equipment, other fixed assets	18,718,224.00
			Total immovable property	4,783,318.16
			Total fixed assets	23,501,542.16

Mechel Service Stahlhandel Czech Republic s.r.o.
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 RUB.*
1	Mechel Service Stahlhandel Czech Republic s.r.o.	Factoring KB, a.s.	land lots	67,052,233.16	* exchange rate as of 30.09.2015: EUR to CZK amounts to 27.180; EUR to RUB amounts to 74.5825
			buildings	130,710,173.64

			Unpledged equipment	52,249,275.03
			Unpledged immovable property	20,277,091.12

			Total equipment	52,249,275.03
			Total immovable property	218,039,497.92
			Total fixed assets	270,288,772.94

Mechel Service Romania SRL
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 RUB.*
1	Mechel Service Romania SRL	BRD Societe General	land	27,020,219.64	* exchange rate as of 30.09.2015: EUR to RON amounts to 4.4167; EUR to RUB amounts to 74.5825
			warehouse	39,054,434.54

			Unpledged equipment	4,131,013.68
			Unpledged immovable property	0.00

			Total equipment	4,131,013.68
			Total immovable property	66,074,654.18
			Total fixed assets	70,205,667.86

Elgaugol OOO
No.	Borrower	Pledgee - Bank	Equipment/ immovable property	Book value	Notes
				residual as of 30.09.2015 roubles
1	Elgaugol OOO	Bank for development and foreign economic affairs (Vnesheconombank)	equipment and self-propelled machines	318,968,113.84	Pledge agreement is concluded on 12.11.2015. Work is ongoing to execute additional pledge for 3 equipment units in the amount of 13,237,152.94 roubles at initial cost, estimated date 31.01.2016.
			immovable property

Cost on off-balance-sheet account RUB 10,843,962.70. (13 forest plots leased from the Department of Forestry Relations of the Republic of Sakha (Yakutia)). Currently there is work for pledge execution, estimated date is 31.01.2016.

			Unpledged equipment	120,863,012.92

			Unpledged immovable property	0.00

			Total equipment	439,831,126.76
			Total immovable property	0.00	* cost on off-balance-sheet account RUB 15,600,792.68. (21 forest plots leased from the Department of Forestry Relations of the Republic of Sakha(Yakutia)).

			Total fixed assets	439,831,126.76

Data on revenue assignment of the Group companies under credit agreements with UniCredit Bank AG, London Branch (Facility Agent) dated 06.09.2010, concluded with Southern Kuzbass OAO and Yakutugol Holding Company OAO in favour of UniCredit Bank AG, London Branch (Security Agent, Security Trustee),

as of 30.09.2015

Contract number and date	Counterparty	Contract validity term	Scope of delivery under the contract, t	Revenues, $
Export contracts of Southern Kuzbass OAO*
01-К/Т-1 dated 16.08.2010	Mechel Carbon AG	31.12.2015	2,255,000	2,091,192.14
01-К/Т-1/01 dated 05.02.2015	Mechel Carbon AG	28.02.2017	676,500	9,770,195.24
02-К/Т-5 dated 16.08.2010	Mechel Carbon AG	31.03.2016	2,530,000	5,260,487.82
02-К/Т-5/01 dated 05.02.2015	Mechel Carbon AG	28.02.2017	440,000	24,004,884.24
03-К/Т-3/01 dated 26.11.2014	Mechel Carbon AG	28.02.2017	2,090,000	27,590,187.80
04-К/А-ОФ/01 dated 26.11.2014	Mechel Carbon AG	28.02.2017	627,000	2,871,485.61
05-К/А-ОФ/01 dated 26.11.2014	Mechel Carbon AG	28.02.2017	495,000	18,515,263.09
06-Ц/Т-ОФ/01 dated 26.11.2014	Mechel Carbon AG	28.02.2017	1,045,000	337,640.40
07-О/Г-Р/01 dated 09.12.2014	Mechel Carbon AG	28.02.2017	968,000	22,036,632.00
08-Ц/К-КН/01 dated 05.02.2015	Mechel Carbon AG	28.02.2017	660,000	8,701,825.30
09-Ц/К-КН/01 dated 26.11.2014	Mechel Carbon AG	28.02.2017	990,000	0.00
10-С/Т-ОФ/01 dated 26.11.2014	Mechel Carbon AG	28.02.2017	715,000	28,680,995.20
11-С/Т-СТ/01 dated 26.11.2014	Mechel Carbon AG	28.02.2017	990,000	0.00
12-Ц/С-КН dated 16.08.2010	Mechel Carbon AG	31.12.2015	3,445,200	0.00
12-Ц/С-КН/01 dated 05.02.2015	Mechel Carbon AG	28.02.2017	599,500	21,937,375.00
13-П/П/01 dated 26.11.2014	Mechel Carbon AG	28.02.2017	990,000	0.00
14-К/А-ОФ dated 03.04.2015	Mechel Carbon AG	28.02.2017	440,000	11,114,572.92
15-Ц/Т-ОФ dated 20.04.2015	Mechel Carbon AG	28.02.2017	880,000	7,041,144.00
29-Ц/С-КН dated 27.01.2014	Mechel Carbon AG	31.08.2016	660,000	7,773,764.92
Export contracts of Yakutugol Holding Company OAO*
MECH-YAK/GR-13-01 dated 27.09.2013	Mechel Carbon AG	31.12.2014	600,000 mt +/- 100,000 mt	0.00
MECH-YAK/K9-14-01 dated 21.01.2014	Mechel Carbon (Singapore) Pte. Ltd.	31.12.2015	9,500,000 mt +/- 100,000 mt	178,670,515.80
MECH-YAK/K9-14-02 dated 21.01.2014	Mechel Carbon (Singapore) Pte. Ltd.	31.12.2015	600,000 mt +/- 100,000 mt	2,148,602.00
MECH-YAK/KS-14-01 dated 21.01.2014	Mechel Carbon (Singapore) Pte. Ltd.	31.12.2015	2,500,000 mt +/- 100,000 mt	0.00
MECH-YAK/ZHM-14-01 dated 15.05.2014	Mechel Carbon (Singapore) Pte. Ltd.	31.12.2015	200,000 mt +/- 100,000 mt	0.00
MECH-YAK/K9-12-01 dated 19.10.2011	Mechel Carbon AG	31.12.2015	15,000,000 mt +/- 1,500,000 mt	145,136,282.00

Contract number and date	Counterparty	Contract validity term	Scope of delivery under the contract, t	Revenues, $
MECH-YAK/K9-12-02 dated 19.10.2011	Mechel Carbon AG	31.12.2015	4,000,000 mt +/- 10%	2,942,100.70
MECH-YAK/KS-12-01 dated 19.10.2011	Mechel Carbon AG	31.12.2015	1,800,000 mt +/- 100,000 mt	20,740,780.06
MECH-YAK/KT-15-01 dated 16.02.2015	Mechel Carbon AG	31.12.2015	100,000 mt +/- 10,000 mt	1,071,261.60
MECH-YAK/ZHM-15-01 dated 21.01.2015	Mechel Carbon AG	31.12.2015	400,000 mt +/- 10,000 mt	0.00
MECH-YAK/ZHC-15-01 dated 21.01.2015	Mechel Carbon AG	31.12.2015	100,000 mt +/- 10,000 mt	0.00
MECH-YAK/ZH100-15-01 dated 21.01.2015	Mechel Carbon AG	31.12.2015	1,600,000 mt +/- 100,000 mt	0.00
MECH-YAK/ZHRC-15-01 dated 16.02.2015	Mechel Carbon AG	31.12.2015	200,000 mt +/- 10,000 mt	0.00
MECH-YAK/ZHS-15-01 dated 18.06.2015	Mechel Carbon AG	31.12.2015	1,600,000 mt +/- 100,000 mt	16,492,731.00
Offtake Contracts Mechel Carbon AG**
MCAG-POS K10/Sib 2015CY	POSCO	31.12.2015	550,000	47,465,000.00
MCAG-POS K9 2015CY	POSCO	31.12.2015	400,000	36,360,000.00
MCAG-KOBE-K9HA-2015FY	KOBE	31.03.2016	160,000	13,963,200.00
MCAG JFE PCI 2015FY	JFE Steel Corporation	31.03.2016	350,000	29,575,000.00
MCAG-JFE-K10-2015FY	JFE Steel Corporation	31.03.2016	750,000	64,882,500.00
MCAG NCE RCC RCC JFY2015	Nippon Coke&Engineering Co., Ltd.	30.04.2016	162,000	14,137,740.00
MCAG SOJITZ K9HA 2015FY	Sojitz Corporation	31.03.2016	200,000	17,254,000.00
MCAG SOJITZ K9LA 2015FY	Sojitz Corporation	31.03.2016	40,000	3,810,800.00
MCAG SOJITZ PCI 2015FY	Sojitz Corporation	31.03.2016	20,000	1,750,000.00
MCAG SC/NSSMC PCI TERM 2015FY	Sumitomo Corporation	31.03.2016	200,000	17,500,000.00
MA-1155-AM-2015	ArcelorMittal Sourcing S.C.A.	31.03.2017	1,400,000	196,000,000.00
MA-1153-AM-2015	ArcelorMittal Sourcing S.C.A.	31.03.2017	800,000	81,600,000.00
-	Tata Steel Global Procurement Co. Pte. Ltd.	31.03.2016	300,000	27,750,000.00
MCAG-USSK-SL/2015	U.S. Steel Kosice, s.r.o.	31.12.2015	specified in separate annexes	5,400,000.00

MC-KAR-15-01	Kardemir	31.07.2015	70,000	13,718,320.00
-	Spot contracts with Chinese suppliers	Valid	456,000	40,218,600.00

*	Prices for coal supply are set on the basis of existing global indices, minus logistics and trader’s margin calculated according to the approved methodology prepared and agreed by PwC.
**	Mechel Carbon AG specifies prices quarterly or for each specific vessel (contract). The price is set on the basis of existing global indices, taking into account the quality of particular grade of coal. Significant price fluctuations are due to: 1) different grades of coal, different quality; 2) different delivery terms - from different ports in the RF and Latvia (Far East: Vanino, Posiet; Western ports: Temryuk, Ventspils), plus different delivery terms: FOB (not including freight) or CIF (including freight).

Annex No.5

to Additional agreement

“Annex No. 11 to Credit Facility Agreement No. 227/12-В dated April 27, 2012”

FAILURE TO PERFORM (IMPROPER PERFORMANCE) BY THE BORROWER AND PARTIES LIABLE OF OBLIGATIONS UNDER FINANCIAL AND COMMERCIAL DEBT

FAILURE TO PERFORM FINANCIAL OBLIGATIONS UNDER CONTRACTS

As of 31.10.2015

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits

Mechel OAO

1	Credit	VTB Bank	2640	27.12.2010	06.10.2015	RUR	524,150,888.46	0.00	524,150,888.46			Amount of overdue interest is specified.
					21.10.2015	RUR	480,609,965.12		480,609,965.12			Amount of overdue interest is specified.
					06.10.2015	RUR	173,416,550.09				173,416,550.09	Overdue forfeit is specified.

					TOTAL:	RUR	1,178,177,403.67	0.00	1,004,760,853.58	0.00	173,416,550.09

Southern Kuzbass OAO

1	Leasing	Gazprombank Leasing	02-3/13-115/539ЮК/13	23.04.2013	20.12.2017	RUR	35,518,634.34	35,518,634.34
2	Leasing	Gazprombank Leasing	02-3/13-172/852ЮК/13	06.06.2013	20.04.2018	RUR	83,901,440.16	83,901,440.16
3	Leasing	Gazprombank Leasing	02-3/13-1200 ЮК/13	30.08.2013	20.08.2016	RUR	1,604,162.60	1,604,162.60

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
4	Leasing	Gazprombank Leasing	02-3/13-1202 ЮК/13	10.09.2013	20.09.2016	RUR	307,746.93	307,746.93
5	Leasing	Gazprombank Leasing	02-3/13-1202 ЮК/13	10.09.2013	20.09.2016	RUR	202,998.02	202,998.02
6	Leasing	Gazprombank Leasing	02-3/13-1280 ЮК/13	30.09.2013	20.11.2016	RUR	463,706.00	463,706.00
7	Leasing	Gazprombank Leasing	02-3/13-1522 ЮК/13	10.12.2013	20.01.2017	RUR	595,301.46	595,301.46
8	Leasing	Gazprombank Leasing	02-3/13-1521 ЮК/13	19.12.2013	20.01.2017	RUR	510,175.85	510,175.85
9	Leasing	Gazprombank Leasing	02-3/14-169-1019 ЮК/14	13.08.2014	20.02.2019	RUR	8,384,239.86	8,384,239.86
10	Leasing	Caterpillar Financial	VT134/1L-10-B-693 ЮК/10	20.04.2010	01.06.2016	USD	2,340.07	2,340.07				Provided/charged forfeits and penalties on Caterpillar Financial notifications not included in the total amount of unperformed obligations in total are 156,456.59 USD USA.
11	Leasing	Caterpillar Financial	VT134/2L-10-B-694 ЮК/11	21.04.2010	01.06.2016	USD	11,999.79	11,999.79
12	Leasing	Caterpillar Financial	VT134/3L-10-B-695 ЮК/12	22.04.2010	01.07.2016	USD	5,918.81	5,918.81
13	Leasing	Caterpillar Financial	VTSIB134/5L-11-B	21.09.2011	31.10.2014	USD	0.00	0.00
14	Leasing	Caterpillar Financial	VTSIB134/6L-11-B	21.09.2011	31.10.2014	USD	0.00	0.00
15	Leasing	Caterpillar Financial	VTSIB134/1L-13-B	13.05.2013	12.05.2018	USD	18,785.45	18,785.45
16	Leasing	Caterpillar Financial	VTSIB134/2L-13-B	13.05.2013	12.05.2018	USD	0.00	0.00
17	Leasing	Caterpillar Financial	VTSIB134/3L-13-B	13.05.2013	12.05.2018	USD	20,937.95	20,937.95
18	Leasing	Caterpillar Financial	MNURAL259/1L-11-B	29.09.2011	15.10.2014	USD	17,970.82	17,970.82
19	Leasing	M-Leasing	1743/140411-М	14.04.2011	31.10.2016	RUR	2,460,581.84	2,460,581.84
20	Leasing	M-Leasing	1890/200711-М	20.07.2011	30.11.2016	RUR	5,511,398.52	5,511,398.52
21	Leasing	M-Leasing	1906/030811-М	03.08.2011	31.10.2016	RUR	6,820,430.45	6,820,430.45

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
22	Leasing	MKB-Leasing	2648/111012-МКБ	11.10.2012	30.11.2015	RUR	0.00	0.00				Provided/charged penalties not included in the total amount of unperformed obligations in total amount to RUR 27,912.66
23	Leasing	Sberbank Leasing	0708РМ/Р-2147-01-01/750ЮК/10	15.06.2010	30.09.2015	RUR	13,372,821.11	13,372,821.11				Provided/charged penalties and forfeits under the suits with Sberbank Leasing not included in the total amount of unperformed obligations as of 31.10.2015 amount to 219,563,137.96 roubles
24	Leasing	Sberbank Leasing	0708РМ/Р-2147-01-01/750ЮК/10	15.06.2010	30.09.2015	RUR	13,372,821.11	13,372,821.11
25	Leasing	Sberbank Leasing	0708РМ/Р-2147-01-01/750ЮК/10	15.06.2010	30.11.2015	RUR	14,283,288.90	14,283,288.90
26	Leasing	Sberbank Leasing	0708РМ/Р-2147-01-01/750ЮК/10	15.06.2010	30.11.2015	RUR	14,283,288.90	14,283,288.90
27	Leasing	Sberbank Leasing	0708РМ/Р-2147-01-01/750ЮК/10	15.06.2010	30.11.2015	RUR	14,283,288.90	14,283,288.90
28	Leasing	Sberbank Leasing	0708РМ/Р-2147-01-01/750ЮК/10	15.06.2010	31.12.2015	RUR	14,384,414.37	14,384,414.37
29	Leasing	Sberbank Leasing	0708РМ/Р-2147-01-01/750ЮК/10	15.06.2010	31.12.2015	RUR	14,384,414.37	14,384,414.37
30	Leasing	Sberbank Leasing	0708РМ/Р-2147-01-01/750ЮК/10	15.06.2010	29.02.2016	RUR	14,587,758.56	14,587,758.56
31	Leasing	Sberbank Leasing	0708РМ/Р-2147-01-01/750ЮК/10	15.06.2010	29.02.2016	RUR	14,587,758.56	14,587,758.56
32	Leasing	Sberbank Leasing	0708РМ/Р-2147-01-01/750ЮК/10	15.06.2010	29.02.2016	RUR	14,587,758.56	14,587,758.56
33	Leasing	Sberbank Leasing	Ф2/0708Р/Р-2147-02-01-1030-ЮК	25.08.2010	31.07.2016	RUR	6,611,941.28	6,611,941.28

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
34	Leasing	Sberbank Leasing	Ф2/0708РМ/Р -2147-05-01	25.08.2010	31.01.2016	RUR	8,274,215.74	8,274,215.74
35	Leasing	Sberbank Leasing	Ф2/0708РМ/Р -2147-06-01-1112 ЮК/10	03.08.2010	30.09.2015	RUR	1,694,470.50	1,694,470.50
36	Leasing	Sberbank Leasing	0708РМ/Р- 2147-07-01/1124ЮК/10	29.07.2010	31.07.2016	RUR	95,646,109.24	95,646,109.24
37	Leasing	Sberbank Leasing	Ф2/0708РТС/Р-2147-08-01-1213ЮК/10	16.09.2010	31.12.2015	RUR	819,215.07	819,215.07
38	Leasing	Sberbank Leasing	Ф2/0708РТС/Р-2147-08-02-1280ЮК/10	16.09.2010	31.10.2015	RUR	3,218,166.11	3,218,166.11
39	Leasing	Sberbank Leasing	Ф2/0708РТС/Р-2147-08-03-1289ЮК/10	16.09.2010	31.12.2015	RUR	384,415.98	384,415.98
40	Leasing	Sberbank Leasing	Ф2/0708РТС/Р-2147-08-04-1290ЮК/10	16.09.2010	31.10.2015	RUR	976,176.47	976,176.47
41	Leasing	Sberbank Leasing	Ф2/0708РТС/Р-2147-08-05-1288ЮК/10	16.09.2010	31.10.2015	RUR	540,447.99	540,447.99
42	Leasing	Sberbank Leasing	Ф2/0708РТС/Р-2147-08-06-1291ЮК/10	16.09.2010	31.10.2015	RUR	492,411.86	492,411.86
43	Leasing	Sberbank Leasing	Ф2/0708РТС/Р-2147-08-07-1287ЮК/10	16.09.2010	29.02.2016	RUR	825,952.26	825,952.26
44	Leasing	Sberbank Leasing	Ф2/0708РТС/Р-2147-08-08-1286ЮК/10	16.09.2010	29.02.2016	RUR	924,915.93	924,915.93
45	Leasing	Sberbank Leasing	Ф2/0708РТС/Р-2147-09-01-1661ЮК/10	11.11.2010	31.12.2015	RUR	3,958,060.64	3,958,060.64
46	Leasing	Sberbank Leasing	Ф2/0708РМ/Р-2147-09-02-1560ЮК/10	07.12.2010	30.11.2016	RUR	4,345,971.26	4,345,971.26

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
47	Leasing	Sberbank Leasing	Ф2/0708Р/Р - 2147-11-01- 522ЮК/11	31.03.2011	30.09.2014	RUR	3,668,916.73	3,668,916.73
48	Leasing	Sberbank Leasing	Ф2/0708Р/Р- 2147-11-02- 523ЮК/11	31.03.2011	30.09.2014	RUR	2,779,569.64	2,779,569.64
49	Leasing	Sberbank Leasing	Ф2/0708Р/Р- 2147-12-01-1036ЮК/11	19.07.2011	31.10.2014	RUR	2,576,494.83	2,576,494.83
50	Leasing	Sberbank Leasing	0708РМ/Р- 2147-13-01- 836ЮК/11	27.04.2011	30.09.2016	RUR	21,006,187.19	21,006,187.19
51	Leasing	Sberbank Leasing	0708РМ/Р- 2147-13-01- 836ЮК/11	27.04.2011	30.09.2016	RUR	21,006,187.19	21,006,187.19
52	Leasing	Sberbank Leasing	0708РМ/Р- 2147-13-01- 836ЮК/11	27.04.2011	31.01.2017	RUR	23,559,712.37	23,559,712.37
53	Leasing	Sberbank Leasing	0708РМ/Р- 2147-13-01- 836ЮК/11	27.04.2011	28.02.2017	RUR	13,820,435.85	13,820,435.85
54	Leasing	Sberbank Leasing	0708РМ/Р- 2147-14-01- 835ЮК/11	27.04.2011	30.09.2016	RUR	3,414,811.60	3,414,811.60
55	Leasing	Sberbank Leasing	0708РМ/Р- 2147-14-01- 835ЮК/11	27.04.2011	31.10.2016	RUR	3,435,838.08	3,435,838.08
56	Leasing	Sberbank Leasing	0708РМ/Р- 2147-14-01- 835ЮК/11	27.04.2011	31.10.2016	RUR	3,435,838.08	3,435,838.08
57	Leasing	Sberbank Leasing	0708РМ/Р- 2147-14-01- 835ЮК/11	27.04.2011	30.09.2016	RUR	2,533,996.97	2,533,996.97
58	Leasing	Sberbank Leasing	0708РМ/Р- 2147-14-01- 835ЮК/11	27.04.2011	31.10.2016	RUR	4,978,478.85	4,978,478.85
59	Leasing	Sberbank Leasing	0708РМ/Р- 2147-14-01- 835ЮК/11	27.04.2011	31.12.2016	RUR	13,631,096.77	13,631,096.77

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
60	Leasing	Sberbank Leasing	0708РМ/Р-2147-14-01-835ЮК/11	27.04.2011	28.02.2017	RUR	13,820,435.85	13,820,435.85
61	Leasing	Sberbank Leasing	0708РМ/Р-2147-14-01-835ЮК/11	27.04.2011	28.02.2017	RUR	13,820,435.85	13,820,435.85
62	Leasing	Sberbank Leasing	0708РМ/Р-2147-14-01-835ЮК/11	27.04.2011	28.02.2017	RUR	13,820,435.85	13,820,435.85
63	Leasing	Sberbank Leasing	Ф2/0708РМ/Р -2147-17-01-1430 ЮК/11	30.09.2011	31.10.2014	RUR	587,886.25	587,886.25
64	Leasing	Sberbank Leasing	Ф2/0708РМ/Р -2147-17-01-1430 ЮК/11	30.09.2011	31.01.2015	RUR	1,337,655.28	1,337,655.28
65	Leasing	Sberbank Leasing	Ф2/0708РМ/Р -2147-20-01-1668 ЮК/11	02.11.2011	31.10.2014	RUR	5,714,991.57	5,714,991.57
66	Leasing	Sberbank Leasing	ОВ/К-2147-21-01-950ЮК/12	26.06.2012	31.01.2015	RUR	15,073,332.13	15,073,332.13
67	Leasing	Sberbank Leasing	ОВ/К-2147-21-01-950ЮК/12	26.06.2012	31.01.2015	RUR	23,064,788.24	23,064,788.24
68	Leasing	Sberbank Leasing	ОВ/К-2147-21-01-950ЮК/12	26.06.2012	31.03.2015	RUR	18,182,680.44	18,182,680.44
69	Leasing	Sberbank Leasing	ОВ/К-2147-21-01-950ЮК/12	26.06.2012	31.03.2015	RUR	18,182,680.44	18,182,680.44
70	Leasing	Sberbank Leasing	ОВ/К-2147-21-01-950ЮК/12	26.06.2012	30.04.2015	RUR	19,796,739.46	19,796,739.46
71	Leasing	Sberbank Leasing	ОВ/К-2147-21-01-950ЮК/12	26.06.2012	30.04.2015	RUR	19,764,989.54	19,764,989.54
72	Leasing	Sberbank Leasing	ОВ/К-2147- 22-01-1041 ЮК/12	26.06.2012	30.04.2015	RUR	19,764,989.54	19,764,989.54

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
73	Leasing	Sberbank Leasing	ОВ/К-2147- 22-01-1041 ЮК/12	26.06.2012	30.04.2015	RUR	19,764,989.54	19,764,989.54
74	Leasing	Sberbank Leasing	ОВ/К-2147- 22-01-1041 ЮК/12	26.06.2012	31.05.2015	RUR	21,357,653.92	21,357,653.92
75	Leasing	Sberbank Leasing	ОВ/К-2147- 22-01-1041 ЮК/12	26.06.2012	31.05.2015	RUR	21,357,653.92	21,357,653.92
76	Leasing	Sberbank Leasing	ОВ/К-2147- 22-01-1041 ЮК/12	26.06.2012	31.08.2015	RUR	26,197,827.93	26,197,827.93
77	Leasing	Sberbank Leasing	ОВ/К-2147- 22-01-1041 ЮК/12	26.06.2012	30.09.2015	RUR	27,831,942.94	27,831,942.94
78	Leasing	Sberbank Leasing	ОВ/К-2147-22-01-1041 ЮК/12	26.06.2012	31.05.2015	RUR	21,391,962.25	21,391,962.25
79	Leasing	Sberbank Leasing	ОВ/К-2147-22-01-1041 ЮК/12	26.06.2012	30.04.2015	RUR	7,069,476.78	7,069,476.78
80	Leasing	Sberbank Leasing	ОВ/К-2147-22-01-1041 ЮК/12	26.06.2012	31.05.2015	RUR	7,639,135.77	7,639,135.77
81	Leasing	Sberbank Leasing	ОВ/К-2147-22-01-1041 ЮК/12	26.06.2012	30.06.2015	RUR	7,639,135.77	7,639,135.77
82	Leasing	Sberbank Leasing	ОВ/К-2147-22-01-1041 ЮК/12	26.06.2012	30.06.2015	RUR	8,212,502.11	8,212,502.11
83	Leasing	Sberbank Leasing	ОВ/К-2147-22-01-1041 ЮК/12	26.06.2012	30.04.2015	RUR	30,292,413.11	30,292,413.11
84	Leasing	Sberbank Leasing	ОВ/К-2147-22-01-1041 ЮК/12	26.06.2012	30.04.2015	RUR	30,292,413.11	30,292,413.11
85	Leasing	Sberbank Leasing	ОВ/К-2147-22-01-1041 ЮК/12	26.06.2012	31.05.2015	RUR	32,733,378.10	32,733,378.10

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
86	Leasing	Sberbank Leasing	ОВ/К-2147-22-01-1041 ЮК/12	26.06.2012	31.05.2015	RUR	32,733,378.10	32,733,378.10
87	Leasing	Sberbank Leasing	ОВ/К-2147-22-01-1041 ЮК/12	26.06.2012	31.08.2015	RUR	40,151,573.29	40,151,573.29
88	Credit	Sberbank	13	25.03.2010	25.02.2019	RUR	13,072,638.40	10,629,978.72	2,442,659.68			According to Sberbank, as of 10.09.2015, provided/charged interest and penalties on overdue debt not included in the total amount of unperformed obligations in total are 740,262.65 RUB., including Principal Debt - 668,669.34 RUB., percent - RUR 79,593.31
89	Credit	Sberbank	5593	09.10.2012	06.10.2017	RUR	91,495,890.41		91,495,890.41			According to Sberbank, as of 10.09.2015, provided/charged interest and penalties on overdue debt not included in the total amount of unperformed obligations in total are 369,945.71USD USA and 2,270,083.06 RUB Sberbank charges penalties based on conversion.
	Credit	Sberbank	5593	09.10.2012	06.10.2017	USD	12,942,634.61		12,942,634.61
90	Credit	Sberbank	5594	09.10.2012	06.10.2017	RUR	97,595,616.45		97,595,616.45			According to Sberbank, as of 10.09.2015, provided/charged interest and penalties on overdue debt not included in the total amount of unperformed obligations in total are 585,636.57 USD USA and 2,347,348.50 RUB Sberbank charges penalties based on conversion.
	Credit	Sberbank	5594	09.10.2012	06.10.2017	USD	20,533,421.37		20,533,421.37

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
91	Credit	Sberbank	8507	09.10.2012	06.10.2017	USD	16,671,622.64		16,671,622.64			According to Sberbank, as of 10.09.2015, provided/charged interest and penalties on overdue debt not included in the total amount of unperformed obligations in total are 431,992.11 USD USA. Sberbank charges penalties based on conversion.
92	Credit	Sberbank	8508	09.10.2012	06.10.2017	USD	3,608,950.64		3,608,950.64			According to Sberbank, as of 10.09.2015, provided/charged interest and penalties on overdue debt not included in the total amount of unperformed obligations in total are 99,262.50 USD USA. Sberbank charges penalties based on conversion.
93	Credit	Societe Generale	w/o	09.09.2011	30.09.2016	USD	3,525,688.60	3,467,726.04	57,962.56
94	Credit	UniCredit Bank, London Branch	w/o	06.09.2010	08.12.2016	USD	242,497,231.40	220,872,078.83	21,625,152.57
95	Credit	UniCredit Bank Czech Republic	ВС00013	21.12.2010	30.05.2016	EUR	1,357,505.45	1,311,766.56	45,738.89

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
96	Credit	Gazprombank	227/12-B	27.04.2012	26.04.2017	USD	85,445,676.21	66,666,666.66	18,779,009.55
97	Credit	Gazprombank	84/13-B	26.04.2013	26.04.2018	USD	37,552,579.72		37,552,579.72

					TOTAL:	RUR	1,256,730,086.17	1,065,195,919.63	191,534,166.54	0.00	0.00

					TOTAL:	USD	422,855,758.08	291,084,424.42	131,771,333.66	0.00	0.00

					TOTAL:	EUR	1,357,505.45	1,311,766.56	45,738.89	0.00	0.00

Yakutugol Holding Company OAO

1	Credit	Sberbank	12	23.04.2010	07.02.2019	RUR	9,282,167.56	7,835,146.39	1,447,021.17
2	Credit	UniCredit Bank, London Branch	w/o	06.09.2010	08.12.2016	USD	243,235,472.12	220,872,078.83	22,363,393.29
3	Credit	Gazprombank	31/09-В	06.02.2009	06.02.2015	USD	110,329,484.89	103,112,111.54	7,217,373.35
4	Credit	Gazprombank	226/12-В	27.04.2012	26.04.2017	USD	128,171,232.84	99,999,999.99	28,171,232.85
5	Credit	Gazprombank	85/13-В	26.04.2013	26.04.2018	USD	36,226,024.86	0.00	36,226,024.86
6	Leasing	Caterpillar Financial	VT131/1L-10	10.03.2010	01.05.2016	USD	142,065.04	142,065.04				Filed penalties on claims not included in the total amount of unperformed obligations in total amount to RUR 18,943,111.92
7	Leasing	Caterpillar Financial	VT131/2L-10	10.03.2010	01.05.2016	USD	142,065.04	142,065.04
8	Leasing	Caterpillar Financial	VT131/3L-10	10.03.2010	01.05.2016	USD	142,065.04	142,065.04
9	Leasing	Caterpillar Financial	VT131/4L-10	10.03.2010	01.07.2016	USD	131,136.96	131,136.96
10	Leasing	Caterpillar Financial	VT131/5L-10	10.03.2010	01.07.2016	USD	131,136.96	131,136.96
11	Leasing	Caterpillar Financial	VT131/6L-10	10.03.2010	01.07.2016	USD	124,980.38	124,980.38
12	Leasing	Caterpillar Financial	VT131/7L-10	10.03.2010	01.07.2016	USD	116,053.21	116,053.21
13	Leasing	Caterpillar Financial	VT131/8L-10	10.03.2010	01.07.2016	USD	125,219.36	125,219.36
14	Leasing	Caterpillar Financial	VT131/9L-10	10.03.2010	01.07.2016	USD	152,377.56	152,377.56
15	Leasing	Caterpillar Financial	VT131/10L-10	10.03.2010	01.05.2016	USD	152,377.56	152,377.56

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
16	Leasing	Caterpillar Financial	VT131/11L-10	10.03.2010	01.05.2016	USD	198,090.75	198,090.75
17	Leasing	Caterpillar Financial	VT131/12L-10	10.03.2010	01.05.2016	EUR	127,822.64	127,822.64
18	Leasing	Caterpillar Financial	VT131/13L-10	10.03.2010	01.05.2016	EUR	113,308.13	113,308.13
19	Leasing	Caterpillar Financial	VT131/14L-10	10.03.2010	01.05.2016	EUR	75,415.47	75,415.47
20	Leasing	Caterpillar Financial	VT131/15L-10	10.03.2010	01.05.2016	USD	127,966.15	127,966.15
21	Leasing	Caterpillar Financial	VT131/16L-10	07.05.2010	01.05.2016	USD	136,677.96	136,677.96
22	Leasing	Caterpillar Financial	VT131/17L-10	07.05.2010	01.09.2016	USD	136,677.96	136,677.96
23	Leasing	Caterpillar Financial	VT131/18L-10	07.05.2010	01.09.2016	USD	177,201.18	177,201.18
24	Leasing	Caterpillar Financial	VT131/19L-10	07.05.2010	01.09.2016	USD	177,201.18	177,201.18
25	Leasing	Caterpillar Financial	VT131/20L-10	19.08.2010	01.01.2017	USD	99,738.00	99,738.00
26	Leasing	M-Leasing	1498/010910	01.09.2010	30.09.2015	RUR	2,104,032.08	2,104,032.08
27	Leasing	M-Leasing	1504/010910	01.09.2010	30.09.2015	RUR	2,134,701.34	2,134,701.34
28	Leasing	MKB-Leasing	1961/020911- МКБ	02.09.2011	30.11.2016	RUR	5,343,690.87	5,343,690.87
29	Leasing	URALSIB Leasing Company	МОС-5011-11Б	01.06.2011	01.06.2016	RUR	130,809,912.00	130,809,912.00				Filed penalties on claim not included in the total amount of unperformed obligations in total amount to RUR 41,510,262.37
30	Leasing	Invest-Svyaz-Holding	989	26.07.2011	15.04.2015	RUR	14,300,546.16	14,300,546.16
31	Leasing	Sberbank Leasing	0708РМ/Р-2142-01-01	01.06.2010	31.12.2015	RUR	206,901,155.99	206,901,155.99				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 16,525,717.49

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
32	Leasing	Sberbank Leasing	0708РМ/Р-2142-02-01	13.09.2010	30.04.2017	RUR	150,137,891.70	150,137,891.70				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 10,816,017.69
33	Leasing	Sberbank Leasing	Ф16/0708Р/Р-2142-03-01	23.03.2011	20.01.2016	RUR	9,610,412.64	9,610,412.64				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 391,207.23
34	Leasing	Sberbank Leasing	0708РМ/Р-2142-04-01	25.05.2011	15.02.2017	RUR	29,526,274.75	29,526,274.75				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 2,159,871.88
35	Leasing	Sberbank Leasing	0708РМ/Р- 2142-05-01	09.08.2011	15.03.2017	RUR	71,707,605.13	71,707,605.13				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 5,191,219.20
36	Leasing	URALSIB Leasing Company	МОС-5042-11Б	07.10.2011	30.11.2014	RUR	2,551,404.00	2,551,404.00				Filed penalties on claim not included in the total amount of unperformed obligations in total amount to RUR 1,191,163.20
37	Leasing	Sberbank Leasing	0708РМ/Р-2142-06-01	14.11.2011	15.12.2017	RUR	18,008,191.86	18,008,191.86				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 1,263,385.79
38	Leasing	Sberbank Leasing	0708РМ/Р-2142-07-01	26.03.2012	15.09.2014	RUR	3,244,520.73	3,244,520.73				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 642,471.08

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
39	Leasing	Sberbank Leasing	0708PM/P-2142-08-01	26.03.2012	15.01.2015	RUR	171,769,080.67	171,769,080.67				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 29,249,142.03
40	Leasing	Sberbank Leasing	OB/К-2142-09-01	29.06.2012	30.04.2015	RUR	108,103,298.21	108,103,298.21				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 11,334,479.60
41	Leasing	MKB-Leasing	2504/130812-МКБ	13.08.2012	30.09.2015	RUR	3,000.00	3,000.00
42	Leasing	Sberbank Leasing	OB/К-2142-09-02	29.06.2012	30.10.2015	RUR	118,299,807.84	118,299,807.84				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 8,362,602.32
43	Leasing	Sberbank Leasing	OB/К-2142-09-03	29.06.2012	30.06.2015	RUR	168,691,613.32	168,691,613.32				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 15,715,037.96
44	Leasing	MKB-Leasing	2688/121112-МКБ	12.11.2012	31.12.2015	RUR	356,505.80	356,505.80
45	Leasing	Sberbank Leasing	OB/К-2142-10-01	30.11.2012	30.04.2016	RUR	147,153,656.14	147,153,656.14				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 10,275,452.54
46	Leasing	Caterpillar Financial	VTFE131/1L-13-B	04.04.2013	01.06.2018	USD	154,588.60	154,588.60

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
47	Leasing	Caterpillar Financial	VTFE131/2L-13-B	04.04.2013	01.06.2018	USD	154,588.60	154,588.60
48	Leasing	Caterpillar Financial	VTFE131/3L-13-B	04.04.2013	01.06.2018	USD	154,588.60	154,588.60
49	Leasing	Gazprombank Leasing	02-3/13-119	25.04.2013	20.04.2018	RUR	197,494,254.91	197,494,254.91
50	Leasing	Gazprombank Leasing	02-3/13-157	30.05.2013	20.04.2016	RUR	5,052,103.04	5,052,103.04
51	Leasing	Gazprombank Leasing	02-3/13-159	30.05.2013	20.04.2016	RUR	5,052,103.04	5,052,103.04
52	Leasing	Sberbank Leasing	OB/К-2142-11-01	10.06.2013	28.02.2018	USD	10,193,889.69	10,193,889.69				Filed penalties on suits not included in the total amount of unperformed obligations in total amount to RUR 55,663,965.51
53	Leasing	SL Leasing	2013/047	17.06.2013	22.07.2017	EUR	322,308.92	322,308.92				Filed penalties on notification not included in the total amount of unperformed obligations in total amount to RUR 1,624,227.49
54	Leasing	Gazprombank Leasing	02-3/13-278	11.07.2013	31.01.2017	RUR	6,700,258.25	6,700,258.25
55	Leasing	Gazprombank Leasing	02-3/13-354	12.09.2013	20.08.2018	RUR	3,281,937.40	3,281,937.40
56	Leasing	Spetstekhleasing	2/2013	30.10.2013	02.10.2016	RUR	8,800,000.00	8,800,000.00
57	Leasing	Gazprombank Leasing	02-3/13-497	11.12.2013	20.04.2019	RUR	24,372,117.96	24,372,117.96

					TOTAL:	RUR	1,620,792,243.38	1,619,345,222.21	1,447,021.17	0.00	0.00

					TOTAL:	USD	531,032,900.50	437,054,876.14	93,978,024.35	0.00	0.00

					TOTAL:	EUR	638,855.16	638,855.16	0.00	0.00	0.00

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits

CMP PAO

1	Credit	Gazprombank	2612-200-К	02.05.2012	27.04.2017	RUR	368,970,669.12	0.00	368,970,669.12
2	Credit	Sberbank	74086	22.12.2009	20.10.2018	RUR	100,951,027.40	65,625,000.00	35,326,027.40			As of 01.11.2015 the Bank showed penalty for late payment of interest - 1,223,961.45 roubles and penalty for late credit repayment - 4,430,136.99 roubles
3	Credit	Sberbank	5321	13.10.2010	10.12.2018	RUR	7,485,616,438.35	6,750,000,000.00	735,616,438.35			As of 01.11.2015 the Bank showed penalty - 599,586,428.42 roubles and overdue fee for credit maintenance - RUB 79,446,575.33
4	Credit	Sberbank	5703	19.12.2013	10.12.2018	RUR	2,543,918,127.99	1,864,499,331.78	679,418,796.21			As of 01.11.2015 the Bank showed penalty - 173,027,143.50 roubles
5	Factoring	VTB Factoring	01155	14.06.2013		RUR						29.05.2015 VTB Factoring, CMP and Mechel-Service concluded the settlement agreement for 954,287,975.90 roubles Mechel-Service is jointly and severally liable with CMP to repay the debt on a monthly basis until June 2016.
6	Credit	Royal Bank of Scotland	w/o	05.10.2007	05.11.2017	EUR	1,327,608.73	1,216,202.04	111,406.69			On 05.05.2015 the Bank showed penalty interest for non-payment - 7,304.12 EUR (516,793.52 RUB).
7	Credit	ING Bank, Milan Branch	w/o	08.07.2008	15.06.2018	EUR	1,684,867.78	1,637,943.06	46,924.72			On 15.06.2015 the Bank showed penalty interest for non-payment - 14,197.28 EUR (1,004,510.09 RUB).

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
8	Credit	Banca Nazionale del Lavoro	w/o	11.07.2008	01.11.2018	EUR	6,505,915.48	5,797,323.52	708,591.96			On 05.05.2015 the Bank showed penalty interest for non-payment - 109,820.60 EUR (7,770,213.79 RUB).
9	Credit	Raiffeisen Bank International	w/o	06.08.2009	06.04.2016	EUR	4,541,284.62	4,480,160.70	61,123.92			On 30.09.2015 the Bank showed interest for non-payment - 98,256.06 EUR (6,951,979.79 RUB).
10	Credit	BNP Paribas	w/o	15.09.2010	21.01.2021	EUR	17,093,615.79	16,491,543.45	602,072.34			On 21.07.2015 the Bank showed interest for non-payment - 310,295.38 EUR (21,954,546.23 RUB).
11	Credit	BNP Paribas	w/o	15.09.2010	21.01.2021	EUR	17,300,652.28	16,657,331.04	643,321.24			On 21.07.2015 the Bank showed interest for non-payment - 321,943.66 EUR (22,778,705.14 RUB).
12	Credit	BNP Paribas	w/o	15.09.2010	21.07.2019	USD	47,046,793.66	42,236,983.80	4,809,809.86			On 21.07.2015 the Bank showed interest for non-payment - 1,972,227.57 dollars (RUB 126,960,572.04.).
13	Leasing	Hewlett-Packard	Additional Agreement No.5 dated 20.08.2014 to Contract 09RU-0187A (10000885)	29.04.2009	31.08.2017	USD	215,466.85	215,466.85

					TOTAL:	RUR	10,499,456,262.86	8,680,124,331.78	1,819,331,931.08	0.00	0.00

					TOTAL:	USD	47,262,260.51	42,452,450.65	4,809,809.86	0.00	0.00

					TOTAL:	EUR	48,453,944.68	46,280,503.81	2,173,440.87	0.00	0.00

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits

Urals Stampings Plant OAO

1	Credit	Gazprombank	2613-173-К	12.04.2013	08.04.2016	RUR	1,687,534,549.77	1,592,114,017.35	95,420,532.42

					TOTAL:	RUR	1,687,534,549.77	1,592,114,017.35	95,420,532.42	0.00	0.00

Mechel Service OOO

1	Credit	Gazprombank	2612-195-К	03.05.2012	18.10.2015	RUR	11,695,361,124.18	10,999,986,417.63	695,374,706.55

					TOTAL:	RUR	11,695,361,124.18	10,999,986,417.63	695,374,706.55	0.00	0.00

MECHEL ENERGO OOO

1	Credit	Gazprombank	2612-196-К	04.05.2012	18.10.2015	RUR	5,623,869,513.17	5,000,000,000.00	623,869,513.17

					TOTAL:	RUR	5,623,869,513.17	5,000,000,000.00	623,869,513.17	0.00	0.00

Beloretsk Metallurgical Plant OAO

1	Credit	Gazprombank	2613-172-К	12.04.2013	08.04.2016	RUR	1,788,293,950.50	1,700,000,000.00	88,293,950.50

					TOTAL:	RUR	1,788,293,950.50	1,700,000,000.00	88,293,950.50	0.00	0.00

Mechel-Coke OOO

1	Credit	Gazprombank	49/11-Р	15.03.2011	15.03.2016	RUR	466,721,064.52	363,636,363.65	103,084,700.87

					TOTAL:	RUR	466,721,064.52	363,636,363.65	103,084,700.87	0.00	0.00

Trade Port Posiet OAO

1	Credit	Gazprombank	4211-051	30.09.2011	30.09.2014	RUR	657,444,059.69	590,270,024.79	67,174,034.90
2	Credit	ING Bank, a branch of ING-DiBa	w/o	31.05.2010	30.09.2020	EUR	6,332,009.22	5,882,219.34	449,789.88			Charged penalties not included in the total amount of unperformed obligations in total amount to 2,808,472.60 RUB., including Principal Debt - 2,653,977.65 RUB., percent - RUR 154,494.95

					TOTAL:	RUR	657,444,059.69	590,270,024.79	67,174,034.90	0.00	0.00

					TOTAL:	EUR	6,332,009.22	5,882,219.34	449,789.88	0.00	0.00

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits

Mechel-Trans OOO

1	Leasing	Gazprombank Leasing	Р-095/11	05.04.2011	30.04.2016	RUR	10,702,368.12	10,702,368.12
2	Leasing	Gazprombank Leasing	Р-135/11	08.07.2011	31.08.2016	RUR	22,015,540.89	22,015,540.89
3	Leasing	Gazprombank Leasing	Р-147/11	29.08.2011	30.09.2016	RUR	24,487,456.89	24,487,456.89
4	Leasing	Gazprombank Leasing	Р-179/11	07.10.2011	31.10.2016	RUR	4,777,737.57	4,777,737.57
5	Leasing	VTB Leasing	ДЛ 156/05-10	15.11.2010	31.03.2019	RUR	24,713,264.50	24,325,290.60		387,973.90
6	Leasing	VTB Leasing	ДЛ 156/06-10	17.12.2010	31.03.2019	RUR	126,992,510.87	125,557,892.56		1,434,618.31
7	Leasing	VTB Leasing	ДЛ 156/07-11	17.06.2011	31.03.2019	RUR	149,607,948.84	147,404,922.15		2,203,026.69
8	Leasing	VTB Leasing	ДЛ 156/08-11	06.09.2011	31.03.2019	RUR	43,737,459.20	42,854,646.84		882,812.36
9	Leasing	VTB Leasing	ДЛ 156/09-11	30.11.2011	31.12.2016	RUR	17,719,863.66	17,374,721.28		345,142.38
10	Leasing	VTB Leasing	ДЛ 156/10-13	04.10.2013	31.10.2023	RUR	64,341,711.26	63,329,100.61		1,012,610.65
11	Leasing	FinanceBusinessGroup	327Ф/08-2014	29.08.2014	30.09.2019	RUR	13,450,678.00	13,304,330.37		146 347.63
12	Leasing	Spetstekhleasing	Р-124/11	20.06.2011	30.04.2016	RUR	6,044,672.10	6,044,672.10

					TOTAL:	RUR	508,591,211.90	502,178,679.98	0.00	6,412,531.92	0.00

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits

Korshunov Mining Plant OAO

1	Leasing	Gazprombank Leasing	02-3/360	21.10.2011	30.11.2015	RUR	3,337,937.93	3,337,937.93
2	Leasing	Gazprombank Leasing	02-3/173	13.08.2012	20.08.2019	RUR	37,667,367.12	37,667,367.12
3	Leasing	Gazprombank Leasing	02-3/206	05.09.2012	20.05.2016	RUR	33,329,622.26	33,329,622.26
4	Leasing	Gazprombank Leasing	02-3/238	26.09.2012	20.02.2016	RUR	16,511,632.32	16,511,632.32
5	Leasing	Gazprombank Leasing	02-3/325	12.12.2012	20.06.2018	RUR	7,248,092.81	7,248,092.81
6	Leasing	Gazprombank Leasing	02-3/14-144	20.06.2014	20.02.2019	RUR	19,976,411.50	19,976,411.50
7	Leasing	Gazprombank Leasing	02-3/14-147	20.06.2014	20.01.2019	RUR	44,156,624.40	44,156,624.40
8	Leasing	Caterpillar Financial	VTSIB247/1L-12	11.07.2012	30.09.2015	USD	48,752.23	48,752.23				Filed/charged penalties and interest for lawsuits, claims, proposal for contract termination, terms and conditions of the contract not included in the total amount of unperformed obligations in total amount to 63,965,360.85 roubles
9	Leasing	M-Leasing	1423/280610	28.06.2010	31.10.2015	RUR	10,321,095.97	10,321,095.97
10	Leasing	M-Leasing	1343/250510	25.05.2010	30.09.2015	RUR	0.00	0.00
11	Leasing	M-Leasing	1531/200910	20.09.2010	30.09.2015	RUR	0.00	0.00
12	Leasing	Sberbank Leasing	0708РМ/Р-2138-01-01	18.06.2010	31.10.2015	RUR	21,510,166.07	21,510,166.07
13	Leasing	Sberbank Leasing	ФЗ/0708Р/Р-2138-04-01	31.08.2011	30.09.2016	RUR	4,878,949.98	4,878,949.98
14	Leasing	Sberbank Leasing	0707Р/Р-2138-01-03	06.08.2010	31.10.2015	RUR	9,484,422.02	9,484,422.02
15	Leasing	Sberbank Leasing	0707Р/Р-2138-01-05	30.12.2010	31.03.2016	RUR	8,342,425.62	8,342,425.62
16	Leasing	Sberbank Leasing	0707Р/Р-2138-01-02	28.09.2010	31.12.2015	RUR	7,209,907.02	7,209,907.02
17	Leasing	Sberbank Leasing	0707Р/Р-2138-01-04	28.10.2010	30.04.2016	RUR	2,100,394.00	2,100,394.00
18	Leasing	Sberbank Leasing	ФЗ/0708Р/Р-2138-01-06	20.06.2011	31.08.2016	RUR	9,204,637.02	9,204,637.02
19	Leasing	Sberbank Leasing	ФЗ/0708Р/Р-2138-01-07	21.06.2011	31.08.2016	RUR	11,163,279.00	11,163,279.00
20	Leasing	Sberbank Leasing	0708PМ/Р-2138-03-01	31.08.2011	31.12.2016	RUR	62,665,086.00	62,665,086.00
21	Leasing	Sberbank Leasing	ФЗ/0708PМ/Р-2138-05-01	30.09.2011	30.11.2014	RUR	5,414,312.00	5,414,312.00

No.	Type of financial debt	Counterparty	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of outstanding obligation					Remark
							Total amount of outstanding obligation	Principal Debt	Percent	Penalties	Forfeits
22	Leasing	Sberbank Leasing	0708PM/P-2138-06-01	28.03.2012	30.11.2014	RUR	40,068,452.00	40,068,452.00
23	Leasing	Sberbank Leasing	OB/К-2138-07-01	21.06.2012	15.03.2015	RUR	36,298,813.46	36,298,813.46
24	Leasing	Sberbank Leasing	OB/К-2138-08-01	21.06.2012	15.05.2015	RUR	83,724,577.67	83,724,577.67
25	Leasing	SL Leasing	2010/041	13.07.2010	25.03.2015	EUR	121,764.05	121,764.05
26	Leasing	Yakutugol Holding Company	1751	12.05.2010	30.04.2016	USD	41,991.68	41,991.68
27	Credit	Sberbank	028	16.03.2010	25.01.2019	RUR	3,729,009.61	3,002,893.31	590,096.10		136,020.20
28	Credit	Sberbank	029	16.03.2010	25.11.2018	RUR	1,049,491.39	615,684.00	395,881.35		37,926.04

					TOTAL:	RUR	479,392,707.17	478,232,783.48	985,977.45	0.00	173,946.24

					TOTAL:	USD	90,743.91	90,743.91	0.00	0.00	0.00

					TOTAL:	EUR	121,764.05	121,764.05	0.00	0.00	0.00

		Exchange Rate of the Central Bank of the Russian Federation as of 31.10.2015:			TOTAL:	RUR	37,462,364,176.99	32,591,083,760.50	4,691,277,388.23	6,412,531.92	173,590,496.33
		USD	64.3742		TOTAL:	USD	1,001,241,662.99	770,682,495.12	230,559,167.87	0.00	0.00
		EUR	70.7537		TOTAL:	EUR	56,904,078.57	54,235,108.93	2,668,969.64	0.00	0.00

				Total amount is , roubles:			105,942,669,342.54	86,040,487,464.29	19,722,178,850.00	6,412,531.92	173,590,496.33

FAILURE TO COMPLY WITH TERMS AND CONDITIONS OF CREDIT AGREEMENTS

As of 31.10.2015

No.	Borrower	Lender	Agreement number	Contract date	Agreement termination date	Agreement currency	Total amount under the contract	Remark
1	Yakutugol Holding Company OAO	Eurasian Development Bank	116	22.06.2011	22.06.2018	RUR	2,801,180,000.00	Failure to comply with terms and conditions of the credit agreement
2	Yakutugol Holding Company OAO	VTB PJSC	КС- 757000/2008/00021	27.11.2008	06.04.2020	RUR	5,818,336,163.08	Failure to comply with terms and conditions of the credit agreement
3	Urals Stampings Plant OAO	URALSIB BANK	0124/14-КЛ-Н	20.11.2014	29.12.2015	RUR	48,000,000.00	Failure to comply with terms and conditions of the credit agreement
4	Urals Stampings Plant OAO	URALSIB BANK	0125/14-КЛ-Н	20.11.2014	27.12.2016	RUR	3,331,434,960.00	Failure to comply with terms and conditions of the credit agreement
5	Mechel Service OOO	MOSCOW CREDIT BANK	4205/14	07.04.2014	10.02.2016	USD	55,000,000.00	Failure to comply with terms and conditions of the credit agreement
6	Mechel Service OOO	MOSCOW CREDIT BANK	4206/14	09.04.2014	10.02.2016	USD	33,000,000.00	Failure to comply with terms and conditions of the credit agreement
7	Mechel Service OOO	MOSCOW CREDIT BANK	4207/14	23.04.2014	10.02.2016	USD	17,000,000.00	Failure to comply with terms and conditions of the credit agreement
8	Southern Kuzbass OAO	VTB PJSC	КС- 743000/2008/00104	26.11.2008	06.04.2020	RUR	10,007,537,959.18	Failure to comply with terms and conditions of the credit agreement
9	Southern Kuzbass OAO	VTB PJSC	К2600/10- 0709ЛВ/Д000	07.02.2011	06.04.2020	RUR	1,644,551,689.76	Failure to comply with terms and conditions of the credit agreement
10	Mechel-Trans OOO	MOSCOW CREDIT BANK	3014/15	10.07.2015	10.11.2015	USD	5,288,570.00	Failure to comply with terms and conditions of the credit agreement

					TOTAL:	RUR	23,651,040,772.02

		Exchange Rate of the Central Bank of the Russian Federation as of 31.10.2015:			TOTAL:	USD	110,288,570.00

		USD	64.3742		TOTAL:	RUR	30,750,779,234.91

Balance of the overdue accounts payables as of 31.10.2015

	Payables, thousand roubles				Advances received, thousand roubles				Other accounts payable, ths roubles
	Operating		Investment		Operating		Investment		Operating		Investment
Enterprise	Closing balance	Overdue Debt Closing balance	Closing balance	Overdue Debt Closing balance	Closing balance	Overdue Debt Closing balance	Closing balance	Overdue Debt Closing balance	Closing balance	Overdue Debt Closing balance	Closing balance	Overdue Debt Closing balance
CMP PAO	8,369,533.18	5,902,209.95	467,707.20	371,729.73	505,392.84	0.00			497,696.18	0.00
Urals Stampings Plant OAO	159,468.16	97,426.65	8,841.78	5,942.01	317,158.61	9,444.43			9,577.78
Mechel Service OOO	314,016.87	58,133.27	3,367.67	0.00					61,525.20	17.62		0.00
Beloretsk Metallurgical Plant OAO	504,893.79	288,259.44	13,256.51	12,961.41	255,937.86	43,303.05			44,359.24	6,870.71
Mechel-Coke OOO	354,056.22	112,626.08	4,440.00	1,303.02	6,239.73	566.58			15,996.69
Southern Kuzbass OAO	753,294.41	481,099.33	1,017,089.35	312,843.35	15,182.79	5,110.27			441,251.69	271,097.68	4,818.27
Yakutugol Holding Company OAO	650,628.91	305,221.23	634,899.13	81,920.68	12,586.77	5,522.03			172,093.86	75,951.43	31,553.96	0.00
Korshunov Mining Plant OAO	499,896.34	411,041.27	606,704.82	462,652.16	5,797.70	1,197.42			114,854.63	23,751.99	106,884.25	0.00
Mechel Mining OАO	3,214.52								52.63
Mechel Carbon AG	543,972.31				85,783.89
Mechel-Trans OOO	4,897,236.11	4,291,048.22			13,134.57	3,192.17			25,723.26	24,660.92
Trade Port Posiet OAO	18,740.36	9,376.56	93,310.83	44,810.94	702.31	451.14			1,494.95	406.61
Mechel Energo OOO	1,270,927.64	1,228,120.55			10,815.04	10,107.84			23,001.09	21,788.62
Mechel OAO	142,472.47	24,257.25							1,091,472.03	87,675.29

TOTAL	18,482,351.28	13,208,819.79	2,849,617.29	1,294,163.29	1,228,732.10	78,894.93	0.00	0.00	2,499,099.25	512,220.87	143,256.48	0.00

Annex No.6

to Additional agreement

“Annex No. 12 to Credit Facility Agreement No. 227/12-В dated April 27, 2012”

COURT DECISIONS ON COLLECTING MONETARY FUNDS FROM THE BORROWER AND PARTIES LIABLE

LEGAL PROCEEDINGS

As of 15.12.2015

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
1	VTB Bank JSC	Southern Kuzbass OAO Yakutugol Holding Company OAO Mechel Mining ОАО	Arbitration	Arbitration court of Moscow		А40-84670/2015	Payment of monetary funds	RUR	1,882,095,725.51
2	Sberbank of Russia JSC	Southern Kuzbass OAO Yakutugol Holding Company OAO Mechel Mining ОАО Mechel OAO	Arbitration	Arbitration court of Moscow	22.12.2014	А40-159730/2014	Payment of monetary funds	RUR	436,213,084.38
3	Sberbank Leasing CJSC	Southern Kuzbass OAO Mechel Mining ОАО	Arbitration	Arbitration court of Moscow		А40-61208/2015	Payment of monetary funds	RUR	392,047,319.14
4	Sberbank of Russia JSC, Mechel-Trans OOO	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Novosibirsk Region	16.12.2014	А45-20227/2014	Payment of monetary funds	RUR	386,992.87

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
5	Sberbank Leasing CJSC	Southern Kuzbass OAO Mechel Mining OAO	Arbitration	Arbitration court of Moscow	10.07.2015	А40-140658/2014	Payment of monetary funds	RUR	285,614,695.48
6	Sberbank Leasing CJSC	Southern Kuzbass OAO	Arbitration	7th Arbitration Court of Appeal	16.09.2015	А45-6589/2015	Payment of monetary funds	RUR	24,068,790.82
7	Sberbank Leasing CJSC	Southern Kuzbass OAO	Arbitration	7th Arbitration Court of Appeal	10.07.2015	А45-18028/2014	Payment of monetary funds	RUR	14,546,451.02
8	Sberbank Leasing CJSC	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Novosibirsk Region	16.09.2015	А45- 6591/2015	Payment of monetary funds, transfer of property	RUR	9,090,903.05

Gas-separating complex, type MV-0,9

Mobile crushing tracked plant Gipobak В 1170 FDR

Car repair shop 489535

Tank NEFAZ-66062-10

Tank NEFAZ-66062-10

UKB-5S on chassis URAL-4320-1951-40

Forklift KOMATSU FD160E-8

											29,424,722.89 39,297,225.50 3,873,571.31 2,499,031.61 2,499,031.61 18,649,143.26 17,971,908.18

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
9	Sberbank Leasing CJSC	Southern Kuzbass OAO	Arbitration	7th Arbitration Court of Appeal	24.08.2015	А45-6321/2015	Payment of monetary funds, transfer of property	RUR	3,088,679.39

Loader Komatsu WA470-3

Shuttle bus NEFAZ-5299-11-33

Special bus NEFAZ-4208-11-13

Special bus NEFAZ-4208-11-13

Special bus NEFAZ-4208-11-13

Special bus NEFAZ-4208-11-13

Special bus NEFAZ-4208-11-13

Special bus NEFAZ-4208-11-13

Combined machine КО-829А1

Manlift KamAZ-65115-62 VS28К Tank NEFAZ-66065-10

Tank NEFAZ-66062-10

											8,820,899.07 3,878,215.08 2,609,511.97 2,609,511.97 2,609,511.97 2,609,511.97 2,609,511.97 2,609,511.97 1,825,768.45 4,741,413.10 2,629,519.55 2,396,662.60

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
10	Sberbank Leasing CJSC	Southern Kuzbass OAO	Arbitration	7th Arbitration Court of Appeal	21.09.2015	А45-6590/2015	Payment of monetary funds, transfer of property	RUR	1,634,725.34	Universal wheel bulldozer Kirovets K-702MBA-01-BKU Shovel truck front loader Kirovets 3060	6,459,727.64 7,191,571.36
11	RudService OOO	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region		А27-473/2015	Payment of monetary funds	RUR	2,497,390,826.52
12	UralMashZavod OAO	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	17.11.2015	А27-12382/2015	Payment of monetary funds	RUR	64,352,113.35
13	Modular degassing plants Research and Production Enterprise LLC	Southern Kuzbass OAO	Arbitration	7th Arbitration Court of Appeal	22.04.2015	А27-18607/2014	Payment of monetary funds	RUR	54,533,778.13
14	Administration of the Novokuznetsk Municipal District	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	28.04.2015	А27-12068/2014	Payment of monetary funds	RUR	9,951,570.96
15	Kurskrezinotekhinka JSC	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	On 14.11.2014 the debt was repaid	А35-7809/2014	Payment of monetary funds	RUR	45,949,215.12
16	Credimundi NVSA, member of CREDENDO GROUP	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	The case was dismissed by court order	А27-1875/2015	Payment of monetary funds	RUR	41,803,018.41

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
17	UralMashZavod OAO	Southern Kuzbass OAO	Arbitration	7th Arbitration Court of Appeal		А27-9546/2015	Payment of monetary funds	RUR	31,424,720.11
18	CORUM RUS OOO	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	On 01.09.2015 the debt was repaid	А27-7498/2015	Payment of monetary funds	RUR	21,605,285.00
19	BVS-Coal OOO	Southern Kuzbass OAO	Arbitration	7th Arbitration Court of Appeal	15.12.2014	А27-15748/2014	Payment of monetary funds	RUR	12,922,608.13
20	YurMP LLC	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	25.08.2014	А27-11397/2014	Payment of monetary funds	RUR	12,594,585.46
21	SAVEN ENTERPRISES LTD.	Southern Kuzbass OAO Tomusinsky Open-Pit Mine OAO	Arbitration	Arbitration court of the West Siberian District	14.09.2015	А27-18864/2013	Payment of monetary funds	RUR	16,405,374,386.40
22	RudService OOO	Southern Kuzbass OAO Tomusinsky Open-Pit Mine OAO	Arbitration	8th Arbitration Court of Appeal	05.08.2015	А27-24543/2014	Payment of monetary funds	RUR	7,039,874,653.28
23	RudService OOO	Southern Kuzbass OAO	Arbitration	7th Arbitration Court of Appeal	14.09.2015	А27-23415/2014	Payment of monetary funds	RUR	4,204,942,519.21
24	Sberbank of Russia JSC	Southern Kuzbass OAO Mechel Mining ОАО Korshunov Mining Plant OAO	Arbitration	9th Arbitration Court of Appeal	18.05.2015	А40-159790/2014	Payment of monetary funds	RUR	39,721,470.45
25	Caterpillar Financial LLC	Southern Kuzbass OAO	Arbitration	Arbitration court of Moscow		А40-128210/2015	Payment of monetary funds	USD	621,605.26

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
26	UralMashZavod PAO	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region		А27-16808/2015	Payment of monetary funds	USD	621,605.16
27	Sberbank of Russia PJSC	Southern Kuzbass OAO	Arbitration	Arbitration court of Moscow		А40-187416/2015	Payment of monetary funds	RUR	1,698,922,048.99
								USD	273,070,874.78
28	Sberbank of Russia PJSC	Southern Kuzbass OAO	Arbitration	Arbitration court of Moscow		А40-187451/15	Payment of monetary funds	USD	224,078,637.62
29	Sberbank of Russia PJSC	Southern Kuzbass OAO	Arbitration	Arbitration court of Moscow		А40-187413/2015	Payment of monetary funds	RUR	1,595,699,687.80
								USD	171,921,207.12
30	Sberbank of Russia PJSC	Southern Kuzbass OAO	Arbitration	Arbitration court of Moscow		А40-187412/2015	Payment of monetary funds	USD	50,979,848.86
31	ETK EnergoComplex OOO	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region		А27-14137/2015	Payment of monetary funds	RUR	10,293,932.38
32	Committee for Municipal Property Management of the Administration of Myskovskiy Urban District	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region		А27-20653/2015	Payment of monetary funds	RUR	35,194,297.19
33	Administration of the Novokuznetsk Municipal District	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region		А27-18784/2015	Payment of monetary funds	RUR	38,720,507.30
34	Committee for Municipal Property Management of the Administration of Myskovskiy Urban District	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region		А27-20722/2015	Payment of monetary funds	RUR	23,328,204.75

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
35	URALSIB Leasing Company OOO	Yakutugol Holding Company OAO	Arbitration	Arbitration court of Moscow	26.06.2015	А40-134589/14	Payment of monetary funds	RUR	130,188,247.19
36	Sberbank Leasing CJSC	Yakutugol Holding Company OAO Mechel Mining OAO	Arbitration	Arbitration court of Moscow	10.07.2015	А40-137923/14	Payment of monetary funds	RUR	297,618,381.75
37	Sberbank Leasing CJSC	Yakutugol Holding Company OAO	Arbitration	Arbitration court of Moscow	19.05.2015	А40-137934/14	Payment of monetary funds	RUR	143,963,494.09
38	Ural Heavy Machine Building Plant JSC	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	12.11.2014	А58-5636/14	Payment of monetary funds	RUR	15,875,947.15
39	Sberbank Leasing CJSC	Yakutugol Holding Company OAO Mechel Mining OAO	Arbitration	Arbitration court of Moscow	10.07.2015	А40-155735/14	Payment of monetary funds	USD	3,021,266.15
								RUR	998,074.82
40	Gornaya mekhanika LLC	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	07.04.2015	А58-7591/14	Payment of monetary funds	RUR	11,145,371.57
41	Committee of Land and Property Affairs of Neryungri District	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	07.05.2015	А58-7962/14	Payment of monetary funds	RUR	10,108,226.76

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
42	Weir Minerals RFZ OOO	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	17.04.2015	А58-8227/14	Payment of monetary funds	RUR	20,493,044.39
43	Ural Heavy Machine Building Plant JSC	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	16.02.2015	А58-8240/14	Payment of monetary funds	RUR	50,455,964.66
44	Ural Heavy Machine Building Plant JSC	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	26.05.2015	А58-1462/15	Payment of monetary funds	RUR	56,385,411.94
45	Sberbank Leasing CJSC	Yakutugol Holding Company OAO Mechel Mining OAO	Arbitration	Arbitration court of Moscow	12.10.2015	А40-61992/15	Payment of monetary funds, transfer of property	RUR	168,322,642.05	11 BelAZ dump truck	312,508,442.20
46	Sberbank Leasing CJSC	Yakutugol Holding Company OAO Mechel Mining OAO	Arbitration	Arbitration court of Moscow	10.09.2015	А40-62069/15	Payment of monetary funds, transfer of property	RUR	243,678,066.03	17 BelAZ dump truck	687,440,743.54
47	Fast Engineering OOO	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	02.07.2015	А58-2067/15	Payment of monetary funds	RUR	14,069,053.72
48	Eurasian Development Bank	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	17.09.2015	А58-2716/15	Payment of monetary funds	RUR	1,985,103,772.77
49	Ural Heavy Machine Building Plant JSC	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	22.09.2015	А58-3300/15	Payment of monetary funds	RUR	47,054,105.56
50	Sberbank Leasing CJSC	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	02.12.2014	А58-5879/14	Payment of monetary funds	RUR	2,827,465.04

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
51	Sberbank Leasing CJSC	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	15.06.2015	А58-1674/15	Payment of monetary funds, transfer of property	RUR	3,457,151.91	Frame-membrane hangar	16,846,082.31
52	Sberbank Leasing CJSC	Yakutugol Holding Company OAO	Arbitration	Arbitration court of Moscow	04.09.2015	А40-62071/15	Payment of monetary funds, transfer of property	RUR	189,214,984.18	40 BelAZ dump truck	509,264,012.51
53	Sberbank Leasing CJSC	Yakutugol Holding Company OAO Mechel Mining OAO	Arbitration	Arbitration court of Moscow	13.10.2015	А40-61374/15	Payment of monetary funds, transfer of property	USD	4,522,457.15	Cable tracked excavator	1,036,185,637.27
								RUR	4,154,085.26
54	Tomusinsky Open-Pit Mine OAO	Yakutugol Holding Company OAO	Arbitration	Arbitration court at Mechel OAO	On 09.10.2015 settlement agreement was concluded	ТС-202/2015	Payment of monetary funds	RUR	1,003,153,401.71
55	TekhStroyContract Management Company OOO	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	11.12.2014	А58-4792/14	Payment of monetary funds	RUR	369,449,433.66
56	Sberbank of Russia JSC	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)	03.11.2015	А58-3296/15	Payment of monetary funds	RUR	2,868,359.41
57	Uralsky Zavod Tyazhelogo Mashinostroyeniya Public Company	Yakutugol Holding Company OAO	Arbitration	Arbitration court of the Republic of Sakha (Yakutiya)		А58-5651/15	Payment of monetary funds	RUR	47,836,815.74
58	URALSIB Leasing Company OOO	Yakutugol Holding Company OAO	Arbitration	Arbitration court of Moscow		А40-186906/15	Payment of monetary funds	RUR	46,998,415.90

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
59	Eurasian Development Bank	Mechel Mining ОАО	Arbitration	Arbitration court of Moscow	Agreement was reached for peaceful dispute settlement.	А40-91254/2015	Payment of monetary funds	RUR	2,007,753,133.05
60	VTB Bank	Mechel Carbon AG	Arbitration				Payment of monetary funds	CHF	200,205,674.60	—	may not exceed the amount of net assets of MCAG
61	VTB Bank	Mechel Carbon AG	Arbitration				Payment of monetary funds	CHF	116,398,648.00	—	may not exceed the amount of net assets of MCAG
62	VRK-3 OAO	Mechel-Trans OOO	Arbitration	Arbitration court of Moscow		А40-211791/2014	Payment of monetary funds	RUR	26,332,051.73
63	JSC “Federal Freight”	Mechel-Trans OOO	Arbitration	Arbitration court of Moscow		А40-200849/2015	Payment of monetary funds	RUR	2,618,564,304.25
64	TITAN ZAO	Mechel-Trans OOO	Arbitration	Arbitration court of Moscow		А40-168295/2015	Payment of monetary funds	RUR	23,949,808.33
65	Sberbank of Russia PJSC	Mechel-Trans OOO	Arbitration	Arbitration court of Moscow	06.11.2015	А40-110111/2015	Payment of monetary funds	RUR	95,193,620.94
66	JSC “Federal Freight”	Mechel-Trans OOO	Arbitration	Arbitration court of Moscow		А40-211518/15	Payment of monetary funds	RUR	149,315,670.40

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
67	LenEnergo OAO	MECHEL- ENERGO OOO	Arbitration	13th Arbitration Court of Appeal	23.07.2015	А56-11904/2015	Payment of monetary funds	RUR	67,621,499.92
68	IDGC of Siberia OAO	MECHEL- ENERGO OOO	Arbitration	7th Arbitration Court of Appeal	07.09.2015	А27-2262/2015	Payment of monetary funds	RUR	20,575,981.13
69	IDGC of Siberia OAO	MECHEL- ENERGO OOO	Arbitration	8th Arbitration Court of Appeal	07.08.2015	А27-2508/2015	Payment of monetary funds	RUR	74,838,569.97
70	IDGC of Urals OAO	MECHEL- ENERGO OOO	Arbitration	18th Arbitration Court of Appeal	11.11.2015	А76-27348/2014	Payment of monetary funds	RUR	16,077,636.62
71	IDGC of Urals OAO	MECHEL- ENERGO OOO	Arbitration	Arbitration Court of the Chelyabinsk Region	29.10.2015	А76-17224/2015	Payment of monetary funds	RUR	123,708,988.42
72	JSC FGC UES	MECHEL- ENERGO OOO	Arbitration	9th Arbitration Court of Appeal	05.10.2015	А40-177728/2014	Payment of monetary funds	RUR	15,085,496.19
73	JSC FGC UES	MECHEL- ENERGO OOO	Arbitration	Arbitration court of Moscow		А40-193285/2015	Payment of monetary funds	RUR	138,809,018.70
74	NOVATEK-Chelyabinsk LLC	MECHEL- ENERGO OOO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-6033/2015	Payment of monetary funds	RUR	93,395,501.74
75	Teplosnab OOO	MECHEL- ENERGO OOO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-22803/2014	Payment of monetary funds	RUR	19,077,650.66
76	NOVATEK-Chelyabinsk LLC	MECHEL- ENERGO OOO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-24296/2015	Payment of monetary funds	RUR	71,137,417.15

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
77	NOVATEK-Chelyabinsk LLC	MECHEL- ENERGO OOO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-28920/2015	Payment of monetary funds	RUR	20,609,591.39
78	Cascade OOO	MECHEL- ENERGO OOO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-24332/2015	Payment of monetary funds	RUR	37,910,405.08
79	Magnesite Group OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-13233/2015	Payment of monetary funds	RUR	107,949,204.69
80	Magnesite Group OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-13232/2015	Payment of monetary funds	RUR	50,352,661.20
81	Magnesite Group OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-13235/2015	Payment of monetary funds	RUR	33,273,618.40
82	ZLATOUST METALLURGICAL PLANT OAO	CMP PAO	Arbitration	Arbitration court at Mechel OAO		ТС-196/2015	Payment of monetary funds	RUR	69,064,974.89
83	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	06.08.2015	А76-7253/2015	Payment of monetary funds	RUR	52,394,487.83
84	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	02.10.2015	А76-15092/2015	Payment of monetary funds	RUR	452,959,265.87
85	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	28.08.2015	А76-17388/2015	Payment of monetary funds	RUR	16,314,943.02
86	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	08.10.2015	А76-20626/2015	Payment of monetary funds	RUR	415,686,260.00

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
87	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	05.11.2015	А76-21576/2015	Payment of monetary funds	RUR	108,293,161.96
88	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	06.11.2015	А76-23195/2015	Payment of monetary funds	RUR	433,512,648.00
89	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	11.11.2015	А76-24300/2015	Payment of monetary funds	RUR	19,500,098.52
90	RTPK OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	23.10.2015	А76-13046/2015	Payment of monetary funds	RUR	20,007,987.86
91	Radioisotope devices OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	01.10.2015	А76-17422/2015	Payment of monetary funds	RUR	17,416,010.64
92	BKO Trading House OOO	CMP PAO	Arbitration	Arbitration Court of the Novgorod Region	09.09.2015	А44-4634/2015	Payment of monetary funds	RUR	10,298,831.88
93	Karelsky okatysh JSC	CMP PAO	Arbitration	Arbitration court of Moscow	19.11.2015	А40-115508/2015	Payment of monetary funds	RUR	86,891,141.06
94	Water Supply Production Association Municipal Unitary Enterprise	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-14307/2015	Payment of monetary funds	RUR	10,326,892.02
95	Triada OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	17.09.2015	А76-16624/2015	Payment of monetary funds	RUR	10,919,086.23

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
96	UralDomnoRemont- Yekaterinburg OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	29.10.2015	А76-16159/2015	Payment of monetary funds	RUR	62,978,488.83
97	UralDomnoRemont- Yekaterinburg OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	10.10.2015	А76-17705/2015	Payment of monetary funds	RUR	11,499,472.66
98	UralDomnoRemont- Yekaterinburg OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	09.12.2015	А76-24245/2015	Payment of monetary funds	RUR	28,845,692.75
99	Magnesite Montazh Service OOO (MMS OOO)	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-22597/2015	Payment of monetary funds	RUR	43,375,651.99
100	Magnesite Montazh Service OOO (MMS OOO)	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	10.12.2015	А76-18310/2015	Payment of monetary funds	RUR	31,042,051.96
101	SantekhSistemyService OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	25.09.2015	А76-18888/2015	Payment of monetary funds	RUR	9,148,360.53
102	SantekhSistemyService OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	02.11.2015	А76-20367/2015	Payment of monetary funds	RUR	14,330,163.66
103	Chelyabinsk Municipal Thermal Networks Municipal Unitary Enterprise	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-19893/2015	Payment of monetary funds	RUR	10,581,604.98
104	Russian Mining Chemical Company OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-22604/2015	Payment of monetary funds	RUR	36,399,328.23

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
105	Fortum JSC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-22928/2015	Payment of monetary funds	RUR	21,770,070.24
106	LomTorg OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-23207/2015	Payment of monetary funds	RUR	21,343,450.86
107	Minmetals	CMP PAO	Arbitration	Arbitration Court of Stockholm		V2014/162	Payment of monetary funds	RUR	299,489,403.00
								USD	136,785,197.00
108	VTB-Factoring OOO	Mechel- Service OOO CMP PAO	Arbitration	Arbitration court of Moscow	On 26.08.2015 the court approved settlement agreement	А40-175773/2014	Payment of monetary funds	RUR	954,287,975.60
109	Sberbank of Russia JSC	CMP PAO Izhstal OAO	Arbitration	Arbitration Court of the Republic of Udmurtiya		А71-8039/2015	Payment of monetary funds	RUR	24,746,311.99
110	SpetsStroy-2 ZAO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	10.12.2015	А76-24082/2015	Payment of monetary funds	RUR	10,512,342.66
111	UralDomnoRemont- Yekaterinburg OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-25134/2015	Payment of monetary funds	RUR	24,461,000.22
112	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	03.12.2015	А76-25589/2015	Payment of monetary funds	RUR	21,027,961.16

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
113	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region	03.12.2015	А76-25891/2015	Payment of monetary funds	RUR	527,040,279.68
114	A.V. Baglyukov sole trader	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-26453/2015	Payment of monetary funds	RUR	28,504,477.38
115	Ye.F. Kharisova sole trader	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-26463/2015	Payment of monetary funds	RUR	29,708,757.08
116	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-27755/2015	Payment of monetary funds	RUR	20,019,678.29
117	Vesuvius	CMP PAO	Arbitration	Arbitration Court of Stockholm	13.11.2015	V2015/029	Payment of monetary funds	EUR	784,000.00
118	Ural Heavy Machine Building Plant PAO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-29001/2015	Payment of monetary funds	RUR	43,313,949.75
119	NOVATEK-Chelyabinsk LLC	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-28415/2015	Payment of monetary funds	RUR	611,721,422.46
120	UralDomnoRemont- Yekaterinburg OOO	CMP PAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-28619/2015	Payment of monetary funds	RUR	28,540,268.96
121	Nord Development OOO	Mechel- Service OOO	Arbitration	Arbitration court of Moscow	02.12.2015	А40-149724/2015	Payment of monetary funds	RUR	28,125,000.00
122	Sudostroitelny Bank Commercial Bank OOO	Mechel- Service OOO	Arbitration	Arbitration court of Moscow		А40-31510/2015	Payment of monetary funds	RUR	100,000,000.00

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
123	SAVEN ENTERPRISES LTD.	Mechel OAO Tomusinsky Open-Pit Mine OAO Calridge Ltd. Armolink Ltd.Bellasis Holdings Ltd. Methol OOO Mechel Mining OAO Mechel Mining Management Company OOO Southern Kuzbass OAOI.V. Zyuzin	Arbitration	The court of Nicosia (Cyprus)			Payment of monetary funds	USD	781,000,000.00
124	RPFB PROJECT FINANCE LTD	Mechel OAO	Arbitration	Arbitration court of Moscow	25.02.2015	А40-126879/14	Payment of monetary funds	RUR	752,006,886.37
125	RudService OOO	Southern Kuzbass OAO Mechel Mining OAO Mechel OAO	Arbitration	Arbitration Court of the Kemerovo Region	22.10.2015 proceedings have been suspended	А27-6966/2015	Payment of monetary funds	RUR	9,283,229,370.00
126	Russky torgovo-promyshlenny bank JSC	Mechel OAO Yakutugol Holding Company OAO	Arbitration	Arbitration court of Moscow		А40-82279/2015	Redemption of bonds and payment of funds	RUR	51,570,000.00
127	VTB Bank JSC	Mechel OAO	Arbitration	Arbitration court of Moscow	05.12.2014	А40-155575/2014	Payment of monetary funds	RUR	2,990,304,446.21
128	VTB Bank JSC	Mechel OAO	Arbitration	Arbitration court of Moscow	09.04.2015	А40-15381/2015	Payment of monetary funds	RUR	50,182,475,827.01

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
129	VTB Bank JSC	Mechel OAO	Arbitration	Arbitration court of Moscow		А40-77882/2015	Payment of monetary funds	RUR	2,600,000,000.00
130	VTB Bank JSC VTB Capital Plc	2 claims against Mechel Carbon AG, 2 claims against Мechel Carbon Singapore Pte. Ltd., 2 claims against Yakutugol Holding Company OAO 2 claims against Southern Kuzbass OAO, 2 claims against Mechel OAO, 2 claims against Mechel Mining OAO, 2 claims against Korshunov Mining Plant OAO	Arbitration	London arbitration (LMAS)			Payment of monetary funds	USD	32,497,409.68
131	VTB Bank JSC	Mechel OAO Skyblock Limited	Arbitration	The London Court of International Arbitration			Payment of monetary funds	USD	101,912,000.00
132	Sberbank of Russia JSC	Mechel OAO CMP PAO Mechel-Trans OOO Mechel- Service OOO Bratsk Ferroalloy Plant OOO	Arbitration	Arbitration court of Moscow	07.04.2015	А40-158988/2014	Payment of monetary funds	RUR	394,383,061.77

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
133	Sberbank of Russia JSC	Mechel OAO CMP PAO Mechel-Trans OOO Mechel- Service OOO Bratsk Ferroalloy Plant OOO Mechel Trading AG	Arbitration	Arbitration court of Moscow	03.08.2015	А40-159766/2014	Payment of monetary funds	USD	392,967.88
134	Sberbank of Russia JSC	Southern Kuzbass OAO Mechel Mining OAO Yakutugol Holding Company OAO Mechel OAO	Arbitration	Arbitration court of Moscow	02.04.2015	А40-159782/2014	Payment of monetary funds	RUR	174,501,763.94
								USD	2,928,916.45
135	Sberbank of Russia JSC	Southern Kuzbass OAO Mechel Mining OAO Yakutugol Holding Company OAO Mechel OAO	Arbitration	Arbitration court of Moscow	25.05.2015	А40-25992/2015	Payment of monetary funds	USD	6,017,133.00
								RUR	6,857,625.00
136	Sberbank of Russia JSC	Southern Kuzbass OAO Mechel Mining OAO Yakutugol Holding Company OAO Mechel OAO Mechel-Trans OOO Bratsk Ferroalloy Plant OOO	Arbitration	Arbitration court of Moscow	11.06.2015	А40-47254/2015	Payment of monetary funds	RUR	559,217.68
								USD	683,744.62

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
137	Sberbank of Russia JSC	CMP PAO Mechel- Service OOO Mechel OAO Mechel-Trans OOO Bratsk Ferroalloy Plant OOO	Arbitration	Arbitration court of Moscow	20.07.2015	А40-83634/2015	Payment of monetary funds	RUR	3,783,276,943.09
138	Sberbank of Russia JSC	CMP PAO Mechel- Service OOO Mechel OAO Mechel-Trans OOO Bratsk Ferroalloy Plant OOO Mechel Traiding AG	Arbitration	Arbitration court of Moscow		А40-86346/2015	Payment of monetary funds	USD	6,576,447.60
139	Sberbank of Russia JSC	Mechel OAO Bratsk Ferroalloy Plant OOO	Arbitration	Arbitration Court of the Irkutsk Region	28.09.2015	А19-9461/2015	Payment of monetary funds	RUR	37,132,782.39
140	Sberbank of Russia JSC	Bratsk Ferroalloy Plant OOO Mechel- Service OOO Mechel-Trans OOO Mechel OAO	Arbitration	Arbitration court of Moscow		А40-135744/2015	Payment of monetary funds	RUR	24,600,309.99
141	Bank of China (ELOS) Joint Stock Commercial Bank	Mechel OAO	Arbitration	Arbitration court of Moscow	02.09.2015 (settlement agreement was approved)	А40-116491/2015	Payment of monetary funds	RUR	54,715,172.45
142	Sberbank Leasing CJSC	Mechel Materials OOO Mechel OAO	Arbitration	Arbitration Court of the Sverdlovsk Region	09.10.2015	А60-15135/2015	Payment of monetary funds	RUR	2,091,831.16

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
143	Sberbank Leasing CJSC	Mechel Materials OOO Mechel OAO	Arbitration	Arbitration Court of the Sverdlovsk Region	16.09.2015	А60-15125/2015	Payment of monetary funds, return of the leasing subject	RUR	124,249.08	Front loader LIUGONG CLG 856	is not on the balance sheet
144	Sberbank Leasing CJSC	Mechel Materials OOO Mechel OAO	Arbitration	Arbitration Court of the Sverdlovsk Region	16.09.2015	А60-15137/2015	Payment of monetary funds	RUR	7,676.83
145	Sberbank Leasing CJSC	Mechel Materials OOO Mechel OAO	Arbitration	Arbitration Court of the Sverdlovsk Region	31.08.2015	А60-15218/2015	Payment of monetary funds, return of the leasing subject	RUR	337,843.87	Tractor Т-20.01KBR-1	is not on the balance sheet
146	Sberbank Leasing CJSC	Mechel Materials OOO Mechel OAO	Arbitration	Arbitration Court of the Sverdlovsk Region	26.08.2015	А60-15110/2015	Payment of monetary funds, return of the leasing subject	RUR	8,186,877.55	Equipment for slag processing - 2 complexes	is not on the balance sheet
147	Sberbank Leasing CJSC	Mechel Materials OOO Mechel OAO	Arbitration	Arbitration Court of the Sverdlovsk Region	31.08.2015	А60-15124/2015	Payment of monetary funds, return of the leasing subject	RUR	682,979.37	Jumper bit DX1800 Terminator	is not on the balance sheet
148	Sberbank Leasing CJSC	Mechel Materials OOO Mechel OAO	Arbitration	Arbitration Court of the Sverdlovsk Region	07.09.2015	А60-15126/2015	Payment of monetary funds, return of the leasing subject	RUR	524,254.91	Loading machine TEREX-FUCHS MHL 331	is not on the balance sheet
149	Caterpillar Financial LLC	Mechel Materials OOO Mechel OAO	Arbitration	Arbitration court of Moscow	13.10.2015	А40-128231/2015	Payment of monetary funds	USD	22,169.21
								RUR	44,793.03

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
150	Caterpillar Financial LLC	Mechel Engineering OOO Mechel OAO	Arbitration	Arbitration court of Moscow	Main debt is repaid prior to the court decision. Amount of recovered penalty is reduced by 50%.	А40-128207/2015	Payment of monetary funds	RUR	17,667,990.08
151	Sberbank of Russia JSC	Mechel OAO	Arbitration	Arbitration court of Moscow	30.10.2015 (proceedings in the case were stopped in connection with the claimant’s refusal of the claim)	А40-157278/2015	Payment of monetary funds	RUR	3,398,821.79
152	Gradostroy DSK ZAO	Urals Stampings Plant OAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-2644/2015	Payment of monetary funds	RUR	3,080,161.09
153	I-Com OOO	Urals Stampings Plant OAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-18889/2015	Payment of monetary funds	RUR	1,083,577.48

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
154	Gazprom Raspredeleniye Chelyabinsk JSC	Urals Stampings Plant OAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-19372/2015	Payment of monetary funds	RUR	1,719,413.34
155	NOVATEK-Chelyabinsk LLC	Urals Stampings Plant OAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-22474/2015	Payment of monetary funds	RUR	16,121,212.70
156	Gazprom Raspredeleniye Chelyabinsk JSC	Urals Stampings Plant OAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-23130/2015	Payment of monetary funds	RUR	1,784,037.48
157	Gazprom Raspredeleniye Chelyabinsk JSC	Urals Stampings Plant OAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-25675/2015	Payment of monetary funds	RUR	1,745,890.52
158	Compressor Machines OOO	Urals Stampings Plant OAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-25224/2015	Payment of monetary funds	RUR	2,409,402.76
159	TPK MASTER OOO	Chelyabinsk Branch of Urals Stampings Plant OAO	Arbitration	Arbitration Court of the Chelyabinsk Region		А76-18850/2015	Payment of monetary funds	RUR	1,130,837.52
160	A&T Group OOO	Korshunov Mining Plant OAO	Arbitration	Arbitration court of the Altay Territory	12.12.2014	А03-13799/2013	Payment of monetary funds	RUR	14,489,781.78
161	Radian Management Company LLC	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	14.03.2014	А19-17730/2013	Payment of monetary funds	RUR	10,170,374.30
162	Engineering Komplekt OOO	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	29.04.2015	А19-986/2015	Payment of monetary funds	RUR	15,295,922.35
163	Vesta Steel OOO	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	02.06.2014	А19-6588/2014	Payment of monetary funds	RUR	29,942,841.12

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
164	Mining Solutions ZAO	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	06.05.2015	А19-418/2015	Payment of monetary funds	RUR	10,057,154.87
165	Mining Machines ZAO	Korshunov Mining Plant OAO	Arbitration	Arbitration court of Moscow	25.05.2015	А40-36821/2015	Payment of monetary funds	RUR	13,165,907.82
166	Cosmo-Sib OOO	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Novosibirsk Region	22.06.2015	А45-8694/2015	Payment of monetary funds	RUR	22,513,571.46
167	Remelectro OOO	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	01.09.2015	А19-10842/2015	Payment of monetary funds	RUR	11,766,332.11
168	Sberbank Leasing CJSC	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	18.12.2014	А19-14255/2014	Payment of monetary funds	RUR	14,588,314.62
169	Sberbank Leasing CJSC	Korshunov Mining Plant OAO Mechel Mining ОАО	Arbitration	Arbitration court of Moscow	30.06.2015	А40-140652/14	Payment of monetary funds	RUR	80,912,465.14
170	Sberbank Leasing CJSC	Korshunov Mining Plant OAO	Arbitration	Arbitration court of Moscow	18.02.2015	А40-140664/2014	Payment of monetary funds	RUR	29,993,081.59
171	Sberbank Leasing CJSC	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	29.12.2014	А19-16300/2014	Payment of monetary funds	RUR	4,579,517.50
172	Sberbank Leasing CJSC	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	28.09.2015	А19-4862/2015	Payment of monetary funds, transfer of property	RUR	4,091,784.73	Mill MShR-36Х50	is not on the balance sheet
173	Sberbank Leasing CJSC	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	02.06.2015	А19-4930/2015	Payment of monetary funds, transfer of property	RUR	1,152,894.07	Pump 1GRT 4000/71	is not on the balance sheet
174	Sberbank Leasing CJSC	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	25.06.2015	А19-4864/2015	Payment of monetary funds, transfer of property	RUR	2,744,264.55	Grab crane, lifting capacity of 20 tons	22,927,222.21

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
175	Sberbank Leasing CJSC	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	10.11.2015	А19-4863/2015	Payment of monetary funds, transfer of property	RUR	5,901,065.64	Mill MShR-36Х50	is not on the balance sheet
176	Sberbank Leasing CJSC	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	28.09.2015	А19-4865/2015	Payment of monetary funds, transfer of property	RUR	3,921,260.53	Rod mill MSTs-32x45	is not on the balance sheet
177	Sberbank Leasing CJSC	Korshunov Mining Plant OAO	Arbitration	Arbitration Court of the Irkutsk Region	16.10.2015	А19-4866/2015	Payment of monetary funds, transfer of property	RUR	4,870,788.02	Rod mill MSTs-32x45	is not on the balance sheet
178	Sberbank Leasing CJSC	Korshunov Mining Plant OAO	Arbitration	Arbitration court of Moscow	26.10.2015	А40-61412/2015	Payment of monetary funds, transfer of property	RUR	35,247,226.69	Dump truck BelAZ-75131 PSM: ТС 376174	34,951,367.60
										Dump truck BelAZ-75131 PSM: ТС 376170	33,822,165.43
										Dump truck BelAZ-75131 PSM: ТС 011510	20,625,106.29
										Dump truck BelAZ-75131 PSM: ТС 011507	19,312,226.41
										Dump truck BelAZ-75131 PSM: ТС 011511	19,317,334.34
										Dump truck BelAZ-75131 PSM: ТС 011508	15,276,070.73
179	Sberbank Leasing CJSC	Korshunov Mining Plant OAO Mechel Mining ОАО	Arbitration	Arbitration court of Moscow	26.10.2015	А40-61418/2015	Payment of monetary funds, transfer of property	RUR	63,815,768.81	Dump truck BelAZ-75131 - 2 pcs., Dump truck BelAZ-75131 - 4 pcs.	is not on the balance sheet

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
180	Sberbank Leasing CJSC	Korshunov Mining Plant OAO Mechel Mining ОАО	Arbitration	Arbitration court of Moscow	18.09.2015	А40-62474/2015	Payment of monetary funds, transfer of property	RUR	47,555,587.55	Motor grader JOHN DEERE 872G - 2 pcs.	is not on the balance sheet
										Dump truck BelAZ-75131 PSM: ТС 789566	27,852,225.84
										Dump truck BelAZ-75131 PSM: ТС 789772	31,151,053.29
										Dump truck BelAZ-75131 PSM: ТС 376076	31,540,997.63
										Dump truck BelAZ-75131 PSM: ТС 789565	31,262,927.44
181	Caterpillar Financial LLC	Korshunov Mining Plant OAO	Arbitration	Arbitration court of Moscow		А40-147639/2015	Payment of monetary funds, transfer of property	RUR	7,434,658.49	Bulldozer CAT D9R	is not on the balance sheet
182	Sberbank of Russia JSC	Mechel OAO Bratsk Ferroalloy Plant OOO CMP PAO Mechel-Trans OOO Mechel Service OOO	Arbitration	Arbitration court of Moscow	24.02.2015	А40-159753/14	Payment of monetary funds	RUR	20,763,178.98
183	Sberbank of Russia JSC	Bratsk Ferroalloy Plant OOO Mechel-Trans OOO	Arbitration	Arbitration court of Moscow	30.10.2015	А40-110036/2015	Payment of monetary funds	RUR	6,454,922.32

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
184	Sberbank of Russia JSC	Bratsk Ferroalloy Plant OOO Mechel OAO	Arbitration	Arbitration court of the Irkustsk Region	21.01.2015	А19-16095/2014	Payment of monetary funds	RUR	352,407.68
185	Committee for Municipal Property Management of the Interdistrict Department of Mezhdurechensky Urban District	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	the debt is partially repaid in the amount of 9,807,368.75	А27-24380/2015	Payment of monetary funds	RUR	42,873,857.09
186	Committee for Municipal Property Management of the Interdistrict Department of Mezhdurechensky Urban District	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	the debt is partially repaid in the amount of 20,350,409.34	А27-24338/2015	Payment of monetary funds	RUR	88,429,325.09
187	Committee for Municipal Property Management of the Interdistrict Department of Mezhdurechensky Urban District	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	the debt is partially repaid in the amount of 14,464,000.00	А27-24548/2015	Payment of monetary funds	RUR	104,377,512.46
188	Committee for Municipal Property Management of the Interdistrict Department of Mezhdurechensky Urban District	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	the debt is partially repaid in the amount of 3,582,840.62	А27-24376/2015	Payment of monetary funds	RUR	14,776,479.01

			Type of decision				Type of collection (payment of monetary funds,		Amount of the claim under the decision
Item No.	Plaintiff	Defendant	(court/arbitration/ administrative)	Body that made the decision	Date of decision	Number of decision	transfer of property, etc.)	Currency	Monetary funds	Type of property	Book value of property
189	Committee for Municipal Property Management of the Interdistrict Department of Myskovskiy Urban District	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	the debt is partially repaid in the amount of 288,670.11	А27-24666/2015	Payment of monetary funds	RUR	23,040,384.81
190	Committee for Municipal Property Management of the Interdistrict Department of Myskovskiy Urban District	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	the debt is partially repaid in the amount of 3,300,000.00	А27-24670/2015	Payment of monetary funds	RUR	34,705,250.84
191	Uralsky Zavod Tyazhelogo Mashinostroyeniya Public Company	Southern Kuzbass OAO	Arbitration	Arbitration Court of the Kemerovo Region	30.11.2015	А27-19069/2015	Payment of monetary funds	RUR	19,305,274.58
192	Caterpillar Financial LLC	Yakutugol Holding Company OAO Mechel OAO	Arbitration	Arbitration court of Moscow		А40-134903/15	Payment of monetary funds	USD	2,294,580.25
EUR									266,591.72
193	Department of Rosprirodnadzor	Beloretsk Metallurgical Plant OAO	Arbitration	Arbitration court of the Republic of Bashkortostan	19.06.2015	А07-1681/2015	Payment of monetary funds	RUR	195,269,579.30

							TOTAL	CHF	316,604,322.60

							TOTAL	EUR	1,050,591.72

							TOTAL	RUR	123,759,051,490.22

							TOTAL	USD	1,799,948,067.79

							TOTAL	RUR	272,793,809,843.93

Exchange Rate of the Central Bank of the Russian Federation as of 15.12.2015
CHF	71.2360
EUR	76.9659
USD	70.2244

BANKRUPTCY

As of 15.12.2015

Item No.	Plaintiff	Defendant	Bankruptcy case number	Currency	Claim amount	Date of the next hearing
1	Radian Management Company LLC	Korshunov Mining Plant OAO		RUR	10,140,374.30	Accrued as of 29.12.2015
2	Sanesta-Metal LLC	Korshunov Mining Plant OAO		RUR	1,321,277.18	Not appointed
3	EKG Servis Holding LLC	Korshunov Mining Plant OAO		RUR	8,166,170.44	Not appointed
4	ATI Plant JSC	Korshunov Mining Plant OAO		RUR	51,130.37	Not appointed
5	Teplovoz-RemServis LLC	Korshunov Mining Plant OAO		RUR	2,884,071.64	Not appointed
6	Energy Resources Management Systems CJSC	Korshunov Mining Plant OAO		RUR	1,392,077.41	Not appointed
7	Ural Mining Equipment Plant LLC	Korshunov Mining Plant OAO		RUR	9,180,755.74	Not appointed
8	EZTM-Marketing LLC	Korshunov Mining Plant OAO		RUR	3,376,567.93	Not appointed
9	Diabaz Karyer LLC	Korshunov Mining Plant OAO		RUR	3,972,674.62	Not appointed
10	Iskra Krasnoyarsk Design Bureau JSC	Korshunov Mining Plant OAO		RUR	239,120.62	Not appointed
11	Aleksandrovsky Trading House LLC	Korshunov Mining Plant OAO		RUR	151,144.39	Not appointed
12	Mitsar PKF OOO	Korshunov Mining Plant OAO		RUR	2,911,689.83	Not appointed
13	SZEMO Elektromashina LLC	Korshunov Mining Plant OAO		RUR	911,718.00	Not appointed
14	Elektromash JSC	Korshunov Mining Plant OAO		RUR	840,682.68	Not appointed
15	Podyemnik LLC	Korshunov Mining Plant OAO		RUR	390,804.08	Not appointed
16	Promeksim LLC	Korshunov Mining Plant OAO		RUR	15,188,000.87	Not appointed
17	Avangard ZVL LLC	Korshunov Mining Plant OAO		RUR	658,751.44	Not appointed
18	Pervaya Gornaya kompaniya LLC	Korshunov Mining Plant OAO		RUR	956,540.53	Not appointed
19	Voskresensk BelAZ-servis LLC	Korshunov Mining Plant OAO		RUR	1,026,385.23	Not appointed
20	DALKOS LLC	Korshunov Mining Plant OAO		RUR	181,589.82	Not appointed
21	KhimEksport Trade Company LLC	Korshunov Mining Plant OAO		RUR	704,380.00	Not appointed
22	Cheboksarsky Elektroapparat CJSC	Korshunov Mining Plant OAO		RUR	829,003.60	Not appointed
23	Electrical Fitting Plant JSC	Korshunov Mining Plant OAO		RUR	392,677.11	Not appointed
24	EspaSa LLC”	Korshunov Mining Plant OAO		RUR	511,043.50	Not appointed
25	BelazSpetsServis CJSC	Korshunov Mining Plant OAO		RUR	5,997,181.36	Not appointed

Item No.	Plaintiff	Defendant	Bankruptcy case number	Currency	Claim amount	Date of the next hearing
26	KROK incorporated CJSC	Korshunov Mining Plant OAO		RUR	1,075,402.87	Not appointed
27	Star-Dizel LLC	Korshunov Mining Plant OAO		RUR	1,264,317.91	Not appointed
28	Electrical Fitting Plant JSC	Korshunov Mining Plant OAO		RUR	392,677.11	Not appointed
29	MPS-Tekhno Trading House LLC”	Korshunov Mining Plant OAO		RUR	872,890.10	Not appointed
30	Instroy LLC	Korshunov Mining Plant OAO		RUR	4,517,563.30	Not appointed
31	Penopolyuretan LLC	Korshunov Mining Plant OAO		RUR	961,872.11	Not appointed
32	Ural Mining Equipment Plant LLC	Korshunov Mining Plant OAO		RUR	4,684,883.27	Not appointed
33	VestaStal LLC	Korshunov Mining Plant OAO		RUR	29,942,841.12	Not appointed
34	Gornye Tekhnologii CJSC	Korshunov Mining Plant OAO		RUR	2,965,891.41	Not appointed
35	Atlantik LLC”	Korshunov Mining Plant OAO		RUR	2,595,769.70	Not appointed
36	TradeService LLC	Korshunov Mining Plant OAO		RUR	1,072,641.21	Not appointed
37	RegionPromServis LLC	Korshunov Mining Plant OAO		RUR	1,458,446.96	Not appointed
38	Transmetallsnab CJSC	Korshunov Mining Plant OAO		RUR	3,955,176.70	Not appointed
39	KODA PKF LLC	Korshunov Mining Plant OAO		RUR	1,680,957.81	Not appointed
40	First Kemerovo Automobile Repair Plant JSC	Korshunov Mining Plant OAO		RUR	531,463.90	Not appointed
41	Finansovo-Promyshlennaya Kompaniya CJSC	Korshunov Mining Plant OAO		RUR	1,281,380.31	Not appointed
42	Region-SMT Company LLC”	Korshunov Mining Plant OAO		RUR	2,575,578.11	Not appointed
43	KholdingTekhMontazh Tsentr LLC”	Korshunov Mining Plant OAO		RUR	704,402.48	Not appointed
44	Geosvip-Tegeler OOO	Korshunov Mining Plant OAO		RUR	2,465,011.60	Not appointed
45	ShelTrade LLC	Korshunov Mining Plant OAO		RUR	3,558,599.25	Not appointed
46	Promstroyelektro LLC	Korshunov Mining Plant OAO		RUR	1,438,001.84	Not appointed
47	Kapitan LLC	Korshunov Mining Plant OAO		RUR	432,994.20	Not appointed
48	Sberbank Leasing CJSC	Korshunov Mining Plant OAO		RUR	49,146,384.97	Not appointed
49	IvVtror Tekstil LLC	Korshunov Mining Plant OAO		RUR	384,893.45	Not appointed
50	IPO Production Association TD CJSC	Korshunov Mining Plant OAO		RUR	5,025,690.28	Not appointed
51	Severskaya Trubnaya kompaniya LLC	Korshunov Mining Plant OAO		RUR	2,522,549.87	Not appointed
52	PromTekhSnab LLC	Korshunov Mining Plant OAO		RUR	8,981,372.70	Not appointed
53	Consulting and Outsoursing Systems LLC	Korshunov Mining Plant OAO		RUR	501,051.34	Not appointed
54	Barnaul Asbestos Products Plant JSC	Korshunov Mining Plant OAO		RUR	516,636.69	Not appointed

Item No.	Plaintiff	Defendant	Bankruptcy case number	Currency	Claim amount	Date of the next hearing
55	Uralneftservis CJSC	Korshunov Mining Plant OAO		RUR	3,198,840.20	Not appointed
56	Sava Servis Firma LLC	Korshunov Mining Plant OAO		RUR	323,423.00	Not appointed
57	TransMash RS OOO	Korshunov Mining Plant OAO		RUR	4,072,364.33	Not appointed
58	Megapolis LLC	Korshunov Mining Plant OAO		RUR	6,145,483.12	Not appointed
59	SpetsOborudovaniye Market OOO	Korshunov Mining Plant OAO		RUR	418,522.81	Not appointed
60	Electrotechnical company Adelaide+ ZAO	Korshunov Mining Plant OAO		RUR	1,007,303.54	Not appointed
61	Hydromash Trading House ZAO	Korshunov Mining Plant OAO		RUR	2,770,198.00	Not appointed
62	Gornye Mashiny JSC	Korshunov Mining Plant OAO		RUR	13,165,907.82	Not appointed
63	Remelectro OOO	Korshunov Mining Plant OAO		RUR	11,176,300.38	Not appointed
55	Yuzhny Liteyny Zavod LLC	Korshunov Mining Plant OAO		RUR	1,429,647.33	Not appointed
56	Vostok Trans Servis LLC	Yakutugol Holding Company OAO		RUR	644,348.08	Accrued as of 30.12.2015
57	RESINOTEKHNIKA CJSC	Yakutugol Holding Company OAO		RUR	3,936,591.54	Not appointed
58	UNKOMTEKH Trading House LLC	Yakutugol Holding Company OAO		RUR	1,298,872.22	Not appointed
59	Ural Mining Equipment Plant LLC	Yakutugol Holding Company OAO		RUR	2,265,695.81	Not appointed
60	Kamsky Kabel LLC	Yakutugol Holding Company OAO		RUR	9,870,093.95	Not appointed
61	Borovichsky Refractories Plant JSC	Yakutugol Holding Company OAO		RUR	1,093,356.07	Not appointed
62	HYDROMONTAZHKOMPLEKT NORTH-WESTERN ELECTROMECHANICAL ASSOCIATION ZAO	Yakutugol Holding Company OAO		RUR	941,371.55	Not appointed
63	Truboprovodnye sistemy LLC	Yakutugol Holding Company OAO		RUR	391,804.47	Not appointed
64	Energotekhservis Construction Company LLC	Yakutugol Holding Company OAO		RUR	1,852,530.15	Not appointed
65	Tyumen Steelworks Plant LLC	Yakutugol Holding Company OAO		RUR	4,076,000.00	Not appointed
66	Rostovsky zavod Energoagregat LLC	Yakutugol Holding Company OAO		RUR	5,570,243.76	Not appointed
67	STIL-Garant LLC	Yakutugol Holding Company OAO		RUR	171,156.00	Not appointed
68	MSK-servis LLC	Yakutugol Holding Company OAO		RUR	1,391,688.71	Not appointed
69	Kvartz LLC	Yakutugol Holding Company OAO		RUR	6,022,311.11	Not appointed
70	Poligraff Company LLC	Yakutugol Holding Company OAO		RUR	1,755,250.00	Not appointed
71	Avangard-spetsodezhda LLC	Yakutugol Holding Company OAO		RUR	2,389,763.95	Not appointed
72	Kuzbasslegprom LLC	Yakutugol Holding Company OAO		RUR	544,578.29	Not appointed

Item No.	Plaintiff	Defendant	Bankruptcy case number	Currency	Claim amount	Date of the next hearing
73	Resourse Invest Oil LLC	Yakutugol Holding Company OAO		RUR	5,633,360.48	Not appointed
74	Neftebazstroy CJSC	Yakutugol Holding Company OAO		RUR	1,260,863.19	Not appointed
75	KMPK Trading House LLC	Yakutugol Holding Company OAO		RUR	426,240.15	Not appointed
76	Ural Production Company LLC	Yakutugol Holding Company OAO		RUR	638,880.50	Not appointed
77	DALKOS LLC	Yakutugol Holding Company OAO		RUR	1,491,995.50	Not appointed
78	Kompaniya PromTekhSnab CJSC	Yakutugol Holding Company OAO		RUR	798,863.39	Not appointed
79	Breaking, Sealing and Heat Insulation Products Plant JSC	Yakutugol Holding Company OAO		RUR	320,195.26	Not appointed
80	Okhrana FSUE of the Ministry of Internal Affairs of the Russian Federation	Yakutugol Holding Company OAO		RUR	3,954,201.58	Not appointed
81	Vostok-Servis-Amur CJSC	Yakutugol Holding Company OAO		RUR	214,361.33	Not appointed
82	Tekhnologii Gornogo Machinostroyeniya LLC	Yakutugol Holding Company OAO		RUR	3,375,542.09	Not appointed
83	Crane Low Voltage Equipment Plant LLC	Yakutugol Holding Company OAO		RUR	337,289.18	Not appointed
84	Iskra Krasnoyarsk Design Bureau JSC	Yakutugol Holding Company OAO		RUR	3,318,226.18	Not appointed
85	Rost-Stroy LLC	Yakutugol Holding Company OAO		RUR	2,066,175.92	Not appointed
86	IP Anisiy Anisievich Alekseyev	Yakutugol Holding Company OAO		RUR	518,660.65	Not appointed
87	KaragandaRezinotekhnika TOO	Yakutugol Holding Company OAO		RUR	1,507,169.14	Not appointed
88	Elga LLC	Yakutugol Holding Company OAO		RUR	14,726,040.96	Not appointed
89	Krona-KS LLC	Yakutugol Holding Company OAO		RUR	460,327.10	Not appointed
90	Avtotekhsnab DV LLC	Yakutugol Holding Company OAO		RUR	2,314,976.63	Not appointed
91	Korund LLC	Yakutugol Holding Company OAO		RUR	305,834.65	Not appointed
92	Khimuglemet CJSC	Yakutugol Holding Company OAO		RUR	170,159.92	Not appointed
93	Federal Government Institution “Detachment 7 of the Federal Fire-Fighting Service of the Republic of Sakha (Yakutia)”	Yakutugol Holding Company OAO		RUR		Not appointed. Settlement agreement is concluded - 13,173,273.00
94	Strategiya Research, Development and Production Association LLC	Yakutugol Holding Company OAO		RUR	458,317.65	Not appointed
95	Karyertekhresurs LLC	Yakutugol Holding Company OAO		RUR	3,071,823.26	Not appointed
96	Region-Market LLC	Yakutugol Holding Company OAO		RUR	1,394,265.88	Not appointed
97	SM-Oil LLC	Yakutugol Holding Company OAO		RUR	857,437.25	Not appointed

Item No.	Plaintiff	Defendant	Bankruptcy case number	Currency	Claim amount	Date of the next hearing
98	ChelyabKomplekt OOO	Yakutugol Holding Company OAO		RUR	2,474,077.74	Not appointed
99	YugPromSnab LLC	Yakutugol Holding Company OAO		RUR	732,585.10	Not appointed
100	UralPromSnab LLC	Yakutugol Holding Company OAO		RUR	7,743,143.38	Not appointed
101	DzerzhinskTransService Trading House OOO	Yakutugol Holding Company OAO		RUR	1,390,779.50	Not appointed
102	Invest-Svyaz-Kholding CJSC	Yakutugol Holding Company OAO		RUR	7,693,616.98	Not appointed
103	PromTekhnoCenter Trading House LLC	Yakutugol Holding Company OAO		RUR	2,961,562.24	Not appointed
104	Promstroyelektro LLC	Yakutugol Holding Company OAO		RUR	951,236.44	Not appointed
105	Korporatsiya Avtoshinsnab Trade Company LLC	Yakutugol Holding Company OAO		RUR	6,164,127.99	Not appointed
106	Chelyabinsky traktorny zavod-Uraltrak LLC	Yakutugol Holding Company OAO		RUR	613,340.05	Not appointed
107	SamaraSnabPodshipnik ZAO	Yakutugol Holding Company OAO		RUR	7,472,627.72	Not appointed
108	First Kemerovo Automobile Repair Plant JSC	Yakutugol Holding Company OAO		RUR	717,917.94	Not appointed
109	Gelena Khimavto LLC	Yakutugol Holding Company OAO		RUR	4,597,758.45	Not appointed
110	StroyElektroSnab OOO	Yakutugol Holding Company OAO		RUR	240,359.10	Not appointed
111	Interpro LLC	Yakutugol Holding Company OAO		RUR	984,144.08	Not appointed
112	Dynamika Research and Production Enterprise LLC	Yakutugol Holding Company OAO		RUR	408,909.00	Not appointed
113	SELPI GRUPP LLC	Yakutugol Holding Company OAO		RUR	542,162.25	Not appointed
114	MAKHINA Company LLC	Yakutugol Holding Company OAO		RUR	5,507,617.50	Not appointed
115	Gornaya avtomatika Trade House CJSC	Yakutugol Holding Company OAO		RUR	4,264,985.65	Not appointed
116	AVTOBAZIS LLC	Yakutugol Holding Company OAO		RUR	479,966.22	Not appointed
117	Goreks-Svetotekhnika Exposion-Proof and General Industrial Equipment Plant LLC	Yakutugol Holding Company OAO		RUR	428,278.84	Not appointed
118	PrivodElectro OOO	Yakutugol Holding Company OAO		RUR	5,040,474.56	Not appointed
119	MSK-servis LLC	Yakutugol Holding Company OAO		RUR	570,254.40	Not appointed
120	Tekhstroy-Kazan OOO	Yakutugol Holding Company OAO		RUR	908,698.65	Not appointed
121	ART-STROY construction systems LLC	Yakutugol Holding Company OAO		RUR	2,550,268.19	Not appointed
122	Sberbank Leasing CJSC	Yakutugol Holding Company OAO		RUR	146,792,929.41	Not appointed
123	Ural Heavy Machine Building Plant JSC	Yakutugol Holding Company OAO		RUR	62,460,525.19	Not appointed
124	Uralskiye Liteyno-Mekhanicheskiye Masterskiye Trade House CJSC	Yakutugol Holding Company OAO		RUR	491,803.23	Not appointed

Item No.	Plaintiff	Defendant	Bankruptcy case number	Currency	Claim amount	Date of the next hearing
125	AviaTAR CJSC	Yakutugol Holding Company OAO		RUR	1,808,601.07	Not appointed
126	Tekhstroykontrakt Management Company LLC	Yakutugol Holding Company OAO		USD	7,008,000.00	Not appointed
127	Remkompleks LLC	Yakutugol Holding Company OAO		RUR	1,696,387.01	Not appointed
128	Tyazhmashservis LLC	Yakutugol Holding Company OAO		RUR	463,176.35	Not appointed
129	KuzbassAgroTsentr Management Company LLC	Yakutugol Holding Company OAO		RUR	276,222.23	Not appointed
130	ASI Engineering Center LLC	Yakutugol Holding Company OAO		RUR	2,660,000.00	Not appointed
131	Inpart LLC	Yakutugol Holding Company OAO		RUR	7,541,564.62	Not appointed
132	Taurus CJSC	Yakutugol Holding Company OAO		RUR	1,465,502.49	Not appointed
133	Rost-Trade OOO	Yakutugol Holding Company OAO		RUR	628,676.23	Not appointed
134	TekstilEksp LLC	Yakutugol Holding Company OAO		RUR	717,216.45	Not appointed
135	Krasny Yakor Trade House CJSC	Yakutugol Holding Company OAO		RUR	563,737.42	Not appointed
136	Mostekhonologiya LLC	Yakutugol Holding Company OAO		RUR	2,545,016.20	Not appointed
137	PiterTractoroZapchast OOO	Yakutugol Holding Company OAO		RUR	1,601,568.00	Not appointed
138	Industriya-Servis Technical Center LLC	Yakutugol Holding Company OAO		RUR	3,455,604.16	Not appointed
139	Professional OOO	Yakutugol Holding Company OAO		RUR	3,975,715.25	Not appointed
146	Sumitek International LLC	Southern Kuzbass OAO	А27-4036/2014	RUR	4,628,888.86	Not appointed
147	Industriya-Servis TTs LLC	Southern Kuzbass OAO		RUR	6,718,671.94	Accrued as of 15.12.2015
148	Promyshlennoye Stroitelstvo LLC	Southern Kuzbass OAO		RUR	4,229,825.75	Not appointed
149	MSK-servis LLC	Southern Kuzbass OAO		RUR	2,442,058.85	Not appointed
150	Mining and Construction Supplier LLC	Southern Kuzbass OAO		RUR	45,843,047.95	Not appointed
151	Pirant-K LLC	Southern Kuzbass OAO		RUR	490,535.07	Not appointed
152	HYDROMONTAZHKOMPLEKT NORTH-WESTERN ELECTROMECHANICAL ASSOCIATION ZAO	Southern Kuzbass OAO		RUR	471,286.00	Not appointed
153	Winters OOO	Southern Kuzbass OAO		RUR	997,717.95	Not appointed
154	RegionSnabKomplekt OOO	Southern Kuzbass OAO		RUR	693,748, 46	Not appointed
155	Chelyabinsk Compressor Plant CJSC	Southern Kuzbass OAO		RUR	1,301,669.11	Not appointed
156	Sibenergoremont JSC	Southern Kuzbass OAO		RUR	1,788,289.56	Not appointed
157	Elektrodvigatel-servis LLC	Southern Kuzbass OAO		RUR	1,872,406.44	Not appointed

Item No.	Plaintiff	Defendant	Bankruptcy case number	Currency	Claim amount	Date of the next hearing
158	ERT-Groupe LLC	Southern Kuzbass OAO		RUR	2,521,328.54	Not appointed
159	SMT Sharf LLC	Southern Kuzbass OAO		RUR	11,064,396.43	Not appointed
160	Russkaya smazochnaya kompaniya LLC	Southern Kuzbass OAO		RUR	1,041,684.40	Not appointed
161	Rostovsky zavod Energoagregat LLC	Southern Kuzbass OAO		RUR	628,872.00	Not appointed
162	Pervy Kemerovsky avtoremontny zavod JSC	Southern Kuzbass OAO		RUR	1,824,992.09	Not appointed
163	Sibtransservis LLC	Southern Kuzbass OAO		RUR	11,113,536.49	Not appointed
164	Kurskrezinotekhinka JSC	Southern Kuzbass OAO		RUR	45,949,215.12	Not appointed
165	Svetotekhnika TD LLC	Southern Kuzbass OAO		RUR	116,634.94	Not appointed
166	Russhina-Tyumen LLC	Southern Kuzbass OAO		RUR	4,382,658.86	Not appointed
167	Chernykh Mechanical Engineering Plant JSC	Southern Kuzbass OAO		RUR	11,714,591.40	Not appointed
168	Goreks-Svetotekhnika Exposion-Proof and General Industrial Equipment Plant LLC	Southern Kuzbass OAO		RUR	699,315.79	Not appointed
169	Mining Automatics Trading House ZAO	Southern Kuzbass OAO		RUR	354,067.67	Not appointed
170	Remkompleks LLC	Southern Kuzbass OAO		RUR	2,399,676.80	Not appointed
171	Dmitrovgradkhimash JSC	Southern Kuzbass OAO		RUR	1,113,288.17	Not appointed
172	Belavtosib LLC	Southern Kuzbass OAO		RUR	1,528,256.34	Not appointed
173	Modular degassing plants Research and Production Enterprise LLC	Southern Kuzbass OAO		RUR	54,333,778.13	Not appointed
174	Avtoprompodshipnik-NK LLC	Southern Kuzbass OAO		RUR	996,186.06	Not appointed
175	Kuzbasselektromontazh LLC	Southern Kuzbass OAO		RUR	640,820.88	Not appointed
176	Tyazhmashservis LLC	Southern Kuzbass OAO		RUR	3,598,270.26	Not appointed
177	TransMash RS OOO	Southern Kuzbass OAO		RUR	2,080,036.57	Not appointed
178	Tegas LLC	Southern Kuzbass OAO		RUR	8,043,911.47	Not appointed
179	Breaking, Sealing and Heat Insulation Products Plant JSC	Southern Kuzbass OAO		RUR	340,925.39	Not appointed. Debt amount is RUB 331,299.40, forfeit - 9,625.99 roubles
180	Ural Mining and Repair Plant (UGRZ ZAO)	Southern Kuzbass OAO		RUR	2,787,407.52	Not appointed. Debt amount is RUB 2,735,984.80, forfeit - 51,422.72 roubles
181	Voronezh Electromechanical Company OOO	Southern Kuzbass OAO		RUR	406,909.79	Not appointed

Item No.	Plaintiff	Defendant	Bankruptcy case number	Currency	Claim amount	Date of the next hearing
182	SibTransMet OOO	Southern Kuzbass OAO		RUR	8,903,347.06	Not appointed
183	Kuzbass-Security OOO	Southern Kuzbass OAO		RUR	954,474.22	Not appointed
184	Complex Solutions CJSC	Southern Kuzbass OAO		RUR	1,360,297.79	Not appointed
185	YuMTs LLC	CMP PAO	А76-31177/2014	RUR	4,090,668.62	Accrued as of 16.12.2015
186	Sputnik-Komplektatsiya LLC	CMP PAO		RUR	504,007.25	Not appointed
187	Kurskrezinotekhinka JSC	CMP PAO		RUR	2,743,023.14	Not appointed
188	LLK-International LLC	CMP PAO		RUR	5,242,584.54	Not appointed
189	Metallurg OAO	CMP PAO		RUR	143,774.55	Not appointed
190	GrossLite Trading House OOO	CMP PAO		RUR	1,295,408.50	Accrued as of 16.12.2015
191	Asia-Abrasive OOO	CMP PAO		RUR	6,472,845.81	Not appointed
192	Eurokara-plus OOO	CMP PAO		RUR	1,192,196.46	Not appointed

			TOTAL	RUR	923,506,526.66

			TOTAL	USD	7,008,000.00

			TOTAL	RUR	1,415,639,121.86

	Rate of the Central Bank of the Russian Federation - USD as of 15.12.2015 =	70.2244

Annex No.7

to Additional agreement

“Annex No. 13 to Credit Facility Agreement No. 227/12-В dated April 27, 2012”

OVERDUE DEBT OF THE BORROWER AND PARTIES LIABLE FOR TAXES

As of 31.10.2015

Item No.	Tax authority / fund / institution	Tax type	Period of delay	Cause of debt (failure to pay within the set term; on decision of the tax authority; on the court decision; other - specify)	TOTAL Debt amount, thousand roubles	Including debt amount for tax/fees, thousand roubles	Including penalties, thousand roubles	Including fines, thousand roubles

Yakutugol Holding Company OAO

1	IFTS for the Neryungri District	Corporate property tax	Q 2 2015	failure to pay within the set term	82,866.41	82,866.41
2	IS FTS No.4 for the Amur Region	Corporate property tax	Q 2 2015	failure to pay within the set term	39,412.42	39,412.42
3	Social Insurance Fund of RF	Social extra-budgetary funds	01.01.12- 31.12.14	failure to pay within the set term	18.74		18.74
4	Land and Property Relations Committee	Land lease payment	Q 1 2014	failure to pay within the set term	865.00	865.00
5	Land and Property Relations Committee	Land lease payment	Q 2 2014	failure to pay within the set term	2,402.02	2,402.02
6	Land and Property Relations Committee	Land lease payment	Q 3 2014	failure to pay within the set term	1,242.41	1,242.41
7	Land and Property Relations Committee	Land lease payment	Q 4 2014	failure to pay within the set term	2,013.99	2,013.99
8	Land and Property Relations Committee	Land lease payment	Q 1 2015	failure to pay within the set term	31.93	31.93
9	Land and Property Relations Committee	Land lease payment	Q 2 2015	failure to pay within the set term	3,304.28	3,304.28

Item No.	Tax authority / fund / institution	Tax type	Period of delay	Cause of debt (failure to pay within the set term; on decision of the tax authority; on the court decision; other - specify)	TOTAL Debt amount, thousand roubles	Including debt amount for tax/fees, thousand roubles	Including penalties, thousand roubles	Including fines, thousand roubles
10	Rosprirodnadzor for the Republic of Sakha (Yakutiya) UFK	Fee for environmental pollution	Q 1 2015	failure to pay within the set term	8,114.41	8,114.41
11	Rosprirodnadzor for the Republic of Sakha (Yakutiya) UFK	Fee for environmental pollution	Q 2 2014	failure to pay within the set term	5,509.54	5,509.54
12	Rosprirodnadzor for the Republic of Sakha (Yakutiya) UFK	Fee for environmental pollution	Q3 2014	failure to pay within the set term	4,219.11	4,219.11
13	Rosprirodnadzor for the Republic of Sakha (Yakutiya) UFK	Fee for environmental pollution	Q 4 2014	failure to pay within the set term	5,241.30	5,241.30

	TOTAL overdue debt				155,241.56	155,222.82	18.74

CMP PAO

1	IS FTS of Russia No.22 for the Chelyabinsk Region	Transportation tax	30.04.2015	failure to pay within the set term	355.60	355.60
2	IS FTS of Russia No.22 for the Chelyabinsk Region	Land tax	30.04.2015	failure to pay within the set term	58,424.24	58,424.24
3	Department of Rosprirodnadzor for Chelyabinsk Region	Fee for negative impact on the environment	20.07.2015	failure to pay within the set term	6,752.00	6,752.00
4	Ministry of Industry and Natural Resources of the Chelyabinsk Region	Fee for use of water bodies	20.07.2015	failure to pay within the set term	2,928.99	2,928.99
5	IS FTS of Russia No.22 for the Chelyabinsk Region	Transportation tax	31.07.2015	failure to pay within the set term	1,066.28	1,066.28
6	IS FTS of Russia No.22 for the Chelyabinsk Region	Land tax	31.07.2015	failure to pay within the set term	68,424.24	68,424.24

	TOTAL overdue debt				137,951.34	137,951.34	0.00

Item No.	Tax authority / fund / institution	Tax type	Period of delay	Cause of debt (failure to pay within the set term; on decision of the tax authority; on the court decision; other - specify)	TOTAL Debt amount, thousand roubles	Including debt amount for tax/fees, thousand roubles	Including penalties, thousand roubles	Including fines, thousand roubles

Urals Stampings Plant OAO

1	IS FTS No.22 for the Chelyabinsk Region	Land tax	Q 1,2 2015	failure to pay within the set term	262.37	262.37
2	IS FTS of Russia No.22 for the Chelyabinsk Region	Transportation tax	Q 1,2 2015	failure to pay within the set term	3.70	3.70

	TOTAL overdue debt				266.07	266.07	0.00

Mechel- Service OOO

1	IS FTS of Russia No.33 for the Republic of Bashkortostan	Land tax	Q 2 2015	failure to pay within the set term	598.94	598.94
2	IS FTS of Russia No.4 for the Samara Region	Land tax	Q 2 2015	failure to pay within the set term	354.43	354.43
3	IS FTS of Russia No.16 for the Samara Region	Land tax	Q 2 2015	failure to pay within the set term	132.94	132.94
4	Funds of Social Insurance	Premiums to state funds	2013-2014	failure to pay within the set term	187.73		0.15	187.58
5	Funds of Social Insurance	Premiums to state funds	for December 2014	failure to pay within the set term	681.56	681.56
6	Funds of Social Insurance	Premiums to state funds	for January 2015	failure to pay within the set term	12,790.72	12,790.72
7	Funds of Social Insurance	Premiums to state funds	for February 2015	failure to pay within the set term	12,185.20	12,185.20
8	Funds of Social Insurance	Premiums to state funds	for March 2015	failure to pay within the set term	12,164.15	12,164.15

Item No.	Tax authority / fund / institution	Tax type	Period of delay	Cause of debt (failure to pay within the set term; on decision of the tax authority; on the court decision; other - specify)	TOTAL Debt amount, thousand roubles	Including debt amount for tax/fees, thousand roubles	Including penalties, thousand roubles	Including fines, thousand roubles
9	Funds of Social Insurance	Premiums to state funds	for April 2015	failure to pay within the set term	12,754.75	12,754.75
10	Funds of Social Insurance	Premiums to state funds	for May 2015	failure to pay within the set term	11,253.52	11,253.52
11	Funds of Social Insurance	Premiums to state funds	for June 2015	failure to pay within the set term	12,550.33	12,550.33

	TOTAL overdue debt				75,654.27	75,466.55	0.15	187.58

MECHEL-ENERGO OOO

1	Department of Pension Fund of Russia and Social Insurance Fund for Beloretsk	Premiums	for Q2 of 2015	failure to pay within the set term	2,708.03	2,708.03
2	Department of Pension Fund of Russia for Udmurtiya	Premiums	for Q2 of 2015	failure to pay within the set term	2,874.15	2,814.60	59.55
3	Department of Pension Fund of Russia for the Moscow Region	Premiums	for Q 1 and 2 of 2015	failure to pay within the set term	5,476.90	5,356.68	120.22

	TOTAL overdue debt				11,059.08	10,879.31	179.77

Beloretsk Metallurgical Plant OAO

1	Interdistrict Inspectorate of Federal Tax Service No.20 for the Republic of Bashkortostan	Land tax	Q 1 2015	failure to pay within the set term	2,906.86	2,906.86
2	Interdistrict Inspectorate of Federal Tax Service No.20 for the Republic of Bashkortostan	Land tax	Q 2 2015	failure to pay within the set term	2,906.86	2,906.86
3	Interdistrict Inspectorate of Federal Tax Service No.20 for the Republic of Bashkortostan	Transportation tax	Q 1 2015	failure to pay within the set term	243.63	243.63
4	Interdistrict Inspectorate of Federal Tax Service No.20 for the Republic of Bashkortostan	Transportation tax	Q 2 2015	failure to pay within the set term	240.94	240.94

Item No.	Tax authority / fund / institution	Tax type	Period of delay	Cause of debt (failure to pay within the set term; on decision of the tax authority; on the court decision; other - specify)	TOTAL Debt amount, thousand roubles	Including debt amount for tax/fees, thousand roubles	Including penalties, thousand roubles	Including fines, thousand roubles
5	Municipal Property Management Committee of Closed Administrative-Territorial Unit Mezhgorye of the Republic of Bashkortostan	Land lease payment	Q 1 2015	failure to pay within the set term	70.06	70.06
6	Municipal Property Management Committee of Closed Administrative-Territorial Unit Mezhgorye of the Republic of Bashkortostan	Land lease payment	Q 2 2015	failure to pay within the set term	70.06	70.06
7	Property Management Committee of the Ministry of Land and Property Regulations of the Republic of Bashkortostan for Beloretskiy District and Beloretsk	Land lease payment	Q 2 2015	failure to pay within the set term	2,505.86	2,505.86

	TOTAL overdue debt				8,944.27	8,944.27	0.00

Mechel-Trans OOO

1	Federal Tax Service of Russia	Transportation tax	from 05.02.2015	failure to pay within the set term	1.00		1.00
2	Pension Fund of Russia	Premiums	from 16.02.2015	failure to pay within the set term	23,757.22	23,757.22
3	Social Insurance Fund of RF	Premiums	from 16.07.2015	failure to pay within the set term	227.21	227.21

	TOTAL overdue debt				23,985.43	23,984.43	1.00

Korshunov Mining Plant OAO

1	Pension Fund of Russia	Premiums	from February to June 2015	failure to pay within the set term	5,357.82	11.11	5,346.70

Item No.	Tax authority / fund / institution	Tax type	Period of delay	Cause of debt (failure to pay within the set term; on decision of the tax authority; on the court decision; other - specify)	TOTAL Debt amount, thousand roubles	Including debt amount for tax/fees, thousand roubles	Including penalties, thousand roubles	Including fines, thousand roubles
2	IS FTS No.15 for the Irkustsk Region	Land tax	Q 2 2015	Failure to pay within the set term (advance payments)	992.42	992.42	0.00
3	IS FTS No.15 for the Irkustsk Region	Transportation tax	Q 1-2 2015	Failure to pay within the set term (advance payments)	1,299.62	1,299.62	0.00

	TOTAL overdue debt				7,649.85	2,303.15	5,346.70

Annex No.8

to Additional agreement

“Annex No. 14 to Credit Facility Agreement No. 227/12-В dated April 27, 2012”

LOANS AND CREDITS GRANTED BY THE GROUP COMPANIES TO THIRD PARTIES

Granted and outstanding loans (at nominal value) as of 30.06.2015

	Lender
	CMP PAO		Beloretsk Metallurgical Plant OAO		Korshunov Mining Plant OAO		Kuzbassenergosbyt OAO		Mechel-Service Kazakhstan TOO		Spetsremzavod OOO		Southern Kuzbass OAO		Mechel Engineering OOO		Littel Echo
Borrower	RUR	USD	RUR	USD	RUR	USD	RUR	USD	RUR	USD	RUR	USD	RUR	USD	RUR	USD	RUR	USD
Individuals	18,823,895.28	339,022.68			669,594.45	12,059.55			790,218.12	14,232.01	1,585,438.42	28,554.12	39,480,015.38	711,044.15	40,000.00	720.41
Cyberlink Ltd.																	46,196,663,389.00	832,012,524.11
Zlatoust Metallurgical Plant-Energo			76,000,000.00	1,368,777.46			13,277,120.00	239,123.98
Uchastok Koksovy OOO													63,732,000.00	1,147,827.96

Additional interpretation on granted loans

Description of loans	Interest-free loans for the employees for accommodation purchase.		Loan is granted to Zlatoustov Metallurgical Plant-Energo. Interest rate 13.47%.		Interest-free loans for the employees for accommodation purchase.		Loan is granted to Zlatoustov Metallurgical Plant-Energo for performance of financial and economic activities. Interest rate 9.5%.		Interest-free loans for the employee for accommodation purchase.		Interest-free loans for the employees for accommodation purchase.		1. Interest-free loans for the employees (ex- employees) for accommodation purchase. 2. Short-term loan of Uchastok Koksovy OOO to finance the current activities. Interest rate 14.85%.		Loan to employees to purchase housing. Interest rate 8.25%.		Loan granted to Cyberlink Ltd., was assigned with Skyblock Ltd.

Lender
	CMP PAO		Beloretsk Metallurgical Plant OAO		Korshunov Mining Plant OAO		Kuzbassenergosbyt OAO		Mechel-Service Kazakhstan TOO		Spetsremzavod OOO		Southern Kuzbass OAO		Mechel Engineering OOO		Littel Echo
Borrower	RUR	USD	RUR	USD	RUR	USD	RUR	USD	RUR	USD	RUR	USD	RUR	USD	RUR	USD	RUR	USD
Overdue loan (yes/no)	none		yes		none		yes		none		none		1. Yes, part of loans to individuals is overdue. Debt amount is 18.4 ths dollars. (1,021 thousand roubles) 2. No overdue loan principal, interest is not currently repaid (repayment date - 10.08.2015).		none		yes
Repayment conditions	Monthly payments, final payments - in 2020.		Loan and interest amount is reserved in full.		Monthly payments to 30.09.2017.		Loan and overdue interest amount is reserved in full.		Monthly payments to 12.02.2016.		Monthly payments to 01.07.2018, 01.05.2022, 01.10.2016.		1. Monthly payments to 2024 and 2025. 2. Repayment on 10.08.2015 (together with interest). At the moment, the loan is repaid, interest for loan is not repaid.		Monthly payments to 31.08.2015.		Loan and interest amount is reserved in full.
Amount of interest accrued but not repaid	0.00	0.00	8,000,191.18	144,085.28	0.00	0.00	532,611.25	9,592.45	0.00	0.00	0.00	0.00	751,859.16	13,541.16	0.00	0.00	0.00	0.00

Annex No.9

to Additional agreement

“Annex No. 15 to Credit Facility Agreement No. 227/12-В dated April 27, 2012”

SURETIES AND GUARANTEES ISSUED BY THE GROUP COMPANIES

As of 31.07.2015

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement						Obligor	Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement		Agreement number	Agreement date

Mechel OAO

1	BNL	Guarantee	w/o	6/30/2008	10/30/2017	EUR	30,343,743.10	Izhstal	w\o	5/12/2008
2	BNL	Guarantee	w/o	7/1/2008	continuing guarantee	EUR	40,000,000.00	Mechel International Holdings	w\o	9/17/2007
3	Royal Bank of Scotland N.V. Milan Brunch	Guarantee	w/o	7/1/2008	4/5/2018	EUR	30,397,103.99	Izhstal	w\o	10/5/2007
4	Royal Bank of Scotland N.V. Milan Brunch	Guarantee	w/o	7/9/2008	11/5/2017	EUR	10,433,149.03	CMP	w\o	10/5/2007
5	ING Bank N.V. Milan Brunch	Guarantee	w/o	7/21/2008	6/15/2018	EUR	16,633,856.14	CMP	w\o	7/21/2008
6	ThyssenKrupp Fordertechnik	Payment guarantee	w/o	10/14/2008	till full performance	EUR	29,209,000.00	Posiet TP	7.053-08	4/11/2008
7	BNL	Guarantee	w/o	10/23/2008	11/1/2018	EUR	44,119,000.00	CMP	w\o	7/11/2008
8	COMMERZ-BANK AKTIEN-GESELLSCHAFT	Payment guarantee	075/Mechel /001	1/21/2009	till full performance	EUR	32,994,273.00	Mechel Materials	w\o	4/17/2008
9	Raiffeisen Zentralbank Osterreich	Guarantee	w/o	8/7/2009	4/6/2016	EUR	14,305,000.00	CMP	w\o	8/6/2009

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement						Obligor	Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement		Agreement number	Agreement date
10	UniCredit Bank Austria	Guarantee	w/o	12/3/2009	till full performance	EUR	73,140,000.00	Mechel Materials	w\o	11/23/2009
11	Sberbank	Guarantee	69979	12/30/2009	10/20/2021	RUR	1,400,000,000.00	CMP	w\o	12/22/2009
12	Caterpillar Financial	Guarantee	No.SA-VT131/1 (2-11, 15) L-10	3/10/2010	till full performance	USD	9,646,987.76	Yakutugol	VT131/1L-10	3/10/2010
									VT131/2L-10	3/10/2010
									VT131/3L-10	3/10/2010
									VT131/4L-10	3/10/2010
									VT131/5L-10	3/10/2010
									VT131/6L-10	3/10/2010
									VT131/7L-10	3/10/2010
									VT131/8L-10	3/10/2010
									VT131/9L-10	3/10/2010
									VT131/10L-10	3/10/2010
									VT131/11L-10	3/10/2010
									VT131/15L-10	3/10/2010
13	Caterpillar Financial	Guarantee	No.SA-VT131/12 (13, 14) L-10	3/10/2010	till full performance	EUR	1,708,479.76	Yakutugol	VT131/12L-10	3/10/2010
									VT131/13L-10	3/10/2010
									VT131/14L-10	3/10/2010
14	ING Bank N.V. Francfurt Brunch	Guarantee	w/o	5/31/2010	9/30/2020	EUR	31,423,450.00	Posiet TP	7.053-08	4/11/2008

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement						Obligor	Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement		Agreement number	Agreement date
15	GPB	Guarantee	31/09-В-П	6/29/2010	2/6/2015	USD	550,000,000.00	Yakutugol	31/09-B	2/6/2009
16	Caterpillar Financial	Guarantee	No.SA-VT131/16-19L-10	8/11/2010	till full performance	USD	4,266,224.16	Yakutugol	VT131/16L-10	5/7/2010
									VT131/17L-10	5/7/2010
									VT131/18L-10	5/7/2010
									VT131/19L-10	5/7/2010
17	Caterpillar Financial	Guarantee	SA-MN230/1-7L-10	9/2/2010	till full performance	USD	4,703,248.60	Mechel Materials	MN230/1L-10	6/21/2010
									MN230/3L-10	6/21/2010
									MN230/2L-10	6/21/2010
									MN230/4L-10	6/21/2010
									MN230/5L-10	6/21/2010
									MN230/6L-10	6/21/2010
									MN230/7L-10	6/21/2010
18	BNP PARIBAS	Guarantee	w/n	9/15/2010	7/21/2019	USD	219,444,500.00	CMP	w\o	9/15/2010
19	BNP PARIBAS				1/21/2021	EUR	192,000,000.00	CMP
20	Sberbank	Guarantee	5321-ПОР-1	10/13/2010	12/10/2021	RUR	15,000,000,000.00	CMP	5321	10/13/2010
21	Sberbank	Guarantee	160/п-1	10/14/2010	10/13/2019	RUR	850,000,000.00	Bratsk Ferroalloy Plant	160	10/14/2010
22	Sberbank Leasing	Guarantee	Ф1/0708Р/Р-2045-02-01-Пор-01	11/8/2010	till full performance	RUR	127,898,440.81	Mechel Materials	Ф1/0708Р/ Р-2045-02-01	7/30/2010
23	Sberbank Leasing	Guarantee	Ф1/0708Р/Р-2045-02-02-Пор-01	11/8/2010	till full performance	RUR	9,448,610.28	Mechel Materials	Ф1/0708РМ/Р- 2045-02-02	8/19/2010

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement						Obligor	Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement		Agreement number	Agreement date
24	Sberbank Leasing	Guarantee	Ф1/0708P/P- 2045-02-03-Пop-01	11/8/2010	till full performance	RUR	14,432,757.88	Mechel Materials	Ф1/0708РМ/Р-2045-02-03	8/19/2010
25	Sberbank Leasing	Guarantee	Ф1/0708РМ/Р- 2045-03-01-Пop-01	11/8/2010	till full performance	RUR	3,293,745.01	Mechel Materials	Ф1/0708РМ/Р-2045-03-01	9/28/2010
26	VTB-Leasing	Guarantee	ПЛ 232/01-10/2	12/14/2010	12/31/2018	USD	8,678,613.40	Morskie Gruzovye Perevozki	ДЛ 232/01-10	12/14/2010
27	VTB Bank (Deutschland)	Guarantee	w/o	12/22/2010	12/18/2015	EUR	33,000,000.00	HBL	w\o	7/29/2009
28	Sberbank Leasing	Guarantee	Ф1/0708Р/Р -2045-05-01-Пop-01	2/4/2011	till full performance	RUR	13,417,208.31	Mechel Materials	Ф1/0708Р/Р-2045-05-01	12/29/2010
29	Caterpillar Financial	Guarantee	No.SA-VT131/20L-10	3/6/2011	till full performance	USD	600,588.00	Yakutugol	VT131/20L-10	8/19/2010
30	GPB	Guarantee	49/11-Р-П	3/15/2011	3/15/2019	RUR	1,600,000,000.00	Mechel-Coke	49/11-Р	3/15/2011
31	Gazprombank Leasing	Guarantee	02-3-106	5/6/2011	3/31/2019	RUR	209,124,109.62	Mechel-Trans	Р-095-11	4/5/2011
32	Caterpillar Financial	Guarantee	SA-MNURAL230/8L-11-B	6/24/2011	till full performance	USD	1,038,648.00	Mechel Materials	MNURAL230/8L-11-B	3/18/2011
33	Gazprombank Leasing	Guarantee	X-077/11	8/2/2011	6/30/2019	RUR	430,165,241.35	Mechel-Trans	Р-135/11	7/8/2011
34	VTB-Leasing	Guarantee	ДПЛ 255/01-11	8/4/2011	10/31/2020	RUR	3,028,108,600.43	Mechel Trans Vostok	ДЛ 255/01/11	7/28/2011
35	Sberbank Leasing	Guarantee	Ф1/0708PM/P-2045-06-01-Пop-01	8/10/2011	till full performance	RUR	16,542,689.92	Mechel Materials	Ф14/0708РМ/Р-2045-06-01	8/10/2011
36	Caterpillar Financial	Guarantee	SA-VTFE171/1_5L-11-B	8/27/2011	till full performance	USD	4,010,146.20	Metallurg-ShakhtSpets-Stroy	VT171L-11	4/12/2011
37	Gazprombank Leasing	Guarantee	02-3/304	9/28/2011	6/30/2019	RUR	467,888,569.22	Mechel-Trans	Р-147/11	8/29/2011

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
38	GPB	Guarantee	4211-051-П	9/30/2011	9/30/2017	RUR	600,000,000.00	Posiet TP	4211-051	9/30/2011
39	Caterpillar Financial	Guarantee	SA-VTSIB194/1,2L-11-B	10/17/2011	till full performance	USD	1,257,319.44	Mechel Engineering	VTSIB194/1L-11-B	9/30/2011
40	Gazprombank Leasing	Guarantee	02-3/370	11/14/2011	7/30/2017	RUR	333,884,687.43	Korshunov Mining Plant	02-3/360	10/21/2011
41	Gazprombank Leasing	Guarantee	02-3/407	11/18/2011	8/22/2019	RUR	91,465,354.67	Mechel-Trans	Р-179/11	10/7/2011
42	VTB Bank Austria	Guarantee	w/n	1/18/2012	till full performance	USD	137,069,727.78	Skyblock Limited	w\o	1/18/2012
43	GPB	Guarantee	2612-195-К-П	6/25/2012	10/18/2018	RUR	11,000,000,000.00	Mechel Service	2612-195-К	5/3/2012
44	GPB	Guarantee	2612-196-К-П	6/25/2012	10/18/2018	RUR	5,000,000,000.00	Mechel-Energo	2612-196-К	5/4/2012
45	Sberbank	Guarantee	5593/3	10/9/2012	10/6/2020	RUR	6,500,000,000.00	Southern Kuzbass	5593	10/9/2012
46	Sberbank	Guarantee	8508/3	10/9/2012	10/6/2020	RUR	1,500,000,000.00	Southern Kuzbass	8508	10/9/2012
47	Sberbank	Guarantee	8507/3	10/9/2012	10/6/2020	RUR	6,500,000,000.00	Southern Kuzbass	8507	10/9/2012
48	Sberbank	Guarantee	5594/3	10/9/2012	10/6/2020	RUR	9,500,000,000.00	Southern Kuzbass	5594	10/9/2012
49	UniCredit Bank, London Branch	Guarantee	w/o	12/4/2012	till full performance	RUR	90,000,000,000.00	Yakutugol	w\o	9/8/2010
50	UniCredit Bank, London Branch	Guarantee	w/o	12/4/2012	till full performance	RUR	90,000,000,000.00	Southern Kuzbass	w\o	9/6/2010
51	Sberbank	Guarantee	ПОР-5609/1	12/20/2012	12/10/2021	USD	75,000,000.00	Mechel Trading AG	5609	12/20/2010
52	GPB	Guarantee	2613-172-К-П-1	4/23/2013	4/8/2019	RUR	1,700,000,000.00	Beloretsk Metallurgical Plant	2613-172-К	4/12/2013
53	GPB	Guarantee	2613-173-К-П-1	4/23/2013	4/8/2019	RUR	1,600,000,000.00	Urals Stampings Plant	2613-173-К	4/12/2013

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
54	Sberbank	Guarantee	ПОР-5624/1	4/30/2013	12/10/2021	USD	25,000,000.00	Mechel Trading AG	5624	4/30/2013
55	GPB	Guarantee	2612-200-К-П-1	6/14/2013	4/27/2020	RUR	6,000,000,000.00	CMP	2612-200-К	5/2/2012
56	GPB	Guarantee	84-85/13-В-П-2	6/18/2013	4/27/2021	USD	489,000,000.00	Yakutugol	85/13-В	4/26/2013
57	GPB	Guarantee	84-85/13-В-П-2	6/18/2013	4/27/2021	USD	400,000,000.00	Southern Kuzbass	84/13-В	4/26/2013
58	GPB	Guarantee	84-85/13-В-П-2	6/18/2013	4/27/2021	USD	300,000,000.00	Yakutugol	226/12-В	4/27/2013
59	GPB	Guarantee	84-85/13-В-П-2	6/18/2013	4/27/2021	USD	300,000,000.00	Southern Kuzbass	227/13-В	4/27/2013
60	GPB	Guarantee	2513-36-11-100/ДП	6/14/2013	1/29/2019	RUR	200,000,000.00	Beloretsk Metallurgical Plant	2513-36-11/ДГ	4/30/2013
61	Titan	Guarantee	361/М-13	7/31/2013	10/31/2016	RUR	5,057,572,068.00	Mechel-Trans	P-053/13	7/31/2013
62	GPB-factoring	Guarantee	БP-77/П/539/М-13	9/30/2013	12/25/2018	RUR	4,000,000,000.00	Mechel Service	БP-77	7/24/2013
63	Sberbank	Guarantee	П-5703/1	12/19/2013	12/10/2021	RUR	12,430,000,000.00	CMP	5703	12/19/2013
					12/10/2021	RUR	1,100,000,000.00	CMP	5705	12/19/2013
					12/10/2021	RUR	1,000,000,000.00	Izhstal	4-НКЛ-И	2/13/2009
					12/10/2021	RUR	600,000,000.00	Izhstal	12-НКЛ-И	7/22/2010
					12/10/2021	RUR	104,775,000.00	Korshunov Mining Plant	28	3/16/2010
					12/10/2021	RUR	20,934,000.00	Korshunov Mining Plant	29	3/16/2010
64	VTB-Leasing	Guarantee	ДПЛ 156/10-13	12/6/2013	10/31/2024	RUR	2,089,609,247.99	Mechel-Trans	ДЛ 156/10-13	10/4/2013
65	MKB	Guarantee	420601/14	4/9/2014	12/10/2017	USD	33,000,000.00	Mechel Service	4206/14	4/9/2014
66	MKB	Guarantee	420501/14	4/7/2014	12/10/2017	USD	55,000,000.00	Mechel Service	4205/14	4/7/2014
67	MKB	Guarantee	420701/14	4/23/2014	12/10/2017	USD	17,000,000.00	Mechel Service	4207/14	4/23/2014

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
68	GPB	Guarantee	2514-148-19-100/ДП	8/8/2014	7/15/2018	RUR	2,905,000.00	Beloretsk Metallurgical Plant	2514-148-19-100/ДГ	7/10/2014
69	GPB	Guarantee	2614-321-Г-П	7/29/2014	4/29/2019	RUR	1,000,000,000.00	CMP	2614-321-Г	6/9/2014
70	GPB	Guarantee	2614-402-Г-П	7/29/2014	4/29/2019	RUR	350,000.00	Mechel Service	2614-402-Г	7/29/2014
71	GPB International	Guarantee	1412	4/1/2014	till full performance	EUR	27,000,000.00	Mechel Service Belgium BVBA	w\o	4/1/2014
72	URALSIB	Guarantee	0124/14-П-01	11/20/2014	12/29/2018	RUR	48,000,000.00	Urals Stampings Plant	0124/14-КЛ-Н	11/20/2014
73	URALSIB	Guarantee	0125/14-П-01	11/20/2014	12/27/2019	RUR	3,331,434,960.00	Urals Stampings Plant	0125/14-КЛ-Н	11/20/2014
74	Mechel International Holding	Guarantee	543/М-14	12/26/2014	till full performance	USD	500,000.00	Voskhod Ferrokhrom	w\o	2/1/2013
75	Mechel International Holding	Guarantee	534/М-14	12/26/2014	till full performance	USD	150,000.00	GRK Kazakhstansky Nikel	w\o	8/5/2011
76	Mechel International Holding					USD	2,000,000.00	GRK Kazakhstansky Nikel	w\o	1/29/2013
77	Zoneline	Guarantee	047/М-15	1/30/2015	till full performance	EUR	5,572,200.00	Mechel Nemunas	w\o	4/26/2013
78	Mechel Carbon	Guarantee	030/М-15	2/13/2015	till full performance	USD	22,596,000.00	Skyblock Limited	w\o	3/5/2014
79	Mechel Carbon	Guarantee	030/М-15	2/13/2015	till full performance	USD	9,125,000.00	Skyblock Limited	w\o	9/22/2014
80	Mechel Carbon	Guarantee	030/М-15	2/13/2015	till full performance	USD	8,770,000.00	Skyblock Limited	w\o	9/22/2014

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
81	Mechel Carbon	Guarantee	030/М-15	2/13/2015	till full performance	USD	30,000,000.00	Skyblock Limited	w\o	8/27/2014
82	Mechel Carbon	Guarantee	031/М-15	2/13/2015	till full performance	USD	20,318,000.00	Skyblock Limited	w\o	10/21/2013
83	Mechel Carbon	Guarantee	031/М-15	2/13/2015	till full performance	USD	21,720,500.00	Skyblock Limited	w\o	12/2/2013
84	Mechel Carbon	Guarantee	031/М-15	2/13/2015	till full performance	USD	1,100,000.00	Skyblock Limited	w\o	1/15/2014
85	Mechel Carbon	Guarantee	031/М-15	2/13/2015	till full performance	USD	11,124,000.00	Skyblock Limited	w\o	1/21/2014
86	Mechel Carbon	Guarantee	031/М-15	2/13/2015	till full performance	USD	11,597,694.00	Skyblock Limited	w\o	2/11/2014
87	Mechel Carbon	Guarantee	033/М-15	2/13/2015	till full performance	USD	63,000,000.00	Zoneline Limited	w\o	12/30/2013
88	Mechel Carbon	Guarantee	032/М-15	2/13/2015	till full performance	USD	70,000,000.00	Zoneline Limited	w\o	10/21/2013
89	Mechel Carbon	Guarantee	034/М-15	2/13/2015	till full performance	USD	984,000.00	Zoneline Limited	w\o	1/29/2014
90	Mechel Carbon	Guarantee	034/М-15	2/13/2015	till full performance	USD	50,506,000.00	Zoneline Limited	w\o	3/19/2014
91	Mechel Carbon	Guarantee	034/М-15	2/13/2015	till full performance	EUR	4,547,000.00	Zoneline Limited	w\o	9/22/2014
92	Mechel Carbon	Guarantee	034/М-15	2/13/2015	till full performance	USD	10,038,000.00	Zoneline Limited	w\o	9/22/2014
93	Mechel Carbon	Guarantee	034/М-15	2/13/2015	till full performance	USD	1,625,000.00	Zoneline Limited	w\o	9/22/2014
94	Mechel Carbon	Guarantee	035/М-15	2/13/2015	till full performance	EUR	30,275,500.00	Zoneline Limited	w\o	2/7/2013

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
95	Mechel Carbon	Guarantee	035/М-15	2/13/2015	till full performance	USD	25,380,000.00	Zoneline Limited	w\o	7/12/2013
96	Mechel Carbon	Guarantee	035/М-15	2/13/2015	till full performance	USD	11,790,000.00	Zoneline Limited	w\o	8/5/2013
97	Mechel Carbon	Guarantee	035/М-15	2/13/2015	till full performance	USD	264,000.00	Zoneline Limited	w\o	9/5/2013
98	GPB	Guarantee	2615-108-Г-Р-П	4/17/2015	12/28/2018	RUR	160,685,622.00	Mechel-Trans	2615-108-Г-Р	4/17/2015
99	GPB	Guarantee	2515-019-20-100/ДП	4/20/2015	12/21/2018	RUR	96,777,883.00	Beloretsk Metallurgical Plant	2515-019-20-100/Г	4/20/2015
100	GPB	Guarantee	2615-113-Г-Р-П	4/17/2015	12/28/2018	RUR	215,251,123.00	Mechel Service	2615-113-Г-Р	4/17/2015
101	GPB	Guarantee	2615-112-Г-Р-П	4/17/2015	12/28/2018	RUR	331,498,424.00	Urals Stampings Plant	2615-112-Г-Р	4/17/2015
102	Beloretsk Metallurgical Plant	Guarantee	28 282Д/200/М-15	4/14/2015	till full performance	RUR	34,500,000.00	Kaslinsky Plant of Art Casting	28 350Д	2/16/2015
103	GPB	Guarantee	4215-009-П	5/15/2015	4/29/2019	RUR	60,000,000.00	Posiet TP	4215-009-Р	5/15/2015
104	Mechel Service	Guarantee	940015820002/237/М-15	4/30/2015	till full performance	RUR	200,000,000.00	Izhstal	940014340017	2/17/2014
105	Mechel Service	Guarantee	940015820001/236/М-15	4/30/2015	till full performance	RUR	200,000,000.00	Izhstal	940014340016	2/17/2014
106	Mechel Service	Guarantee	940015820003/238/М-15	4/30/2015	till full performance	RUR	200,000,000.00	Izhstal	940014340018	2/17/2014
107	Mechel Service	Guarantee	940015820004/247/М-15	5/14/2015	till full performance	RUR	45,000,000.00	Izhstal	940014340022	4/18/2014
108	Mechel Service	Guarantee	940015820005/284/М-15	6/1/2015	till full performance	RUR	971,975,380.82	Mechel-Trans	940014340027	4/22/2014

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
109	Urals Stampings Plant OAO	Guarantee	110-ДP/297/М-15	6/11/2015	till full performance	RUR	268,456,729.00	Mechel-Trans	110	4/30/2015
110	GPB	Guarantee	2615-187-К-P-1	7/9/2015	12/25/2018	RUR	1,000,000,000.00	Mechel Service	2615-187-К	6/25/2015
111	GPB	Guarantee	2615-188-К-P-1	7/9/2015	12/25/2018	RUR	1,000,000,000.00	CMP	2615-188-К	6/25/2015
Mechel Mining ОАО
1	UniCredit Bank, London Branch	Guarantee	w/o	12/4/2012	till full performance	USD	501,981,997.35	Yakutugol	w/o	9/6/2010
2	UniCredit Bank, London Branch	Guarantee	w/o	12/4/2012	till full performance	USD	501,981,997.35	Southern Kuzbass	w/o	9/6/2010
3	VTB Bank	Guarantee	P2-743000/2008/00104	7/11/2014	4/10/2021	RUR	10,007,538,200.19	Southern Kuzbass	КС-743000/2008/00104	11/26/2008
4	VTB Bank	Guarantee	ДP4-757000/2008/00021	4/13/2012	4/1/2018	RUR	5,818,336,163.09	Yakutugol	КС-757000/2008/00021	11/27/2008
5	Gazprombank	Guarantee	226/12-В-P	4/27/2012	4/26/2020	USD	300,000,000.00	Yakutugol	226/12-В	4/27/2012
6	Gazprombank	Guarantee	227/12-В-P	4/27/2012	4/26/2020	USD	300,000,000.00	Southern Kuzbass	227/12-В	4/27/2012
7	Sberbank Leasing	Guarantee	0708РМ/Р-2138-06-01-POР-01	4/6/2012	till full performance	RUR	223,608,890.70	Korshunov Mining Plant	0708РМ/Р-2138-06-01	3/28/2012
8	Sberbank Leasing	Guarantee	0708РМ/Р-2142-07-01-POР-01	4/6/2012	till full performance	RUR	92,523,227.60	Yakutugol	0708РМ/Р-2142-07-01	3/26/2012
9	Sberbank Leasing	Guarantee	0708РМ/Р-2142-08-01-POР-01	4/6/2012	till full performance	RUR	185,046,455.21	Yakutugol	0708РМ/Р-2142-08-01	3/26/2012

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
10	Sberbank Leasing	Guarantee	OВ/К-2138-07-01-PОР-01	7/2/2012	till full performance	RUR	92,523,227.60	Korshunov Mining Plant	ОВ/К-2138-07-01	6/21/2012
11	Sberbank Leasing	Guarantee	ОВ/К-2138-08-01-PОР-01	7/2/2012	till full performance	RUR	185,046,455.21	Korshunov Mining Plant	ОВ/К-2138-08-01	6/21/2012
12	Sberbank Leasing	Guarantee	ОВ/К-2142-09-01-PОР-01	7/2/2012	till full performance	RUR	263,715,234.20	Yakutugol	ОВ/К-2142-09-01	6/29/2012
13	Sberbank Leasing	Guarantee	ОВ/К-2142-09-02-PОР-01	7/2/2012	till full performance	RUR	186,532,615.21	Yakutugol	ОВ/К-2142-09-02	6/29/2012
14	Sberbank Leasing	Guarantee	ОВ/К-2142-09-03-PОР-01	7/2/2012	till full performance	RUR	361,647,287.18	Yakutugol	ОВ/К-2142-09-03	6/29/2012
15	Sberbank Leasing	Guarantee	ОВ/К-2147-21-01-PОР-01	7/2/2012	till full performance	RUR	303,812,251.14	Southern Kuzbass	ОВ/К-2147-21-01	6/26/2012
16	Sberbank Leasing	Guarantee	ОВ/К-2147-22-01-PОР-01	7/2/2012	till full performance	RUR	819,424,636.05	Southern Kuzbass	ОВ/К-2147-22-01	6/26/2012
17	Gazprombank Leasing	Guarantee	02-3/190-1	8/23/2012	8/30/2012	USD	4,960,576.42	Southern Kuzbass	02-3/190/1379ЮК/12	8/23/2012
18	Gazprombank Leasing	Guarantee	02-3/191-1	8/13/2012	8/31/2018	USD	5,751,406.31	Southern Kuzbass	02-3/138/842ЮК/12	7/24/2012
19	Gazprombank Leasing	Guarantee	02-3/218	9/10/2012	9/20/2022	RUR	234,203,047.24	Korshunov Mining Plant	02-3/173	8/13/2012
20	Gazprombank Leasing	Guarantee	02-3/14-146	6/20/2014	1/20/2022	RUR	161,209,149.90	Korshunov Mining Plant	02-3/14-144	6/20/2014
21	Gazprombank Leasing	Guarantee	02-3/220	10/3/2012	8/20/2016	RUR	117,752,104.01	Korshunov Mining Plant	02-3/206	9/5/2012
22	Gazprombank Leasing	Guarantee	02-3/14-149	6/20/2014	1/20/2022	RUR	161,735,145.72	Korshunov Mining Plant	02-3/14-147	6/20/2014
23	Gazprombank Leasing	Guarantee	02-3/269-2	10/24/2012	6/20/2018	RUR	50,831,043.78	Korshunov Mining Plant	02-3/238	9/26/2012

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
24	Sberbank	Guarantee	P-5593/1	10/9/2012	10/6/2017	RUR	6,500,000,000.00	Southern Kuzbass	5593	10/9/2012
25	Sberbank	Guarantee	P-5594/1	10/9/2012	10/6/2017	RUR	9,500,000,000.00	Southern Kuzbass	5594	10/9/2012
26	Sberbank	Guarantee	P-8507/1	10/9/2012	10/6/2017	RUR	6,500,000,000.00	Southern Kuzbass	8507	10/9/2012
27	Sberbank	Guarantee	P-8508/1	10/9/2012	10/6/2017	RUR	1,500,000,000.00	Southern Kuzbass	8508	10/9/2012
28	Societe Generale	Guarantee	w/o	12/13/2012	till full performance	USD	11,559,086.79	Southern Kuzbass	w/o	09.09.2011
29	VTB Bank	Guarantee	К2600/10-0709ЛВ/P020	2/15/2013	till full performance	RUR	6,189,000,000.00	Southern Kuzbass	К2600/10-0709ЛВ/Д000	2/7/2011
30	Sberbank Leasing	Guarantee	ОВ/К-2142-10-01-PОР-01	1/31/2013	till full performance	RUR	287,330,446.27	Yakutugol	ОВ/К-2142-10-01	11/30/2012
31	Sberbank Leasing	Guarantee	ОВ/К-2142-11-01-PОР-01	6/11/2013	2/11/2020	RUR	24,583,501.20	Yakutugol	ОВ/К-2142-11-01	6/11/2013
32	Gazprombank Leasing	Guarantee	02-3/13-1-1	1/10/2013	3/20/2021	RUR	31,718,020.60	Korshunov Mining Plant	02-3/325	12/12/2012
33	Gazprombank Leasing	Guarantee	02-3/13-262	6/27/2013	4/20/2019	RUR	15,633,744.18	Yakutugol	02-3/13-157	5/30/2013
34	Gazprombank Leasing	Guarantee	02-3/13-263	6/27/2013	4/20/2019	RUR	15,633,744.18	Yakutugol	02-3/13-159	5/30/2013
35	Gazprombank Leasing	Guarantee	02-3/13-144	6/27/2013	3/20/2021	RUR	800,153,586.02	Yakutugol	02-3/13-119	4/25/2013
36	Gazprombank Leasing	Guarantee	02-3/143	5/21/2013	12/31/2020	RUR	760,625,985.03	Southern Kuzbass	02-3/13-115/539ЮК/13	4/23/2013
37	Gazprombank Leasing	Guarantee	02-3/13-419	10/4/2013	7/20/2018	RUR	11,694,502.14	Yakutugol	02-3/13-354	9/12/2013
38	Gazprombank Leasing	Guarantee	02-3/14-171	8/13/2014	2/20/2022	RUR	151,039,037.48	Southern Kuzbass	02-3/14-169-1019 ЮК/14	8/13/2014
39	Gazprombank Leasing	Guarantee	02-3/13-420	10/7/2013	11/20/2019	RUR	9,072,816.64	Southern Kuzbass	02-3/13-1202 ЮК/13	9/10/2013

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
40	Gazprombank Leasing	Guarantee	02-3/13-264	7/1/2013	4/20/2021	RUR	777,848,849.84	Southern Kuzbass	02-3/13-172-852ЮК/13	6/6/2013
41	Gazprombank Leasing	Guarantee	02-3/13-321	8/9/2013	12/20/2016	RUR	15,594,120.48	Yakutugol	02-3/13-278	7/11/2013
42	Gazprombank Leasing	Guarantee	02-3/13-418	9/23/2013	8/20/2019	RUR	28,134,383.67	Southern Kuzbass	02-3/13-1200 ЮК/13	9/23/2013
43	GPB-factoring	Guarantee	БР-78/P	9/30/2013	6/27/2018	RUR	981,993,000.00	Mechel-Coke	БР-78	7/24/2013
44	Gazprombank Leasing	Guarantee	02-3/13-500	10/28/2013	11/20/2019	RUR	7,154,193.75	Southern Kuzbass	02-3/13-1280 ЮК/13	10/28/2013
45	Gazprombank Leasing	Guarantee	02-3/13-14-1-1	1/9/2014	4/20/2022	USD	2,541,217.45	Yakutugol	02-3/13-497	12/11/2013
46	Gazprombank Leasing	Guarantee	02-3/13-14-1-2	1/9/2014	12/20/2019	RUR	8,752,996.61	Southern Kuzbass	02-3/13-1522 ЮК/13	12/10/2013
47	Gazprombank Leasing	Guarantee	02-3/13-14-1-3	1/9/2014	1/20/2020	RUR	7,282,843.57	Southern Kuzbass	02-3/13-1521 ЮК/13	12/19/2013
48	Tomusinsky Open-Pit Mine	Guarantee	124MM/14	12/25/2014	12/30/2015	RUR	1,049,557,819.33	Southern Kuzbass	1883 ЮК/12	1/1/2013
49	Gazprombank	Guarantee	49/11-Р-P-2	6/28/2013	3/15/2019	RUR	1,600,000,000.00	Mechel-Coke	49/11-Р	3/15/2011
50	Gazprombank	Guarantee	84-85/13-В-P-1	6/18/2013	4/27/2021	USD	889,000,000.00	Yakutugol	85/13-В	4/26/2013
51	Gazprombank	Guarantee	84-85/13-В-P-1	6/18/2013	4/27/2021	USD	889,000,000.00	Southern Kuzbass	84/13-В	4/26/2013
52	Gazprombank	Guarantee	84-85/13-В-P-1	6/18/2013	4/27/2021	USD	889,000,000.00	Yakutugol	31/09-В	2/6/2009
53	Gazprombank	Guarantee	84-85/13-В-P-1	6/18/2013	4/27/2021	USD	889,000,000.00	Southern Kuzbass	32/09-В	2/6/2009
54	Eurasian Development Bank	Guarantee	154	7/1/2013	6/22/2016	RUR	600,000,000.00	Yakutugol	116	6/22/2011

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
55	Department of the Federal Tax Service of Russia for the Republic of Sakha (Yakutia)	Guarantee	1	12/18/2015	12/30/2015	RUR	2,189,268,344.62	Yakutugol
56	Mechel Carbon	Guarantee		2/12/2015	till full performance	USD	186,496,879.73	Gennetti Limited	w/o	10/28/2012
57	Mechel International Holdings	Guarantee		2/12/2015	till full performance	USD	5,302,659.33	Gennetti Limited		5/6/2009
58	Gazprombank	Guarantee	3615-022-P-01	7/28/2015	3/25/2019	RUR	269,042,721.00	Southern Kuzbass	3615-022-ДГ	7/28/2015
59	Gazprombank	Guarantee	2615-254-Г-Р-P	7/30/2015	3/31/2019	RUR	62,979,233.00	Moscow Coke	2615-254-Г-Р	7/30/2015
60	Mechel Carbon	Guarantee	136ММ-15	6/30/2015	till full performance	USD	6,890.00	Gennetti Limited	w/o	6/30/2015
61	Gazprombank	Guarantee	3515-025 - ДPЮ	7/28/2015	3/22/2019	RUR	151,627,008.00	Korshunov Mining Plant	3515-025-БГ	7/28/2015
Southern Kuzbass OAO
1	GPB	Guarantee	31/09-В-P-2	6/21/2013	2/6/2018	USD	550,000,000.00	Yakutugol	31/09-В	2/6/2009
2	GPB	Guarantee	226/12-В-P-2	6/21/2013	2/26/2020	USD	300,000,000.00	Yakutugol	226/12-В	4/27/2012
3	GPB	Guarantee	85/13-В-P-1	6/21/2013	2/26/2021	USD	489,000,000.00	Yakutugol	85/13-В	4/26/2013
4	UniCredit Bank AG London Branch	Guarantee	w/o	12/4/2012	12/8/2016	RUR	1,708,045,019.00	Yakutugol	w/o	9/6/2010
Yakutugol Holding Company OAO
1	Unicredit Bank AG	Guarantee	w/o	12/4/2012	12/8/2016	USD	501,981,997.35	Southern Kuzbass	001/0115L/10	3/4/2010
2	Sberbank	Guarantee	P-8508/2	10/9/2012	10/6/2020	RUR	1,500,000,000.00	Southern Kuzbass	8508	10/9/2012

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
3	Sberbank	Guarantee	P-8507/2	10/9/2012	10/6/2020	RUR	6,500,000,000.00	Southern Kuzbass	8507	10/9/2012
4	Sberbank	Guarantee	P-5593/2	10/9/2012	10/6/2020	RUR	6,500,000,000.00	Southern Kuzbass	5593	10/9/2012
5	Sberbank	Guarantee	P-5594/2	10/9/2012	10/6/2020	RUR	9,500,000,000.00	Southern Kuzbass	5594	10/9/2012
6	VTB	Guarantee	К2600/10-0709ЛВ/P030	2/15/2013	4/10/2018	RUR	6,189,000,000.00	Southern Kuzbass	К2600/10-0709ЛВД000	2/7/2011
7	GPB	Guarantee	84-85/13-В-P-3	6/18/2013	4/27/2021	USD	600,000,000.00	Southern Kuzbass	84/13-В 227/12-В	26.04.2013 27.04.2012
8	VTB	Guarantee	P1-743000/2008/00104	7/11/2014	4/10/2021	RUR	10,007,538,200.19	Southern Kuzbass	КC-743000/2008/00104	11/26/2008
9	RTs PT SD Remstal	Guarantee	w/o	1/12/2015	6/1/2016	RUR	118,848,413.57	Metallurg-ShakhtSpets-Stroy	2-2014/МШCC	1/9/2014
10	Mostostroy-9	Guarantee	2264	7/19/2012	1/31/2015	RUR	76,226,952.90	Metallurg-ShakhtSpets-Stroy	0110-2010/C/МШCC dated 01.10.2010	10/1/2010
11	Mostostroitelnaya Kompaniya-10	Guarantee	2497	8/7/2012	3/25/2016	RUR	363,493,247.76	Metallurg-ShakhtSpets-Stroy	2412-1/C/М/МШCC-2011; 2412-2/C/М/МШCC-2011; 50-2011/МШCC; 0110-2010/C/М/МШCC	24.12.2010 24.12.2010 18.02.2011 01.10.2010

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
12	Sberbank	Guarantee	4-04-55005-Е	7/24/2009	7/21/2016	RUR	5,000,000,000.00	Mechel (bonds)	No.01-07	7/24/2009
CMP PAO
1	Sberbank	Guarantee	32-P	8/31/2010	12/10/2021	RUR	600,000,000.00	Izhstal
2	Sberbank	Guarantee	32-P	2/13/2009	12/10/2018	RUR	1,000,000,000.00	Izhstal
3	BNP Paribas	Guarantee	w/o	9/9/2010	4/5/2018	EUR	93,397,796.06	Beloretsk Metallurgical Plant Izhstal Mechel International Holdings Mechel-Trans
4	Sberbank	Guarantee	PОР-5608/2	12/20/2012	12/10/2021	RUR	1,343,576,039.00	Mechel Trading AG
5	VTB	Guarantee	No. 2640/P-6	4/12/2013	4/10/2018	RUR	146,058,320.00	Mechel OAO
6	GPB	Guarantee	2612-195-К-P-4	6/28/2013	10/18/2018	RUR	1,502,607,640.00	Mechel Service
7	GPB	Guarantee	2612-196-К-P-4	6/28/2013	10/18/2018	RUR		Mechel-Energo
8	GPB	Guarantee	2613-172-К-P-2	6/28/2013	4/8/2019	RUR		Beloretsk Metallurgical Plant
9	GPB	Guarantee	2613-173-К-P-З	6/28/2013	4/8/2019	RUR		Urals Stampings Plant
10	GPB	Guarantee	2614-321-Г	6/9/2014	4/29/2016	RUR	1,000,000,000.00
11	GPB	Guarantee	2615-187-К-P-2	7/8/2015	12/25/2018	RUR	1,010,355,923.64	Mechel Service
Urals Stampings Plant OAO
1	GPB	Guarantee	2612-172-К-P-5	6/28/2013	4/8/2019	RUR	229,627,800.00	Beloretsk Metallurgical Plant	2613-172-К	12.04.2013

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
2	GPB	Guarantee	2612-195-К-P-2	6/28/2013	10/18/2018	RUR	229,627,800.00	Mechel Service	2611-319-К	20.10.2011
3	GPB	Guarantee	2612-196-К-P-2	6/28/2013	10/18/2018	RUR	229,627,800.00	Mechel-Energo	2611-324-К	21.10.2011
									2612-196-К	04.05.2012
4	GPB	Guarantee	2612-200-К-P-4	6/28/2013	4/27/2020	RUR	229,627,800.00	CMP	2612-200-К	02.05.2012
5	GPB	Guarantee	2615-187-К-P-3	7/8/2015	12/25/2018	RUR	461,727,140.00	Mechel Service	2615-187-К	25.06.2015
6	GPB	Guarantee	2615-188-К-P-2	7/8/2015	12/25/2018	RUR	461,727,140.00	CMP	2615-188-К	25.06.2015
Mechel-Service OOO
1	VTB	Guarantee	2640/P-2	6/20/2011	4/10/2015	RUR	43,800,000,000.00	Mechel	2640	12/27/2010
2	Sberbank	Guarantee	P-5703/3	12/19/2013	12/10/2021	RUR	12,430,000,000.00	CMP	5703	12/19/2013
3	Sberbank	Guarantee	P-5703/3	12/19/2013	12/10/2021	RUR	15,000,000,000.00	CMP	5321	10/13/2013
4	Sberbank	Guarantee	P-5703/3	12/19/2013	12/10/2021	RUR	1,400,000,000.00	CMP	74086	12/22/2009
5	Sberbank	Guarantee	P-5703/3	12/19/2013	12/10/2021	USD	75,000,000.00	Mechel Trading	5609	12/20/2012
6	Sberbank	Guarantee	P-5703/3	12/19/2013	12/10/2021	USD	25,000,000.00	Mechel Trading	5624	4/30/2013
7	Sberbank	Guarantee	P-5703/3	12/19/2013	12/10/2021	RUR	1,000,000,000.00	Izhstal	4-НКЛ-И	2/13/2009
8	Sberbank	Guarantee	P-5703/3	12/19/2013	12/10/2021	RUR	600,000,000.00	Izhstal	12-НКЛ-И	7/22/2010
9	GPB	Guarantee	2613-172-К-P-3	6/28/2013	4/27/2020	RUR	9,231,123,287.67	CMP	2612-200-К	5/2/2012
10	GPB	Guarantee	2613-172-К-P-3	6/28/2013	4/27/2020	RUR	6,063,607,671.23	Mechel-Energo	2612-196-К	5/4/2012
11	GPB	Guarantee	2613-172-К-P-3	6/28/2013	4/27/2020	RUR	2,218,646,292.39	Beloretsk Metallurgical Plant	2613-172-К	4/12/2013
12	GPB	Guarantee	2613-172-К-P-3	6/28/2013	4/27/2020	RUR	2,088,137,686.95	Urals Stampings Plant	2613-173-К	4/12/2013

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
13	BANK OF CHINA (ELOS)	Guarantee	ПЮ-КР -РЮ-2-08/14	8/20/2014	6/20/2018	RUR	140,000,000.00	Mechel	КР-ЮЮ-1-09/11	9/1/2011
Mechel-Energo OOO
1	GPB	Guarantee	2613-172-К-П-4		4/27/2020	RUR	20,300,000,000.00
Beloretsk Metallurgical Plant OAO
1	The Royal Bank of Scotland	Guarantee under contract between Beloretsk Metallurgical Plant OAO and BNP Paribas	—	9/29/2010	11/5/2017	EUR	2,882,060.00	CMP PAO	w/o	10/5/2007
2	ING bank				6/15/2018				w/o	10/4/2007
3	Banka Nazionale del Lavoro				11/1/2018				w/o	7/11/2008
4	BNP Paribas				3/10/2018			Izhstal OAO	w/o	10/30/2007
5	The Royal Bank of Scotland				4/5/2018				w/o	10/5/2007
6	Banka Nazionale del Lavoro				12/31/2015			MIH GmBH	w/o	9/20/2007
7	GPB	Guarantee	2612-195-К-П-3	6/28/2013	10/18/2018	RUR	166,345,640.00	Mechel Service	2612-195-К	5/3/2012
8	GPB	Guarantee	2612-200-К-П-5	6/28/2013	4/27/2020	RUR	166,345,640.00	CMP	2612-200-К	5/2/2012
9	GPB	Guarantee	2612-196-К-П-3	6/28/2013	10/18/2018	RUR	166,345,640.00	Mechel-Energo	2612-196-К	5/4/2012
10	GPB	Guarantee	2613-173-К-П-2	6/28/2013	4/8/2019	RUR	166,345,640.00	Urals Stampings Plant	2613-173-К	4/12/2013
11	URALSIB	Guarantee	0125/14-П-02	4/14/2015	12/27/2019	RUR	258,888,533.00		0125/14-КЛ-Н	11/20/2014
Mechel-Trans OOO
1	VTB-Leasing	Guarantee	ПЛ 232/01-10	12/14/2010	12/31/2018	USD	8,837,000.36	Mechel-Trans OOO	ДЛ-232/01-10	12/14/2010

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
2	VTB-Leasing	Guarantee	ДПЛ 255/01-14/01	9/30/2014	9/30/2025	RUR	2,085,145,361.20	Mechel Trans East OOO	ДЛ 255/01-11	7/28/2011
3	VTB-Leasing	Guarantee	ДПЛ 156/10-13	12/6/2013	10/31/2024	RUR	1,318,313,355.33	Mechel-Trans OOO	ДЛ 156/10-13	10/4/2013
4	VTB-Leasing	Guarantee	ДП 156/05-14/01	9/30/2014	3/20/2030	RUR	936,842,086.52	Mechel-Trans OOO	ДЛ 156/05-10	11/15/2010
5	VTB-Leasing	Guarantee	ДП 156/06-14/01	9/30/2014	3/20/2030	RUR	3,155,486,620.01	Mechel-Trans OOO	ДЛ 156/06-10	12/17/2010
6	VTB-Leasing	Guarantee	ДП 156/07-14/01	9/30/2014	3/20/2030	RUR	3,653,598,196.08	Mechel-Trans OOO	ДЛ 156/07-11	6/17/2011
7	VTB-Leasing	Guarantee	ДП 156/08-14/01	9/30/2014	3/20/2030	RUR	1,053,695,160.00	Mechel-Trans OOO	ДЛ 156/08-11	9/6/2011
8	VTB-Leasing	Guarantee	ДП 156/09-14/01	9/30/2014	3/20/2030	RUR	350,383,203.99	Mechel-Trans OOO	ДЛ 156/09-11	11/30/2011
9	VTB-Leasing	Guarantee	ДПЛ 156/10-14	9/30/2014	3/20/2030	RUR	1,318,313,355.33	Mechel-Trans OOO	ДЛ 156/10-13	10/4/2013
10	Raiffeisen-Leasing	Guarantee	ДП-2010/4692	10/29/2010	12/29/2015	RUR	54,606,580.42	Mechel Trans East OOO	2010/4692	10/29/2010
11	Raiffeisen-Leasing	Guarantee	ДП-2011/5192	5/10/2011	5/10/2014	RUR	8,428,225.56	Port Mechel Temryuk OOO	2011/5192	5/10/2011
12	Gazprombank Leasing	Guarantee	Х-029/11-02-3/46	4/8/2011	7/31/2017	RUR	272,440,283.85	Mechel Trans Auto OOO	02-3/43	3/22/2011
13	Gazprombank Leasing	Guarantee	Х-047/11	5/11/2011	12/31/2018	RUR	81,790,910.80	Mechel Trans East OOO	02-3/76	4/15/2011
14	Gazprombank Leasing	Guarantee	Х-048/11	5/11/2011	12/31/2018	RUR	17,173,772.44	Mechel Trans East OOO	02-3/87	4/28/2011
15	Gazprombank Leasing	Guarantee	Х-049/11	5/11/2011	12/31/2018	RUR	22,211,837.49	Mechel Trans East OOO	02-3/78	4/21/2011
16	Gazprombank Leasing	Guarantee	Х-054/11	5/20/2011	8/1/2017	RUR	120,193,144.93	Mechel Trans East OOO	02-3/99	5/6/2011
17	Gazprombank Leasing	Guarantee	Х-064/11	5/20/2011	12/31/2018	RUR	59,378,121.69	Mechel Trans East OOO	02-3/62	4/22/2011
18	Gazprombank Leasing	Guarantee	Х-065/11	6/21/2011	7/31/2017	RUR	1,435,871.63	Mechel Trans East OOO	02-3/117	6/10/2011
19	Gazprombank Leasing	Guarantee	Х-079/11	7/20/2011	7/31/2017	RUR	3,414,488.86	Mechel Trans East OOO	02-3/204	7/18/2011

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
20	Gazprombank Leasing	Guarantee	Х-085/11	7/4/2011	7/31/2017	RUR	19,740,097.31	Mechel Trans East OOO	02-3/137	6/30/2011
21	Gazprombank Leasing	Guarantee	Х-086/11	7/4/2011	7/31/2017	RUR	2,455,608.36	Mechel Trans East OOO	02-3/140	6/30/2011
22	Gazprombank Leasing	Guarantee	Х-087/11	7/27/2011	12/31/2018	RUR	11,358,847.34	Mechel Trans East OOO	02-3/216	7/25/2011
23	Gazprombank Leasing	Guarantee	Х-089/11	8/3/2011	7/31/2017	RUR	1,100,723.06	Mechel Trans East OOO	02-3/202	7/20/2011
24	Gazprombank Leasing	Guarantee	Х-033/12/02-3/42	5/3/2012	3/31/2018	RUR	8,419,661.92	Mechel Trans Auto OOO	02-3/41	4/28/2012
25	Gazprombank Leasing	Guarantee	Х-077/11	8/2/2011	7/30/2019	RUR	430,165,241.35	Mechel-Trans OOO	Р-135/11	7/8/2011
26	Gazprombank Leasing	Guarantee	02-3/106	5/6/2011	3/31/2019	RUR	209,124,109.62	Mechel-Trans OOO	Р 095/11	4/5/2011
27	Gazprombank Leasing	Guarantee	02-3/304	9/28/2011	6/30/2019	RUR	467,888,569.22	Mechel-Trans OOO	Р-147/11	8/29/2011
28	Gazprombank Leasing	Guarantee	02-3/407	11/18/2011	8/22/2019	RUR	91,465,354.67	Mechel-Trans OOO	Р-179/11	10/7/2011
29	Alfa-Bank	Guarantee	526/п2	10/2/2013	10/25/2019	USD	150,000,000.00	Chelyabinsk Metallurgical Plant OAO	526	8/30/2013
30	VTB	Guarantee	2640-П/4	8/10/2012	4/10/2021	RUR	40,000,000,000.00	Mechel OAO	2640	12/27/2010
31	Sberbank	Guarantee	П-5703/2	12/19/2013	10/10/2021	RUR	12,430,000,000.00	Chelyabinsk Metallurgical Plant OAO	5703	12/19/2013
32	MKB	Guarantee	420502/14	4/7/2014	2/10/2019	USD	55,000,000.00	Mechel Service OOO	4205/14	4/7/2014
33	MKB	Guarantee	420602/14	4/9/2014	2/10/2019	USD	33,000,000.00	Mechel Service OOO	4206/14	4/9/2014
34	MKB	Guarantee	420702/14	4/23/2014	2/10/2019	USD	17,000,000.00	Mechel Service OOO	4207/14	4/23/2014

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
35	BANK OF CHINA (ELOS)	Guarantee	ПЮ-КР-РЮ-1-08/14	8/20/2014	6/20/2018	RUR	140,000,000.00	Mechel OAO	КР-РЮ-1-09/11; Additional Agreement No.1 dated 28.06.2012, Additional Agreement No.2 dated 31.07.2013, Additional Agreement No.3 dated 18.09.2013, Additional Agreement No.4 dated 20.08.2014	9/1/2011
36	FinanceBusinessGroup OOO	Guarantee	ДП/7/327Ф	9/30/2014	9/30/2030	RUR	326,978,000.00	Mechel-Trans OOO	327Ф/08-2014	8/29/2014
37	Gazprombank Leasing-Standard	Guarantee	03-1-3/30	8/5/2010	8/5/2015	RUR	21,282,696.47	Mechel-Trans OOO	03-1-3/22	8/5/2010
38	Gazprombank Leasing-Standard	Guarantee	03-1-3/31	8/5/2010	8/5/2015	RUR	11,441,123.83	Mechel Trans East OOO	03-1-3/24	8/5/2010
39	Gazprombank Leasing-Standard	Guarantee	03-1-3/32	8/5/2010	8/5/2015	RUR	59,371,216.54	Mechel Trans East OOO	03-1-3/26	8/5/2010
40	Gazprombank Leasing-Standard	Guarantee	03-1-3/17	8/3/2010		RUR	43,100,000.00	Port Mechel Temryuk OOO	03-1-3/15	8/3/2010
41	Titan ZAO	Guarantee	361/М-13	7/31/2013	10/31/2016	RUR	5,057,572,068.00	Mechel-Trans OOO	Р-053/13	7/31/2013

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
Korshunov Mining Plant OAO
1	UniCredit Bank	Guarantee	w/o	12/4/2012	12/8/2016	RUR	225,531,000.00	Yakutugol	w/o	9/6/2010
2	UniCredit Bank	Guarantee	w/o	12/4/2012	12/8/2016	RUR	225,531,000.00	Southern Kuzbass	w/o	9/6/2010
Mechel Trans East OOO
1	FinanceBusinessGroup OOO	Guarantee	ДП/7/327Ф	9/30/2014	9/30/2030	RUR	326,978,000.00	Mechel-Trans OOO	327Ф/08-2014	8/29/2014
2	VTB-Leasing JSC	Guarantee	ДП 156/05-14/01	9/30/2014	3/20/2030	RUR	43,604,095.59	Mechel-Trans OOO	ДЛ 156/05-10	11/15/2010
3	VTB-Leasing JSC	Guarantee	ДП 156/06-14/01	9/30/2014	3/20/2030	RUR	1,065,405,537.38	Mechel-Trans OOO	ДЛ 156/06-10	12/17/2010
4	VTB-Leasing JSC	Guarantee	ДП 156/07-14/01	9/30/2014	3/20/2030	RUR	85,759,632.67	Mechel-Trans OOO	ДЛ 156/07-11	6/17/2011
5	VTB-Leasing JSC	Guarantee	ДП 156/08-14/01	9/30/2014	3/20/2030	RUR	2,185,522,019.35	Mechel-Trans OOO	ДЛ 156/08-11	9/6/2011
6	VTB-Leasing JSC	Guarantee	ДП 156/09-14/01	9/30/2014	3/20/2030	RUR	5,016,245.97	Mechel-Trans OOO	ДЛ 156/09-11	11/30/2011
7	VTB-Leasing JSC	Guarantee	ДП 156/10-14/01	9/30/2014	3/20/2030	RUR	180,590,804.22	Mechel-Trans OOO	ДЛ 156/10-13	10/4/2013
Bratsk Ferroalloy Plant OOO
1	VTB	Guarantee	No.2640/П-5	4/12/2013	4/10/2018	RUR	43,800,000,000.00	Mechel OAO	2640	12/27/2010
2	Sberbank	Guarantee	No.П-5703/4	12/19/2013	12/10/2021	RUR	36,953,738,530.75	CMP PAO	5703	12/19/2013
								CMP PAO	5321	10/13/2010
								Mechel Trading AG	5609	12/20/2012
								Mechel Trading AG	5624	4/30/2013
								Southern Kuzbass	8508	10/9/2012
								Southern Kuzbass	8508	10/9/2012

№ Item No	The Lender / lessor	Details of the guarantee / warranty agreement							Details of the Obligor’s contract
		Agreement type	Agreement number	Agreement date	Agreement termination date	Agreement currency	Amount of obligations under the agreement	Obligor	Agreement number	Agreement date
								CMP PAO	74086	12/22/2009
								Southern Kuzbass	13	3/25/2010
								Izhstal OAO	4-НКЛ-И	2/13/2009
								Izhstal OAO	12-НКЛ-И	7/22/2010
								Korshunov Mining Plant OAO	28	3/16/2010
								Korshunov Mining Plant OAO	29	3/16/2010
								Yakutugol OAO	12	4/23/2010
								CMP PAO	5705	12/19/2013
Izhstal OAO
1	BNP Paribas	Guarantee	w/o	09/09/10	05/04/18	EUR	10,433,149.03	CMP	w/o	10/5/2007
2	BNP Paribas	Guarantee	w/o	09/09/10	05/04/18	EUR	16,633,856.14	CMP	w/o	10/4/2007
3	BNP Paribas	Guarantee	w/o	09/09/10	05/04/18	EUR	43,974,599.67	CMP	w/o	7/11/2008
4	BNP Paribas	Guarantee	w/o	09/09/10	05/04/18	EUR	30,343,743.10	Izhstal	w/o	10/30/2007
5	BNP Paribas	Guarantee	w/o	09/09/10	05/04/18	EUR	30,397,103.99	Izhstal	w/o	10/5/2007
Fincom-Invest LLC
1	MOSCOW CREDIT BANK JSC	Guarantee	420503/14	4/7/2014	2/10/2019	USD	55,000,000.00	Mechel Service OOO	Credit Agreement 4205/14	4/7/2014
2	MOSCOW CREDIT BANK JSC	Guarantee	420603/14	4/9/2014	2/10/2019	USD	33,000,000.00	Mechel Service OOO	Credit Agreement 4206/14	4/9/2014
3	MOSCOW CREDIT BANK JSC	Guarantee	420703/14	4/23/2014	2/10/2019	USD	17,000,000.00	Mechel Service OOO	Credit Agreement 4207/14	4/23/2014